UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10253
                                                     ---------------------

               Nuveen New York Dividend Advantage Municipal Fund 2
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: September 30
                                           ------------------

                  Date of reporting period: September 30, 2006
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                ANNUAL REPORT September 30, 2006


                                Nuveen Investments
                                Municipal Closed-End Funds

     NUVEEN NEW YORK
     MUNICIPAL VALUE
          FUND, INC.
                 NNY

     NUVEEN NEW YORK
    PERFORMANCE PLUS
MUNICIPAL FUND, INC.
                 NNP

     NUVEEN NEW YORK
  DIVIDEND ADVANTAGE
      MUNICIPAL FUND
                 NAN

     NUVEEN NEW YORK
  DIVIDEND ADVANTAGE
    MUNICIPAL FUND 2
                 NXK

Photo of: Woman and man at the beach.
Photo of: A child.

DEPENDABLE,
TAX-FREE INCOME BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)


Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Chairman's
     LETTER TO SHAREHOLDERS


     Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

     For some time, I've used these letters to remind you that municipal bonds can be an important building block in a well balanced investment portfolio. In addition to providing attractive tax-free monthly income, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification. Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. For more information about this important investment strategy, I encourage you to contact your personal financial advisor.


"IN ADDITION TO PROVIDING ATTRACTIVE TAX-FREE MONTHLY INCOME, A MUNICIPAL BOND INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION."


     We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the Internet. The inside front cover of this report contains information on how you can sign up.

     We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

November 16, 2006

Nuveen Investments New York Municipal Closed-End Funds
(NNY, NNP, NAN, NXK)

Portfolio Manager's
        COMMENTS



Portfolio manager Cathryn Steeves discusses economic and municipal market conditions at both the national and state levels, key investment strategies, and the annual performance of these four New York Funds. Cathryn, who joined Nuveen in 1996, assumed portfolio management responsibility for the New York Funds in July 2006.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED SEPTEMBER 30, 2006?

In response to market concerns about oil prices, inflation, and the actions of the Federal Reserve over the past 12 months, bond yields exhibited some volatility during this reporting period, with longer-term rates peaking in October 2005 and again in June 2006. For the period as a whole, interest rates at the shorter end of the yield curve generally continued to rise, while various longer rates posted smaller increases and even declined. As short-term rates approached and exceeded the levels of long-term rates, the taxable yield curve became increasingly flat and subsequently inverted. Consequently, bonds with longer durations1 generally outperformed those with shorter durations during this period.

Between October 1, 2005 and July 31, 2006, the Federal Reserve announced increases in the fed funds rate at six consecutive Open Market Committee meetings, before leaving monetary policy unchanged at the August and September 2006 sessions. These six increases of 0.25% each raised the short-term target by 150 basis points, from 3.75% to 5.25%, its highest level since March 2001. During this same period, the yield on the benchmark 10-year U.S. Treasury note rose just 30 basis points to end September 2006 at 4.63%. By contrast, in the municipal market, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, stood at 4.77% at the end of September 2006, down 27 basis points from the end of September 2005.

Economic growth over the past year reflected the fluctuations in interest rates, energy prices, and the effects of a softening housing market. After expanding at a rate of 1.8% in the fourth quarter of 2005, the U.S. gross domestic product
(GDP) rebounded sharply to expand 5.6% in the first quarter of 2006 before moderating to a 2.6% expansion in the second quarter of 2006 (all GDP numbers annualized, year over year). In the third quarter of 2006, GDP growth recorded a weaker-than-expected 1.6% expansion, with the deceleration largely the result of a 17% slump in residential investment, although consumer spending remained relatively solid. Despite slower growth, the markets continued to keep a close eye on inflation trends. While the year-over-year increase in the Consumer Price Index registered a relatively benign 2.1% in September 2006, the core



1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

rate (which excludes food and energy prices) rose 2.9% over the same period, the largest increase in 10 years. In general, the jobs picture remained positive, with national unemployment at 4.6% in September 2006, down from 5.1% in September 2005.

Over the 12 months ended September 2006, municipal bond issuance nationwide totaled $368.2 billion, down 9% from the previous 12 months. This total reflected the general decrease in the supply of municipal paper during 2006. After reaching record levels in calendar year 2005, municipal supply declined during the first nine months of 2006, with $261.6 billion in new securities coming to market, off 16% from the same period in 2005. A major factor in 2006's drop was the sharp reduction in pre-refunding volume, which fell more than 54% from last year's levels, as rising interest rates made advance refundings less economically attractive. Overall, demand for municipal bonds, especially those offering higher yields, continued to be strong and broad-based, with retail investors, property and casualty insurance companies, and hedge funds all participating in the market.


HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN NEW YORK DURING
THIS PERIOD?

New York ranked as the 25th fastest growing state economy in the nation in 2005, led by the financial, professional and business, and educational and health sectors. Despite New York's increased economic diversity, the financial services industry continued to be the key driver of the state's economy, representing 4% of the total number of jobs but 20% of the wages in the state. While tourism returned to pre-9/11 levels, the continued loss of manufacturing jobs, especially in upstate New York, meant that economic recovery was largely centered around New York City and its suburbs. As of September 2006, the unemployment rate in the state was 4.4%, down from 5.1% in September 2005 and the lowest since March 2001. New York's population trends, which have lagged the nation for years, remained weak, with growth of less than 2% over the past five years.

Following several years of deficits and delays in budget enactment, New York's financial condition has shown gradual improvement. For fiscal 2006, the state erased the general fund's negative balance to end the year $384 million in the black. The $113.6 billion budget for fiscal 2007 was adopted on March 31, 2006, the second year in a row that New York passed its budget by the legally required April 1 deadline. This budget took some steps toward funding a 2005 mandate requiring New York City schools to guarantee a basic education for its children, with increased school aid of $1.3 billion and $1.8 billion in new school construction aid. The budget also authorized New York City's Transitional Finance Authority to issue $9.4 billion in bonds for school construction. In general, New

York's revenues remain vulnerable to Wall Street cycles, with 51% of the state's general fund receipts generated by personal income taxes, which are heavily dependent on high-paying jobs in the financial sector as well as securities prices and capital gains. The state continued to face forecasted budget deficits in fiscal 2008 ($3.2 billion) and 2009 ($5.4 billion).

In December 2005, Moody's upgraded its rating on New York general obligation bonds to Aa3 from A1, citing improving financial operations. This rating was reconfirmed in March 2006, as was Standard & Poor's rating of AA. For the 12 months ended September 30, 2006, municipal issuance in New York totaled $34.6 billion, down 26% from the previous 12 months. During the first nine months of 2006, New York supply declined even more sharply, falling 37% from that of January-September 2005, to $20.5 billion. While New York remained the second largest state issuer in the nation for the 12-month period, the state slipped to fourth for the year-to-date. According to Moody's, the state's tax-supported debt has grown 37% since 2001, ranking New York second in the nation behind California on this measure. In terms of debt per capita and debt as a percentage of personal income, New York ranks fifth.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NEW YORK FUNDS DURING THIS REPORTING PERIOD?

As the municipal yield curve flattened over this 12-month period, we continued to emphasize careful management of the Funds' underlying portfolios in line with our established targets. This included a disciplined approach to duration management and yield curve positioning. Over this period, two factors caused the durations of these New York Funds to shorten more quickly than that of the general market as a whole. First, with the flattening of the yield curve, we saw a major acceleration in advance refunding2 activity during the first part of this period. While these pre-refundings benefited the Funds' performance, they also had a shortening effect on the Funds' durations. The second factor was the natural tendency of a bond's duration to shorten as time passes. During the second part of this period, we took a proactive approach to mitigating the potential interest rate risk associated with these changes in duration. (While interest rate risk is typically associated with longer durations, a fund's price performance can also be hampered if the fund's duration is too short during a period when the market rallies.)

Because interest rates at the longer end of the yield curve remained relatively low and even declined over this period, we believed the most prudent approach to maintaining the Funds' durations within our preferred strategic range while continuing to support


2 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

their income was the use of forward interest rate swaps, a type of derivative financial instrument. As discussed in previous shareholder reports, we began using these instruments in late 2004 in an effort to reduce interest rate risk, that is, to minimize the impact of interest rate movements on the Funds. In those cases the fund agreed to pay a fixed interest rate and receive a floating rate. In the more recent situation, where the Funds needed to lengthen their durations (and thereby increase interest rate risk), the funds agreed to pay a floating rate and receive a fixed rate. The techniques are not an attempt to profit from correctly predicting the timing and direction of these movements. Instead, our sole objective is to manage the durations (and price sensitivity) of these Funds without having a negative impact on their income streams or common share dividends over the short term. In line with this objective, we entered into duration-lengthening swaps on NNY, NNP, NAN, and NXK in July 2006.

Although issuance in New York, as previously mentioned, declined sharply during this period, the reduction in supply did not have a major impact on the implementation of this or other strategies we had planned for these Funds. In watching the market for potential new additions to our portfolios, we focused mainly on attractively priced, premium coupon3 bonds in the 15- to 20-year part of the curve, which we thought generally offered good value, and on bonds maturing in 25 years or more to increase the Funds' exposure to longer bonds. Overall, we believed that the bonds we purchased provided strong performance potential and attractive reward opportunities without excessive risk. Because New York is a state in which most municipal bond issuers are of high quality, much of the new supply was highly rated and/or insured, and the majority of our new purchases were higher-rated credits, including insured healthcare bonds. We also bought insured bonds issued by New York City Industrial Development Agency to finance new stadiums for the New York Yankees and Mets, which were added to all four Funds.

At the same time, we continued to emphasize maintaining the Funds' weightings of lower-quality bonds. However, as credit spreads (the difference between the higher yields on such lower quality bonds, and the yields on higher quality bonds) continued to narrow and municipal supply tightened, we generally had difficulty finding attractively structured lower-rated credit opportunities in the New York market. One area where we did find an opportunity to purchase lower-rated bonds was the tobacco sector. In February 2006, we participated in the $1.4 billion issuance of BBB rated tobacco bonds by TSASC, Inc. New York, purchasing these credits for all four of the New York Funds. This enabled us to replace a portion of the Funds' tobacco exposure that had been



3 Premium coupon bonds are credits that, at the time of purchase, are trading above their par values because their coupons are higher than current coupon levels. Historically, these bonds have held their value better than current coupon bonds when interest rates rise.

reduced by advance refundings by New York City and some of the state's larger counties. Overall, the New York Funds continued to have good exposure to the lower-rated credit categories.

As part of our duration management strategies, we also selectively sold holdings with shorter durations. Selling these shorter duration bonds and reinvesting further out on the yield curve helped to improve the Funds' overall call protection profile. We also took advantage of opportunities to sell selected holdings when we believed that prevailing prices made these bonds attractive sales candidates.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen New York Funds, as well as relevant index and peer group information, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE*
For periods ended 9/30/06

                        1-YEAR            5-YEAR           10-YEAR
--------------------------------------------------------------------------------
NNY4                    4.56%             5.06%            5.13%
--------------------------------------------------------------------------------
NNP                     4.91%             7.28%            6.88%
--------------------------------------------------------------------------------
NAN                     4.91%             7.35%            NA
--------------------------------------------------------------------------------
NXK                     5.37%             7.70%            NA
--------------------------------------------------------------------------------
Lehman Brothers NY
Tax-Exempt
Bond Index5             4.38%             5.11%            5.97%
--------------------------------------------------------------------------------
Lipper NY
Municipal Debt
Funds Average6          5.89%             6.74%            6.32%
--------------------------------------------------------------------------------

*Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.


For the 12 months ended September 30, 2006, the total return on net asset value
(NAV) for NNY, NNP, NAN, and NXK outperformed the return on the Lehman Brothers New York Tax-Exempt Bond Index. The returns on all four of the New York Funds in this report underperformed the average return for the Lipper New York peer group.

Factors that influenced the Funds' returns during this period included yield curve positioning and duration management, allocations to lower-rated credits (or credit risk), sector selection, the use of financial leverage, and pre-refunding activity. The



4 NNY is an unleveraged Fund; the remaining three Funds in this report are leveraged.

5 The Lehman Brothers New York Tax-Exempt Bond Index is an unleveraged, unmanaged index comprising a broad range of investment-grade New York municipal bonds. Results for the Lehman index do not reflect any expenses.

6 The Lipper New York Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, 20; 5 years, 10; and 10 years, 7. Fund and Lipper returns assume reinvestment of dividends.

implementation of hedges in these four Funds during this period also was a positive contributor to their performances.

As longer rates declined and the taxable yield curve flattened and even inverted over the course of this period, yield curve and duration positioning played an important role in the performance of these Funds. Overall, bonds in the Lehman Brothers Municipal Bond Index with maturities between two and six years were the most adversely impacted by changes in the interest rate environment over this period, as interest rates in that part of the yield curve rose sharply. As a result, these bonds generally underperformed intermediate and longer bonds (those with maturities of at least 12 years), with issues having the longest maturities (22 years and longer) achieving the best returns for the period. While these four Funds held relatively few short bonds and a good allocation of intermediate bonds, each of the Funds was slightly underexposed to bonds in the longest part of the curve, which hampered their performances to some degree.

With bonds rated BBB or lower and non-rated bonds generally outperforming other credit quality sectors during this period, all of these Funds benefited from their allocations of lower-quality credits. The performance of this sector was largely the result of investor demand for the higher yields typically associated with lower-quality bonds, which drove up their value and tightened credit spreads. In particular, NXK, which had allocated 15% of its portfolio to bonds rated BBB or lower and non-rated bonds as of September 30, 2006, benefited from this situation. In the other three New York Funds, BBB and non-rated bonds accounted for 11% of each Fund's portfolio.

Among the lower-rated holdings making positive contributions to the Funds' total returns for this period were healthcare credits (including hospitals) and industrial development and resource recovery bonds, which ranked as the top performing revenue sectors in the Lehman Brothers municipal index. Bonds backed by the 1998 master tobacco settlement agreement, which comprised approximately 2% of the portfolios of these four Funds as of September 30, 2006, also performed well and contributed to the Funds' returns.

Another factor in the annual performance of these Funds, especially relative to that of the unleveraged Lehman Brothers New York Tax-Exempt Bond Index, was the use of financial leverage. Three of these Funds (NNP, NAN, and NXK) use leverage, while NNY is not leveraged. While leveraging can add volatility to a Fund's NAV and share price, this strategy can also provide opportunities for additional income and total return for common shareholders. The Fund's leveraging strategy positively impacted their results over this period, although not to the same extent as in the past. Since NNY is not leveraged, it did not benefit from the changes in the interest rate environment to the same extent as the other three Funds, which accounted for some of the performance differentials. Over the long term, we firmly believe that the use of financial leverage should work to the benefit of those Funds that are leveraged. This is demonstrated by the five-year and ten-year return performance--both absolute and relative to the Lehman Brothers New York Tax-Exempt Bond Index--of the three leveraged Funds in this report.

As noted earlier, we also continued to see positive contributions from advance refunding activity, which benefited these Funds through price appreciation and enhanced credit quality. While advance refundings generally enhanced performance for this 12-month period, the Funds' holdings of older, previously pre-refunded bonds tended to underperform the general municipal market, due primarily to their shorter effective maturities. This was especially true in NNP, which had the largest allocation of pre-refunded bonds among these four Funds.


HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF SEPTEMBER 30, 2006?

Maintaining strong credit quality remained an important requirement for the Funds. As of September 30, 2006, all of these Funds continued to offer excellent credit quality, with bonds rated AAA/U.S. guaranteed and AA comprising 81% of NXK's portfolio, 84% in NAN, and 86% of NNY and NNP.

As of September 30, 2006, potential call exposure for the period October 2006 through the end of 2008 ranged from 6% in NAN and 9% in NNP to 12% in NXK and 18% in NNY. The number of actual bond calls will depend largely on future market interest rates.

                        Dividend and Share Price
                               INFORMATION



All of the Funds in this report except NNY use leverage to potentially enhance opportunities for additional income for common shareholders. The benefits of leveraging are tied in part to the short-term rates leveraged Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, these Funds generally pay lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. Conversely, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise, impacting the Funds' income streams and total returns and reducing the extent of the benefits of leveraging. The Funds' income streams were also affected as the proceeds from older, higher- yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields. These factors resulted in three monthly dividend reductions in NNP, NAN, and NXK over the 12-month period ended September 30, 2006. The dividend of NNY remained stable throughout this reporting period.

Due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received sizable capital gains and net ordinary income distributions at the end of December 2005, as follows:

             LONG-TERM CAPITAL GAINS                    ORDINARY INCOME
                         (PER SHARE)                        (PER SHARE)
--------------------------------------------------------------------------------
NNP                          $0.3007                            $0.0012
--------------------------------------------------------------------------------
NAN                          $0.1864                                 --
--------------------------------------------------------------------------------
NXK                          $0.2014                            $0.0040
--------------------------------------------------------------------------------

These distributions, which represented an important part of the total returns of these three Funds for this period, were generated by bond calls and the sale of appreciated securities. This had a slight negative impact on the Funds' earning power per common share and was a minor factor in the common share dividend reductions noted above.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of September 30, 2006, NNY, NNP, and NXK had positive UNII balances for both financial statement and tax purposes, while NAN had a negative UNIIbalance for financial statement purposes and a positive UNIIbalance for tax purposes.

At the end of the reporting period, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:

                             9/30/06                   12-MONTH AVERAGE
                    PREMIUM/DISCOUNT                   PREMIUM/DISCOUNT
--------------------------------------------------------------------------------
NNY                           -5.75%                             -7.25%
--------------------------------------------------------------------------------
NNP                           -0.81%                              1.67%
--------------------------------------------------------------------------------
NAN                           +0.71%                              3.48%
--------------------------------------------------------------------------------
NXK                           +1.18%                              2.11%
--------------------------------------------------------------------------------

Nuveen New York Municipal Value Fund, Inc.
NNY

Performance
      OVERVIEW As of September 30, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              57%
AA                               29%
A                                 3%
BBB                               6%
BB or Lower                       3%
N/R                               2%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Oct                           0.0355
Nov                           0.0355
Dec                           0.0355
Jan                           0.0355
Feb                           0.0355
Mar                           0.0355
Apr                           0.0355
May                           0.0355
Jun                           0.0355
Jul                           0.0355
Aug                           0.0355
Sep                           0.0355

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
10/01/05                      9.31
                              9.28
                              9.25
                              9.26
                              9.21
                              9.26
                              9.25
                              9.15
                              9.05
                              9.05
                              8.99
                              9.01
                              8.97
                              9.01
                              9.1
                              9.12
                              9.14
                              9.11
                              9.15
                              9.08
                              9.12
                              9.05
                              9.06
                              9.16
                              9.15
                              9.11
                              9.16
                              9.1
                              9.02
                              9.13
                              9.06
                              9.06
                              9.05
                              9.03
                              9.04
                              9.1
                              9.07
                              9.11
                              9.11
                              9.09
                              9.09
                              9.07
                              9.13
                              9.15
                              9.14
                              9.14
                              9.07
                              9.08
                              9.06
                              9.03
                              9
                              9.05
                              8.98
                              9.01
                              9.01
                              9.06
                              9.02
                              9.1
                              9.12
                              9.14
                              9.15
                              9.15
                              9.2
                              9.2
                              9.21
                              9.2
                              9.28
                              9.3
                              9.33
                              9.32
                              9.24
                              9.22
                              9.18
                              9.18
                              9.24
                              9.22
                              9.22
                              9.24
                              9.32
                              9.27
                              9.29
                              9.32
                              9.3
                              9.26
                              9.25
                              9.23
                              9.18
                              9.24
                              9.26
                              9.24
                              9.27
                              9.25
                              9.29
                              9.23
                              9.25
                              9.2301
                              9.28
                              9.27
                              9.31
                              9.29
                              9.29
                              9.34
                              9.36
                              9.37
                              9.37
                              9.39
                              9.42
                              9.37
                              9.4
                              9.41
                              9.44
                              9.36
                              9.43
                              9.47
                              9.48
                              9.58
                              9.51
                              9.59
                              9.58
                              9.6
                              9.67
                              9.62
                              9.73
                              9.68
                              9.5
                              9.55
                              9.61
                              9.63
                              9.73
                              9.64
                              9.56
                              9.54
                              9.41
                              9.38
                              9.3
                              9.23
                              9.25
                              9.19
                              9.15
                              9.15
                              9.15
                              9.2
                              9.23
                              9.25
                              9.26
                              9.26
                              9.25
                              9.25
                              9.22
                              9.26
                              9.24
                              9.21
                              9.21
                              9.23
                              9.2
                              9.22
                              9.16
                              9.14
                              9.04
                              9.08
                              9.1
                              9.13
                              9.084
                              9.09
                              9.07
                              9.07
                              9.11
                              9.09
                              9.18
                              9.18
                              9.17
                              9.26
                              9.19
                              9.16
                              9.2
                              9.18
                              9.22
                              9.2
                              9.16
                              9.11
                              9.12
                              9.11
                              9.09
                              9.07
                              9.01
                              9.06
                              9.04
                              9.09
                              9.08
                              9.17
                              9.17
                              9.17
                              9.16
                              9.25
                              9.24
                              9.21
                              9.18
                              9.25
                              9.32
                              9.22
                              9.32
                              9.29
                              9.25
                              9.2899
                              9.36
                              9.34
                              9.27
                              9.25
                              9.27
                              9.32
                              9.34
                              9.35
                              9.33
                              9.4
                              9.35
                              9.4
                              9.36
                              9.36
                              9.41
                              9.37
                              9.41
                              9.49
                              9.45
                              9.45
                              9.43
                              9.43
                              9.37
                              9.41
                              9.41
                              9.47
                              9.46
                              9.45
                              9.45
                              9.5
                              9.45
                              9.39
                              9.36
                              9.4
                              9.35
                              9.38
                              9.31
                              9.32
                              9.35
                              9.28
                              9.42
                              9.42
                              9.37
                              9.49
                              9.44
                              9.49
                              9.45
                              9.45
                              9.51
9/30/06                       9.51


FUND SNAPSHOT
-------------------------------------
Common Share Price             $9.51
-------------------------------------
Common Share
Net Asset Value               $10.09
-------------------------------------
Premium/(Discount) to NAV     -5.75%
-------------------------------------
Market Yield                   4.48%
-------------------------------------
Taxable-Equivalent Yield1      6.69%
-------------------------------------
Net Assets Applicable to
Common Shares ($000)        $152,573
-------------------------------------
Average Effective
Maturity on Securities (Years) 17.16
-------------------------------------
Modified Duration               5.30
-------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/07/87)
-------------------------------------
           ON SHARE PRICE    ON NAV
-------------------------------------
1-Year          7.50%         4.56%
-------------------------------------
5-Year          4.95%         5.06%
-------------------------------------
10-Year         4.51%         5.13%
-------------------------------------

INDUSTRIES
(as a % of total investments)
-------------------------------------
Tax Obligation/Limited         21.1%
-------------------------------------
U.S. Guaranteed                14.5%
-------------------------------------
Health Care                    12.9%
-------------------------------------
Long-Term Care                 10.9%
-------------------------------------
Transportation                  8.4%
-------------------------------------
Utilities                       7.6%
-------------------------------------
Education and Civic
   Organizations                7.4%
-------------------------------------
Housing/Multifamily             5.1%
-------------------------------------
Other                          12.1%
-------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen New York Performance Plus Municipal Fund, Inc.
NNP

Performance
      OVERVIEW As of September 30, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              59%
AA                               27%
A                                 3%
BBB                               7%
BB or Lower                       2%
N/R                               2%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Oct                            0.078
Nov                            0.078
Dec                            0.078
Jan                            0.078
Feb                            0.078
Mar                            0.074
Apr                            0.074
May                            0.074
Jun                           0.0695
Jul                           0.0695
Aug                           0.0695
Sep                           0.0665

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
10/01/05                      16.01
                              16.07
                              16.08
                              16.08
                              16.1
                              16.033
                              16.18
                              16
                              15.89
                              15.7
                              15.51
                              15.54
                              15.49
                              15.61
                              15.75
                              15.85
                              15.85
                              15.9
                              15.9901
                              15.97
                              15.98
                              15.9
                              15.82
                              15.86
                              15.91
                              15.99
                              16.04
                              16.06
                              16.07
                              16.1
                              16.05
                              15.93
                              15.98
                              16.01
                              16.08
                              16.1
                              16.1
                              16.1301
                              16.1217
                              16.33
                              16.39
                              16.53
                              16.47
                              16.55
                              16.53
                              16.43
                              16.38
                              16.39
                              16.35
                              16.36
                              15.9
                              15.93
                              15.9
                              15.81
                              15.84
                              15.85
                              15.75
                              15.75
                              15.83
                              15.83
                              15.87
                              15.89
                              16.02
                              16.02
                              16.18
                              16.43
                              16.55
                              16.65
                              16.75
                              16.64
                              16.59
                              16.58
                              16.32
                              16.46
                              16.34
                              16.4
                              16.36
                              16.43
                              16.42
                              16.34
                              16.42
                              16.54
                              16.5
                              16.5
                              16.59
                              16.6
                              16.49
                              16.43
                              16.6048
                              16.49
                              16.6
                              16.51
                              16.64
                              16.6
                              16.71
                              16.7
                              17.05
                              16.96
                              17.08
                              16.98
                              17.02
                              17.18
                              17.25
                              17.15
                              17.14
                              16.96
                              16.86
                              16.8
                              16.96
                              16.8
                              16.79
                              16.63
                              16.61
                              16.53
                              16.61
                              16.56
                              16.65
                              16.63
                              16.58
                              16.68
                              16.67
                              16.56
                              16.31
                              16.3
                              16.31
                              16.35
                              16.47
                              16.5
                              16.4
                              16.45
                              16.38
                              16.32
                              16.21
                              16.18
                              16.26
                              16.11
                              15.92
                              16
                              15.87
                              15.96
                              15.97
                              15.95
                              16.15
                              16.06
                              16.2
                              16.2
                              16.26
                              16.2
                              16.07
                              16.05
                              16.15
                              16.11
                              16.3
                              16.31
                              16.32
                              16.06
                              16.18
                              16.2
                              16.13
                              16.05
                              15.95
                              16.24
                              16.06
                              16.04
                              16.1
                              16.11
                              16.07
                              16.08
                              16.3
                              16.23
                              16.09
                              16.03
                              15.91
                              15.99
                              16
                              15.75
                              15.65
                              15.6
                              15.51
                              15.46
                              15.45
                              15.44
                              15.31
                              15.2
                              15.12
                              15.05
                              15.11
                              15.18
                              15.1
                              15.08
                              15.1
                              15.21
                              15.1301
                              15.3
                              15.23
                              15.24
                              15.19
                              15.14
                              15.35
                              15.28
                              15.36
                              15.5
                              15.33
                              15.45
                              15.47
                              15.5
                              15.5
                              15.55
                              15.9
                              15.97
                              15.98
                              15.97
                              16.26
                              16.31
                              16.27
                              16.22
                              16.26
                              16.32
                              16.26
                              16.24
                              16.38
                              16.32
                              16.4
                              16.4
                              16.39
                              16.33
                              16.36
                              16.4
                              16.41
                              16.33
                              16.35
                              16.33
                              16.46
                              16.45
                              16.3
                              16.06
                              16.09
                              16.16
                              16.15
                              16.06
                              16.07
                              15.99
                              15.89
                              15.92
                              15.85
                              15.83
                              15.89
                              15.8501
                              15.86
                              15.81
                              15.88
                              15.87
                              15.88
9/30/06                       15.88


FUND SNAPSHOT
-------------------------------------
Common Share Price            $15.88
-------------------------------------
Common Share
Net Asset Value               $16.01
-------------------------------------
Premium/(Discount) to NAV     -0.81%
-------------------------------------
Market Yield                   5.03%
-------------------------------------
Taxable-Equivalent Yield1      7.51%
-------------------------------------
Net Assets Applicable to
Common Shares ($000)        $240,618
-------------------------------------
Average Effective
Maturity on Securities (Years) 16.00
-------------------------------------
Leverage-Adjusted Duration      8.22
-------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/89)
-------------------------------------
           ON SHARE PRICE    ON NAV
-------------------------------------
1-Year          6.69%         4.91%
-------------------------------------
5-Year          8.04%         7.28%
-------------------------------------
10-Year         6.08%         6.88%
-------------------------------------

INDUSTRIES
(as a % of total investments)
-------------------------------------
U.S. Guaranteed                20.0%
-------------------------------------
Tax Obligation/Limited         19.0%
-------------------------------------
Health Care                    11.8%
-------------------------------------
Education and Civic
   Organizations               10.9%
-------------------------------------
Transportation                  8.8%
-------------------------------------
Utilities                       6.0%
-------------------------------------
Long-Term Care                  4.8%
-------------------------------------
Water and Sewer                 4.8%
-------------------------------------
Other                          13.9%
-------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.3019 per share.

Nuveen New York Dividend Advantage Municipal Fund
NAN

Performance
      OVERVIEW As of September 30, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              56%
AA                               28%
A                                 5%
BBB                               6%
BB or Lower                       3%
N/R                               2%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Oct                           0.0785
Nov                           0.0785
Dec                           0.0785
Jan                           0.0785
Feb                           0.0785
Mar                           0.0745
Apr                           0.0745
May                           0.0745
Jun                           0.0695
Jul                           0.0695
Aug                           0.0695
Sep                           0.0655

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
10/01/05                      16.17
                              16.25
                              16.27
                              15.9
                              15.84
                              15.9
                              15.92
                              15.78
                              15.63
                              15.75
                              15.51
                              15.38
                              15.33
                              15.4
                              15.49
                              15.57
                              15.91
                              15.75
                              15.8
                              15.94
                              15.9401
                              15.85
                              15.78
                              16
                              15.95
                              15.93
                              16
                              15.95
                              15.89
                              15.9
                              15.82
                              15.69
                              15.6601
                              15.8
                              15.8
                              15.65
                              15.71
                              15.68
                              15.76
                              15.71
                              16
                              16.05
                              16.15
                              16.2
                              16.31
                              16.32
                              16.31
                              16.42
                              16.3
                              16.33
                              16.13
                              16.05
                              15.92
                              16.01
                              16.04
                              16.04
                              16.05
                              16.07
                              16.3
                              16.29
                              16.38
                              16.5
                              16.59
                              16.59
                              16.55
                              16.65
                              16.74
                              16.78
                              16.8
                              16.73
                              16.6
                              16.75
                              16.65
                              16.78
                              16.43
                              16.26
                              16.29
                              16.4
                              16.36
                              16.38
                              16.3
                              16.45
                              16.47
                              16.66
                              16.75
                              16.68
                              16.53
                              16.46
                              16.614
                              16.45
                              16.5
                              16.28
                              16.3
                              16.35
                              16.38
                              16.38
                              16.48
                              16.57
                              16.66
                              16.61
                              16.6
                              16.62
                              16.61
                              16.7
                              16.7
                              16.26
                              16.33
                              16.12
                              16.02
                              16.11
                              15.97
                              15.91
                              15.83
                              15.71
                              15.67
                              15.73
                              15.68
                              15.89
                              15.94
                              15.91
                              15.95
                              16.04
                              15.95
                              15.93
                              15.75
                              16.02
                              16.12
                              16
                              16.14
                              16.01
                              16.1
                              16.15
                              16.24
                              16.15
                              15.82
                              15.79
                              15.7
                              15.75
                              15.78
                              15.8
                              15.67
                              15.69
                              15.6
                              15.62
                              15.82
                              15.82
                              15.95
                              16.05
                              15.84
                              16.08
                              15.93
                              15.99
                              16.09
                              16.18
                              16.15
                              15.9
                              15.9
                              16.05
                              15.91
                              15.77
                              15.91
                              15.75
                              15.73
                              16
                              15.85
                              15.97
                              15.8
                              16.15
                              16.1
                              16.1
                              16
                              15.95
                              15.94
                              15.87
                              15.77
                              15.78
                              15.7
                              15.57
                              15.53
                              15.75
                              15.58
                              15.7
                              15.65
                              15.36
                              15.42
                              15.35
                              15.4
                              15.5499
                              15.5
                              15.4
                              15.55
                              15.5
                              15.4
                              15.4
                              15.36
                              15.37
                              15.22
                              15.15
                              15.1
                              15
                              15.05
                              15.08
                              15.0501
                              15.13
                              15.27
                              15.31
                              15.35
                              15.41
                              15.65
                              15.6
                              15.55
                              15.63
                              15.67
                              15.8
                              15.75
                              15.87
                              15.87
                              15.85
                              15.6
                              15.6
                              15.58
                              15.64
                              15.65
                              15.67
                              15.74
                              15.71
                              15.64
                              15.58
                              15.61
                              15.63
                              15.73
                              15.73
                              15.79
                              15.61
                              15.54
                              15.39
                              15.45
                              15.54
                              15.5
                              15.51
                              15.49
                              15.49
                              15.45
                              15.24
                              15.44
                              15.4
                              15.46
                              15.39
                              15.52
                              15.55
                              15.64
                              15.6
                              15.6
9/30/06                       15.6


FUND SNAPSHOT
-------------------------------------
Common Share Price            $15.60
-------------------------------------
Common Share
Net Asset Value               $15.49
-------------------------------------
Premium/(Discount) to NAV      0.71%
-------------------------------------
Market Yield                   5.04%
-------------------------------------
Taxable-Equivalent Yield1      7.52%
-------------------------------------
Net Assets Applicable to
Common Shares ($000)        $143,147
-------------------------------------
Average Effective
Maturity on Securities (Years) 17.14
-------------------------------------
Leverage-Adjusted Duration      7.63
-------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/26/99)
-------------------------------------
           ON SHARE PRICE    ON NAV
-------------------------------------
1-Year          3.49%         4.91%
-------------------------------------
5-Year          8.15%         7.35%
-------------------------------------
Since
Inception       6.89%         7.41%
-------------------------------------

INDUSTRIES
(as a % of total investments)
-------------------------------------
Health Care                    23.5%
-------------------------------------
Tax Obligation/Limited         19.7%
-------------------------------------
U.S. Guaranteed                11.6%
-------------------------------------
Education and Civic
   Organizations               10.3%
-------------------------------------
Transportation                  9.2%
-------------------------------------
Tax Obligation/General          7.5%
-------------------------------------
Utilities                       4.9%
-------------------------------------
Other                          13.3%
-------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2005 of $0.1864 per share.

Nuveen New York Dividend Advantage Municipal Fund 2
NXK

Performance
      OVERVIEW As of September 30, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              64%
AA                               17%
A                                 4%
BBB                               9%
BB or Lower                       4%
N/R                               2%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Oct                            0.076
Nov                            0.076
Dec                            0.076
Jan                            0.076
Feb                            0.076
Mar                            0.072
Apr                            0.072
May                            0.072
Jun                           0.0685
Jul                           0.0685
Aug                           0.0685
Sep                           0.0655


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
10/01/05                      15.4
                              15.39
                              15.37
                              15.39
                              15.2801
                              15.34
                              15.35
                              15.39
                              15.2
                              15.4
                              15.02
                              15
                              15.4
                              14.89
                              15.01
                              15
                              14.95
                              14.95
                              14.88
                              14.95
                              15.02
                              15.1
                              15.04
                              15.44
                              15.1
                              15.11
                              15.12
                              15.1
                              14.92
                              15.12
                              15.02
                              14.94
                              15
                              15.05
                              15
                              14.95
                              15
                              14.98
                              15
                              15.19
                              15.34
                              15.39
                              15.2
                              15.14
                              15.02
                              15.11
                              15.14
                              15.4
                              15.19
                              15.34
                              15.01
                              15.25
                              15.25
                              15.38
                              15.45
                              15.46
                              15.8
                              15.92
                              16.08
                              16.02
                              16.1
                              16.22
                              16.06
                              16.06
                              16.22
                              16.38
                              16.28
                              16.18
                              16.2
                              16.04
                              15.91
                              15.91
                              15.95
                              15.91
                              15.95
                              16.25
                              16.15
                              15.94
                              15.9
                              15.96
                              15.9
                              16.11
                              15.95
                              15.84
                              16.15
                              16
                              15.8
                              15.89
                              16.051
                              16
                              16.1
                              16.0999
                              16.05
                              15.97
                              16.1
                              15.9
                              15.8501
                              16.06
                              16.12
                              16.1
                              16.03
                              16.15
                              16
                              16
                              16.01
                              15.9
                              15.76
                              15.76
                              15.8
                              15.6
                              15.49
                              15.35
                              15.3
                              15.13
                              15.32
                              15.42
                              15.4328
                              15.47
                              15.42
                              15.46
                              15.47
                              15.5701
                              15.4
                              15.46
                              15.43
                              15.46
                              15.54
                              15.43
                              15.59
                              15.43
                              15.44
                              15.38
                              15.19
                              15.22
                              15.2
                              15.02
                              15.12
                              15.3
                              15.32
                              15.34
                              15.4
                              15.32
                              15.37
                              15.4
                              15.55
                              15.55
                              15.5
                              15.47
                              15.6
                              15.82
                              15.63
                              15.66
                              15.7
                              15.65
                              15.4
                              15.27
                              15.24
                              15.35
                              15.2
                              15.23
                              15.2701
                              15.35
                              15.3
                              15.2
                              15.25
                              15.38
                              15.52
                              15.55
                              15.52
                              15.51
                              15.38
                              15.48
                              15.52
                              15.4601
                              15.55
                              15.6
                              15.55
                              15.35
                              15.29
                              15.55
                              15.35
                              15.41
                              15.38
                              15.22
                              15.2
                              14.98
                              14.92
                              15.2
                              15.2
                              15.12
                              15.35
                              15.31
                              15.46
                              15.49
                              15.5
                              15.59
                              15.24
                              15.15
                              15.23
                              15.2
                              15.11
                              15.16
                              15.28
                              15.28
                              15.44
                              15.2
                              15.29
                              15.26
                              15.26
                              15.21
                              15.49
                              15.45
                              15.65
                              15.49
                              15.5
                              15.33
                              15.21
                              15.45
                              15.45
                              15.47
                              15.58
                              15.4
                              15.37
                              15.28
                              15.2
                              15.02
                              15.14
                              15.38
                              15.45
                              15.3
                              15.5
                              15.49
                              15.61
                              15.52
                              15.41
                              15.2
                              15.3
                              15.35
                              15.45
                              15.46
                              15.34
                              15.46
                              15.4
                              15.35
                              15.34
                              15.34
                              15.32
                              15.35
                              15.44
                              15.3
                              15.5
                              15.45
                              15.47
9/30/06                       15.47


FUND SNAPSHOT
-------------------------------------
Common Share Price            $15.47
-------------------------------------
Common Share
Net Asset Value               $15.29
-------------------------------------
Premium/(Discount) to NAV      1.18%
-------------------------------------
Market Yield                   5.08%
-------------------------------------
Taxable-Equivalent Yield1      7.58%
-------------------------------------
Net Assets Applicable to
Common Shares ($000)         $99,067
-------------------------------------
Average Effective
Maturity on Securities (Years) 16.96
-------------------------------------
Leverage-Adjusted Duration      7.64
-------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
-------------------------------------
           ON SHARE PRICE    ON NAV
-------------------------------------
1-Year          7.96%         5.37%
-------------------------------------
5-Year          8.27%         7.70%
-------------------------------------
Since
Inception       7.21%         7.73%
-------------------------------------

INDUSTRIES
(as a % of total investments)
-------------------------------------
Tax Obligation/Limited         19.2%
-------------------------------------
Health Care                    15.0%
-------------------------------------
U.S. Guaranteed                13.7%
-------------------------------------
Transportation                 13.2%
-------------------------------------
Education and Civic
   Organizations               11.1%
-------------------------------------
Utilities                       9.3%
-------------------------------------
Tax Obligation/General          8.5%
-------------------------------------
Other                          10.0%
-------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.2054 per share.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARDS OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund 2 (the Funds) as of September 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund 2 at September 30, 2006, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois
November 10, 2006

                        Nuveen New York Municipal Value Fund, Inc. (NNY)
                        Portfolio of
                                INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.2% (0.2% OF TOTAL INVESTMENTS)

$         275   New York City Industrial Development Agency, New York, Liberty        9/15 at 100.00        BBB-     $      280,044
                 Revenue Bonds, IAC/InterActiveCorp, Series 2005,
                 5.000%, 9/01/35
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 1.7% (1.7% OF TOTAL INVESTMENTS)

           35   New York Counties Tobacco Trust I, Tobacco Settlement                 6/10 at 101.00         BBB             35,876
                 Pass-Through Bonds, Series 2000B, 5.800%, 6/01/23

          330   New York Counties Tobacco Trust II, Tobacco Settlement                6/11 at 101.00         BBB            337,768
                 Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

          450   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB            464,171
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

          250   Rensselaer Tobacco Asset Securitization Corporation, New York,        6/12 at 100.00         BBB            255,270
                 Tobacco Settlement Asset-Backed Bonds, Series 2001A,
                 5.200%, 6/01/25

                TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
        1,160    4.750%, 6/01/22                                                      6/16 at 100.00         BBB          1,185,856
          345    5.000%, 6/01/26                                                      6/16 at 100.00         BBB            352,141

------------------------------------------------------------------------------------------------------------------------------------
        2,570   Total Consumer Staples                                                                                    2,631,082
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 7.3% (7.4% OF TOTAL INVESTMENTS)

                Albany Industrial Development Agency, New York, Revenue
                Bonds, Albany Law School, Series 2000A:
          600    5.700%, 10/01/20 - RAAI Insured                                     10/10 at 100.00          AA            638,568
          750    5.750%, 10/01/30 - RAAI Insured                                     10/10 at 100.00          AA            800,280

           90   Cattaraugus County Industrial Development Agency, New York,           5/16 at 100.00        BBB-             93,151
                 Revenue Bonds, St. Bonaventure University, Series 2006,
                 5.000%, 5/01/23

          800   Dormitory Authority of the State of New York, Insured Revenue         7/11 at 102.00          AA            854,136
                 Bonds, D'Youville College, Series 2001, 5.250%, 7/01/20 -
                 RAAI Insured

          615   Dormitory Authority of the State of New York, Revenue Bonds,            No Opt. Call         AAA            707,982
                 City University of New York, Series 2005A, 5.500%, 7/01/18 -
                 FGIC Insured

        1,250   Dormitory Authority of the State of New York, Revenue Bonds,          7/09 at 101.00          AA          1,335,838
                 Marymount Manhattan College, Series 1999, 6.250%, 7/01/29 -
                 RAAI Insured

          750   Dormitory Authority of the State of New York, Revenue Bonds,          7/09 at 102.00          AA            804,818
                 Pratt Institute, Series 1999, 6.000%, 7/01/24 - RAAI Insured

                Dormitory Authority of the State of New York, Second General
                Resolution Consolidated Revenue Bonds, City University System,
                Series 1993A:
        1,000    5.750%, 7/01/18                                                        No Opt. Call         AA-          1,140,480
        1,400    6.000%, 7/01/20                                                        No Opt. Call         AA-          1,670,102

          265   Hempstead Town Industrial Development Agency, New York,              10/15 at 100.00          A-            275,817
                 Revenue Bonds, Adelphi University, Civic Facility Project,
                 Series 2005, 5.000%, 10/01/35

          245   New York City Industrial Development Agency, New York,               10/14 at 100.00          A-            253,791
                 Civic Facility Revenue Bonds, St. Francis College,
                 Series 2004, 5.000%, 10/01/34

        1,100   New York City Industrial Development Agency, New York,                2/11 at 100.00          A-          1,145,540
                 Civic Facility Revenue Bonds, YMCA of Greater New York,
                 Series 2002, 5.250%, 8/01/21

          250   New York City Industrial Development Agency, New York,                1/17 at 100.00         AAA            265,333
                 Revenue Bonds, Queens Baseball Stadium, Series 2006,
                 5.000%, 1/01/36 - AMBAC Insured

          450   New York City Industrial Development Authority, New York,             9/16 at 100.00         AAA            476,887
                 Revenue Bonds, Yankee Stadium Project, Series 2006,
                 5.000%, 3/01/36 - FGIC Insured


                                       18

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$         575   New York City Trust for Cultural Resources, New York, Revenue         7/10 at 101.00           A     $      622,265
                 Bonds, Museum of American Folk Art, Series 2000,
                 6.000%, 7/01/22 - ACA Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,140   Total Education and Civic Organizations                                                                  11,084,988
------------------------------------------------------------------------------------------------------------------------------------


                FINANCIALS - 0.3% (0.3% OF TOTAL INVESTMENTS)

          400   Liberty Development Corporation, New York, Goldman Sachs                No Opt. Call         Aa3            457,200
                 Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 12.7% (12.9% OF TOTAL INVESTMENTS)

          490   Cattaraugus County Industrial Development Agency, New York,           8/08 at 102.00          AA            507,248
                 Revenue Bonds, Olean General Hospital, Series 1998A,
                 5.250%, 8/01/23

        2,250   Dormitory Authority of the State of New York, FHA-Insured             2/07 at 102.00         AAA          2,310,210
                 Mortgage Nursing Home Revenue Bonds, Rosalind and
                 Joseph Gurwin Jewish Geriatric Center of Long Island,
                 Series 1997, 5.700%, 2/01/37 - AMBAC Insured

        1,005   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA          1,059,210
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/29 - FGIC Insured

          700   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA            744,331
                 Revenue Bonds, Montefiore Medical Center, Series 2005,
                 5.000%, 2/01/22 - FGIC Insured

        1,800   Dormitory Authority of the State of New York, FHA-Insured             8/15 at 100.00          AA          1,858,122
                 Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005,
                 4.900%, 8/15/31

        1,250   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00        Baa1          1,362,475
                 Catholic Health Services of Long Island Obligated Group -
                 St. Catherine of Siena Medical Center, Series 2000A,
                 6.500%, 7/01/20

        1,200   Dormitory Authority of the State of New York, Revenue Bonds,          7/16 at 100.00          AA          1,265,784
                 Memorial Sloan Kettering Cancer Center, Series 2006-1,
                 5.000%, 7/01/35

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00        Baa2          1,082,000
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/25

          250   Dormitory Authority of the State of New York, Revenue Bonds,          7/08 at 100.00         Ba1            254,050
                 Mount Sinai NYU Health, Series 2000C, 5.500%, 7/01/26

        1,620   Dormitory Authority of the State of New York, Revenue Bonds,          8/14 at 100.00         AAA          1,769,672
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

          100   Dormitory Authority of the State of New York, Revenue Bonds,          1/07 at 102.00          B3             99,521
                 Nyack Hospital, Series 1996, 6.250%, 7/01/13

          500   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00        Baa1            531,355
                 South Nassau Communities Hospital, Series 2003B,
                 5.500%, 7/01/23

          500   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00        Baa1            525,985
                 Winthrop-South Nassau University Hospital Association,
                 Series 2003A, 5.500%, 7/01/32

          290   Livingston County Industrial Development Agency, New York,            7/10 at 100.00          BB            300,695
                 Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital,
                 Series 2005, 6.000%, 7/01/30

          670   Nassau County Industrial Development Agency, New York,                  No Opt. Call          A3            702,455
                 Revenue Refunding Bonds, North Shore Health System
                 Obligated Group, Series 2001B, 5.875%, 11/01/11

          500   New York City Health and Hospitals Corporation, New York,             2/09 at 101.00         AAA            520,170
                 Health System Revenue Bonds, Series 1999A,
                 5.125%, 2/15/14 - AMBAC Insured

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        1,175    5.250%, 2/15/21 - AMBAC Insured                                      2/13 at 100.00         AAA          1,262,385
        1,000    5.250%, 2/15/22 - AMBAC Insured                                      2/13 at 100.00         AAA          1,074,370

          495   New York City Industrial Development Agency, New York,                7/12 at 100.00          B2            506,276
                 Civic Facility Revenue Bonds, Staten Island University
                 Hospital, Series 2001B, 6.375%, 7/01/31

          250   New York City Industrial Development Agency, New York, Civic          7/12 at 101.00          B2            263,435
                 Facility Revenue Bonds, Staten Island University Hospital,
                 Series 2002C, 6.450%, 7/01/32

          900   Newark-Wayne Community Hospital, New York, Hospital                   3/07 at 100.00         N/R            901,026
                 Revenue Refunding and Improvement Bonds, Series 1993A,
                 7.600%, 9/01/15


                                       19

                        Nuveen New York Municipal Value Fund, Inc. (NNY) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - (continued)

$         500   Yonkers Industrial Development Agency, New York, Revenue              7/11 at 101.00          B+     $      538,570
                 Bonds, St. John's Riverside Hospital, Series 2001A,
                 7.125%, 7/01/31

------------------------------------------------------------------------------------------------------------------------------------
       18,445   Total Health Care                                                                                        19,439,345
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 5.0% (5.1% OF TOTAL INVESTMENTS)

          400   East Syracuse Housing Authority, New York, FHA-Insured                4/10 at 102.00         AAA            431,688
                 Section 8 Assisted Revenue Refunding Bonds, Bennet Project,
                 Series 2001A, 6.700%, 4/01/21

        1,690   New York City Housing Development Corporation, New York,              7/15 at 100.00         AAA          1,802,757
                 Capital Fund Program Revenue Bonds, Series 2005A,
                 5.000%, 7/01/25 - FGIC Insured

                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2001A:
        1,000    5.400%, 11/01/21                                                     5/11 at 101.00          AA          1,052,230
        1,000    5.500%, 11/01/31                                                     5/11 at 101.00          AA          1,041,620
        1,000    5.600%, 11/01/42                                                     5/11 at 101.00          AA          1,040,300

          480   New York City Housing Development Corporation, New York,             11/15 at 100.00          AA            487,243
                 Multifamily Housing Revenue Bonds, Series 2005F-1,
                 4.750%, 11/01/35

          440   New York State Housing Finance Agency, Secured Mortgage               8/11 at 100.00         Aa1            460,434
                 Program Multifamily Housing Revenue Bonds, Series 2001E,
                 5.600%, 8/15/20 (Alternative Minimum Tax)

        1,275   Westchester County Industrial Development Agency, New York,           8/11 at 102.00         Aaa          1,368,126
                 GNMA Collateralized Mortgage Loan Revenue Bonds, Living
                 Independently for the Elderly Inc., Series 2001A,
                 5.375%, 8/20/21

------------------------------------------------------------------------------------------------------------------------------------
        7,285   Total Housing/Multifamily                                                                                 7,684,398
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 3.7% (3.7% OF TOTAL INVESTMENTS)

          950   New York State Mortgage Agency, Homeowner Mortgage                    4/15 at 100.00         Aa1            954,836
                 Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative
                 Minimum Tax)

        3,750   New York State Mortgage Agency, Homeowner Mortgage                    9/08 at 101.00         Aa1          3,835,161
                 Revenue Bonds, Series 73A, 5.250%, 10/01/17 (Alternative
                 Minimum Tax)

          840   New York State Mortgage Agency, Mortgage Revenue Bonds,               4/13 at 101.00         Aaa            853,222
                 Thirty-Third Series A, 4.750%, 4/01/23 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        5,540   Total Housing/Single Family                                                                               5,643,219
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 10.8% (10.9% OF TOTAL INVESTMENTS)

        1,000   Babylon Industrial Development Agency, New York, Revenue              8/09 at 101.00         AAA          1,071,240
                 Bonds, WSNCHS East Inc., Series 2000B, 6.000%, 8/01/24 -
                 MBIA Insured

        1,000   Dormitory Authority of the State of New York, FHA-Insured             2/08 at 102.00         AAA          1,033,330
                 Mortgage Nursing Home Revenue Bonds, Eger Healthcare
                 Center of Staten Island, Series 1998, 5.100%, 2/01/28

        2,900   Dormitory Authority of the State of New York, FHA-Insured             2/07 at 102.00          AA          2,978,444
                 Mortgage Nursing Home Revenue Bonds, Hebrew Home for
                 the Aged at Riverdale, Series 1997, 6.125%, 2/01/37

        1,695   Dormitory Authority of the State of New York, FHA-Insured             2/07 at 102.00         AA-          1,731,561
                 Mortgage Revenue Bonds, German Masonic Home Corporation,
                 Series 1996, 5.950%, 8/01/26

        2,000   Dormitory Authority of the State of New York, FHA-Insured             2/07 at 102.00         AAA          2,052,980
                 Mortgage Revenue Bonds, W.K. Nursing Home Corporation,
                 Series 1996, 6.125%, 2/01/36

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00         Aa3          1,079,290
                 Concord Nursing Home Inc., Series 2000, 6.500%, 7/01/29

          135   Dormitory Authority of the State of New York, Revenue Bonds,          7/15 at 100.00           A            138,798
                 Providence Rest, Series 2005, 5.000%, 7/01/35 - ACA Insured

        2,015   East Rochester Housing Authority, New York, FHA-Insured               8/07 at 102.00         AAA          2,089,495
                 Mortgage Revenue Bonds, St. John's Meadows Project,
                 Series 1997A, 5.750%, 8/01/37 - MBIA Insured

        3,125   East Rochester Housing Authority, New York, FHA-Insured               8/08 at 101.00         AAA          3,186,093
                 Mortgage Revenue Bonds, St. John's Meadows Project,
                 Series 1998A, 5.250%, 8/01/38

          530   New York City Industrial Development Agency, New York,                7/11 at 101.00         N/R            566,194
                 Civic Facility Revenue Bonds, Special Needs Facilities Pooled
                 Program, Series 2001A-1, 7.250%, 7/01/16


                                       20

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE (continued)

$         450   New York State Dormitory Authority, GNMA Collateralized               2/17 at 103.00          AA     $      486,135
                 Revenue Bonds, Cabrini of Westchester Project, Series 2006,
                 5.200%, 2/15/41 (WI/DD, Settling 10/12/06)

------------------------------------------------------------------------------------------------------------------------------------
       15,850   Total Long-Term Care                                                                                     16,413,560
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 3.9% (3.9% OF TOTAL INVESTMENTS)

          750   New York City, New York, General Obligation Bonds,                    8/14 at 100.00         AA-            814,890
                 Fiscal Series 2004C, 5.250%, 8/15/16

                New York City, New York, General Obligation Bonds, Fiscal
                Series 2004E:
        1,000    5.000%, 11/01/19 - FSA Insured                                      11/14 at 100.00         AAA          1,073,500
          400    5.000%, 11/01/20 - FSA Insured                                      11/14 at 100.00         AAA            429,112

          825   New York City, New York, General Obligation Bonds, Fiscal             8/15 at 100.00         AAA            897,600
                 Series 2006C, 5.000%, 8/01/16 - FSA Insured

        2,000   New York City, New York, General Obligation Bonds, Fiscal             9/15 at 100.00         AAA          2,153,140
                 Series 2006F-1, 5.000%, 9/01/19 - XLCA Insured

          550   Northern Mariana Islands, General Obligation Bonds,                   6/10 at 100.00           A            580,553
                 Series 2000A, 6.000%, 6/01/20 - ACA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,525   Total Tax Obligation/General                                                                              5,948,795
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 20.8% (21.1% OF TOTAL INVESTMENTS)

        1,000   Battery Park City Authority, New York, Senior Revenue Bonds,         11/13 at 100.00         AAA          1,086,740
                 Series 2003A, 5.250%, 11/01/21

                Dormitory Authority of the State of New York, Department of
                Health Revenue Bonds, Series 2005A:
          395    5.250%, 7/01/24 - CIFG Insured                                       7/15 at 100.00         AAA            429,472
          250    5.000%, 7/01/25 - CIFG Insured                                       7/15 at 100.00         AAA            264,418

           50   Dormitory Authority of the State of New York, Improvement             2/08 at 100.00         AAA             51,063
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 1996B, 5.375%, 2/15/26 - FSA Insured

          380   Dormitory Authority of the State of New York, Revenue Bonds,          2/15 at 100.00         AAA            400,581
                 Mental Health Services Facilities Improvements, Series 2005B,
                 5.000%, 2/15/30 - AMBAC Insured

        1,810   Dormitory Authority of the State of New York, Service Contract        4/12 at 100.00         AA-          1,935,578
                 Bonds, Child Care Facilities Development Program,
                 Series 2002, 5.375%, 4/01/16

          275   Dormitory Authority of the State of New York, State Personal          3/15 at 100.00         AAA            294,470
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                 FSA Insured

          350   Erie County Industrial Development Agency, New York, School           5/14 at 100.00         AAA            395,108
                 Facility Revenue Bonds, Buffalo City School District,
                 Series 2004, 5.750%, 5/01/26 - FSA Insured

                Metropolitan Transportation Authority, New York, Dedicated
                Tax Fund Bonds, Series 2002A:
        2,000    5.250%, 11/15/25 - FSA Insured                                      11/12 at 100.00         AAA          2,141,320
        1,000    5.000%, 11/15/30                                                    11/12 at 100.00          AA          1,038,670

        1,000   Metropolitan Transportation Authority, New York, State Service        7/12 at 100.00         AA-          1,055,160
                 Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29

          560   Monroe Newpower Corporation, New York, Power Facilities               1/13 at 102.00         BBB            587,776
                 Revenue Bonds, Series 2003, 5.500%, 1/01/34

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
        1,000    5.000%, 10/15/24 - MBIA Insured                                     10/14 at 100.00         AAA          1,066,420
          740    5.000%, 10/15/25 - MBIA Insured                                     10/14 at 100.00         AAA            788,100
          550    5.000%, 10/15/26 - MBIA Insured                                     10/14 at 100.00         AAA            584,974
        1,510    5.000%, 10/15/29 - AMBAC Insured                                    10/14 at 100.00         AAA          1,598,577

        1,330   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          1,400,330
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.000%, 2/01/23

        1,000   New York Convention Center Development Corporation,                  11/15 at 100.00         AAA          1,045,570
                 Hotel Unit Fee Revenue Bonds, Series 2005,
                 5.000%, 11/15/44 - AMBAC Insured

        1,000   New York State Environmental Facilities Corporation,                  3/14 at 100.00         AA-          1,059,640
                 Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21

          840   New York State Housing Finance Agency, State Personal                 9/15 at 100.00         AAA            884,932
                 Income Tax Revenue Bonds, Economic Development and
                 Housing, Series 2006A, 5.000%, 3/15/36


                                       21

                        Nuveen New York Municipal Value Fund, Inc. (NNY) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,450   New York State Thruway Authority, Highway and Bridge Trust              No Opt. Call         AAA     $    2,851,531
                 Fund Bonds, Second Generation, Series 2005B,
                 5.500%, 4/01/20 - AMBAC Insured

        1,620   New York State Thruway Authority, State Personal Income               3/12 at 100.00         AAA          1,715,110
                 Tax Revenue Bonds, Series 2002A, 5.125%, 3/15/21

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        1,800    5.250%, 6/01/20 - AMBAC Insured                                      6/13 at 100.00         AAA          1,940,904
        2,000    5.250%, 6/01/22 - AMBAC Insured                                      6/13 at 100.00         AAA          2,148,040

        1,000   New York State Tobacco Settlement Financing Corporation,              6/13 at 100.00         AA-          1,084,890
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

        1,750   New York State Urban Development Corporation, Service                 1/11 at 100.00         AA-          1,869,665
                 Contract Revenue Bonds, Correctional and Youth Facilities,
                 Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

          600   New York State Urban Development Corporation, Special                   No Opt. Call         AA-            713,706
                 Project Revenue Bonds, University Facilities Grants,
                 Series 1995, 5.875%, 1/01/21

        1,230   Suffolk County Judicial Facilities Agency, New York, Service         10/09 at 101.00         AAA          1,288,068
                 Agreement Revenue Bonds, John P. Colahan Court Complex,
                 Series 1999, 5.000%, 4/15/16 - AMBAC Insured

           75   Triborough Bridge and Tunnel Authority, New York, Convention            No Opt. Call         AA-             79,530
                 Center Bonds, Series 1990E, 7.250%, 1/01/10

------------------------------------------------------------------------------------------------------------------------------------
       29,565   Total Tax Obligation/Limited                                                                             31,800,343
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 8.3% (8.4% OF TOTAL INVESTMENTS)

          400   Albany Parking Authority, New York, Revenue Bonds,                    7/11 at 101.00        BBB+            426,784
                 Series 2001A, 5.625%, 7/15/25

          500   Metropolitan Transportation Authority, New York,                     11/12 at 100.00         AAA            549,925
                 Transportation Revenue Refunding Bonds, Series 2002A,
                 5.500%, 11/15/19 - AMBAC Insured

        1,100   New York City Industrial Development Agency, New York,               12/08 at 102.00         Ba2          1,063,183
                 Special Facilities Revenue Bonds, British Airways PLC,
                 Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)

        1,000   New York City Industrial Development Agency, New York,                8/12 at 101.00           B          1,155,370
                 Special Facilities Revenue Bonds, JFK Airport - American
                 Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative
                 Minimum Tax)

          670   New York State Thruway Authority, General Revenue Bonds,              1/15 at 100.00         AAA            707,265
                 Series 2005F, 5.000%, 1/01/30 - AMBAC Insured

                New York State Thruway Authority, General Revenue Bonds,
                Series 2005G:
          400    5.000%, 1/01/30 - FSA Insured                                        7/15 at 100.00         AAA            423,968
        1,200    5.000%, 1/01/32 - FSA Insured                                        7/15 at 100.00         AAA          1,269,204

          500   Niagara Frontier Airport Authority, New York, Airport Revenue         4/09 at 101.00         AAA            525,220
                 Bonds, Buffalo Niagara International Airport, Series 1999A,
                 5.625%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)

                Port Authority of New York and New Jersey, Consolidated
                Revenue Bonds, One Hundred Fortieth Series 2005:
          500    5.000%, 12/01/19 - FSA Insured                                       6/15 at 101.00         AAA            542,385
        1,000    5.000%, 12/01/28 - XLCA Insured                                      6/15 at 101.00         AAA          1,065,690
          435    5.000%, 12/01/31 - XLCA Insured                                      6/15 at 101.00         AAA            462,270

        2,500   Triborough Bridge and Tunnel Authority, New York, General            11/12 at 100.00         Aa2          2,647,100
                 Purpose Revenue Refunding Bonds, Series 2002B,
                 5.000%, 11/15/21

                Triborough Bridge and Tunnel Authority, New York, Subordinate
                Lien General Purpose Revenue Refunding Bonds, Series 2002E:
          780    5.500%, 11/15/20 - MBIA Insured                                        No Opt. Call         AAA            913,146
          800    5.250%, 11/15/22 - MBIA Insured                                     11/12 at 100.00         AAA            864,664

------------------------------------------------------------------------------------------------------------------------------------
       11,785   Total Transportation                                                                                     12,616,174
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 14.3% (14.5% OF TOTAL INVESTMENTS) (4)

        3,175   Dormitory Authority of the State of New York, Judicial Facilities       No Opt. Call         AAA          3,819,905
                 Lease Revenue Bonds, Suffolk County Issue, Series 1986,
                 7.375%, 7/01/16 (ETM)

          600   Dormitory Authority of the State of New York, Revenue Bonds,          3/13 at 100.00         AAA            661,950
                 State Personal Income Tax, Series 2003A, 5.375%, 3/15/22
                 (Pre-refunded 3/15/13)


                                       22

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$          25   Dormitory Authority of the State of New York, Suffolk County,        10/06 at 109.40    Baa1 (4)     $       34,132
                 Lease Revenue Bonds, Judicial Facilities, Series 1991A,
                 9.500%, 4/15/14 (ETM)

          340   Erie County Tobacco Asset Securitization Corporation,                 7/10 at 101.00         AAA            371,814
                 New York, Senior Tobacco Settlement Asset-Backed Bonds,
                 Series 2000, 6.000%, 7/15/20 (Pre-refunded 7/15/10)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
           50    5.125%, 12/01/22 (Pre-refunded 6/01/08) - FSA Insured                6/08 at 101.00         AAA             51,815
          100    5.125%, 12/01/22 (Pre-refunded 6/01/08) - FSA Insured                6/08 at 101.00         AAA            103,630

        2,330   Long Island Power Authority, New York, Electric System General        9/11 at 100.00      A- (4)          2,522,388
                 Revenue Bonds, Series 2001A, 5.375%, 9/01/21 (Pre-refunded
                 9/01/11)

        2,250   Metropolitan Transportation Authority, New York, Commuter             7/07 at 102.00         AAA          2,318,063
                 Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 -
                 AMBAC Insured (ETM)

                Monroe Tobacco Asset Securitization Corporation, New York,
                Tobacco Settlement Asset-Backed Bonds, Series 2000:
          150    6.000%, 6/01/15 (Pre-refunded 6/01/10)                               6/10 at 101.00         AAA            163,993
          600    6.150%, 6/01/25 (Pre-refunded 6/01/10)                               6/10 at 101.00         AAA            646,134

        1,000   Nassau County Tobacco Settlement Corporation, New York,               7/09 at 101.00         AAA          1,086,400
                 Tobacco Settlement Asset-Backed Bonds, Series 1999A,
                 6.500%, 7/15/27 (Pre-refunded 7/15/09)

          490   New York City Industrial Development Agency, New York,                7/10 at 102.00     N/R (4)            549,814
                 Civic Facility Revenue Bonds, Special Needs Facilities Pooled
                 Program, Series 2000, 8.125%, 7/01/19 (Pre-refunded 7/01/10)

           20   New York City, New York, General Obligation Bonds, Fiscal            10/07 at 101.00         Aaa             20,714
                 Series 1997G, 6.000%, 10/15/26 (Pre-refunded 10/15/07)

          140   New York Counties Tobacco Trust I, Tobacco Settlement                 6/10 at 101.00         AAA            152,397
                 Pass-Through Bonds, Series 2000B, 5.800%, 6/01/23
                 (Pre-refunded 6/01/10)

          750   Niagara Falls City School District, Niagara County, New York,         6/09 at 101.00    BBB- (4)            816,225
                 Certificates of Participation, High School Facility, Series 2000,
                 6.625%, 6/15/28 (Pre-refunded 6/15/09)

        1,000   Niagara Falls, Niagara County, New York, General Obligation             No Opt. Call         AAA          1,162,340
                 Water Treatment Plant Bonds, Series 1994, 7.250%, 11/01/11 -
                 MBIA Insured (Alternative Minimum Tax) (ETM)

        2,600   Triborough Bridge and Tunnel Authority, New York, General             1/22 at 100.00         AAA          3,032,873
                 Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30
                 (Pre-refunded 1/01/22)

        1,500   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00    BBB+ (4)          1,671,840
                 Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded
                 10/01/10)

        1,250   Westchester Tobacco Asset Securitization Corporation,                 7/10 at 101.00         AAA          1,402,300
                 New York, Tobacco Settlement Asset-Backed Bonds,
                 Series 1999, 6.750%, 7/15/29 (Pre-refunded 7/15/10)

        1,120   Yonkers Industrial Development Agency, New York, Revenue              2/11 at 100.00    BBB- (4)          1,259,216
                 Bonds, Community Development Properties - Yonkers Inc.
                 Project, Series 2001A, 6.625%, 2/01/26 (Pre-refunded 2/01/11)

------------------------------------------------------------------------------------------------------------------------------------
       19,490   Total U.S. Guaranteed                                                                                    21,847,943
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 7.5% (7.6% OF TOTAL INVESTMENTS)

          750   Long Island Power Authority, New York, Electric System                5/11 at 100.00          A-            792,495
                 General Revenue Bonds, Series 2001L, 5.375%, 5/01/33

                Long Island Power Authority, New York, Electric System
                General Revenue Bonds, Series 2006A:
        1,500    5.000%, 12/01/23 - FGIC Insured                                      6/16 at 100.00         AAA          1,609,920
        1,500    5.000%, 12/01/24 - FGIC Insured                                      6/16 at 100.00         AAA          1,606,200

        1,000   New York City Industrial Development Agency, New York,               10/08 at 102.00        BBB-          1,010,270
                 Revenue Bonds, Brooklyn Navy Yard Cogeneration Partners LP,
                 Series 1997, 5.750%, 10/01/36 (Alternative Minimum Tax)

        1,500   New York State Energy Research and Development Authority,             3/08 at 101.50         AAA          1,519,575
                 Pollution Control Revenue Bonds, New York State Electric
                 and Gas Corporation, Series 2005A, 4.100%, 3/15/15 -
                 MBIA Insured

        1,500   New York State Power Authority, General Revenue Bonds,               11/10 at 100.00         Aa2          1,577,610
                 Series 2000A, 5.250%, 11/15/40

                New York State Power Authority, General Revenue Bonds,
                Series 2006A:
          520    5.000%, 11/15/18 - FGIC Insured                                     11/15 at 100.00         AAA            565,053
          345    5.000%, 11/15/19 - FGIC Insured                                     11/15 at 100.00         AAA            373,511


                                       23

                        Nuveen New York Municipal Value Fund, Inc. (NNY) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$         500   Niagara County Industrial Development Agency, New York,              11/11 at 101.00        Baa3     $      523,665
                 Solid Waste Disposal Facility Revenue Bonds, American
                 Ref-Fuel Company of Niagara LP, Series 2001A,
                 5.450%, 11/15/26 (Mandatory put 11/15/12) (Alternative
                 Minimum Tax)

          250   Niagara County Industrial Development Agency, New York,              11/11 at 101.00        Baa3            263,193
                 Solid Waste Disposal Facility Revenue Bonds, American
                 Ref-Fuel Company of Niagara LP, Series 2001C,
                 5.625%, 11/15/24 (Mandatory put 11/15/14) (Alternative
                 Minimum Tax)

                Suffolk County Industrial Development Agency, New York, Revenue
                Bonds, Nissequogue Cogeneration Partners Facility, Series 1998:
        1,000    5.300%, 1/01/13 (Alternative Minimum Tax)                            1/09 at 101.00         N/R            989,180
          575    5.500%, 1/01/23 (Alternative Minimum Tax)                            1/09 at 101.00         N/R            571,590

------------------------------------------------------------------------------------------------------------------------------------
       10,940   Total Utilities                                                                                          11,402,262
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 2.1% (2.1% OF TOTAL INVESTMENTS)

          300   Monroe County Water Authority, New York, Water System                 8/11 at 101.00          AA            319,083
                 Revenue Bonds, Series 2001, 5.150%, 8/01/22

          415   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AAA            453,670
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2000B, 6.100%, 6/15/31 - MBIA Insured

        1,500   New York City Municipal Water Finance Authority, New York,            6/11 at 101.00         AA+          1,627,950
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2001D, 5.500%, 6/15/17

          740   New York City Municipal Water Finance Authority, New York,            6/12 at 100.00         AA+            801,457
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2003A, 5.375%, 6/15/19

------------------------------------------------------------------------------------------------------------------------------------
        2,955   Total Water and Sewer                                                                                     3,202,160
------------------------------------------------------------------------------------------------------------------------------------
$     140,765   Total Long-Term Investments (cost $142,686,279) - 98.6%                                                 150,451,513
=============-----------------------------------------------------------------------------------------------------------------------


                                       24

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.2% (0.2% OF TOTAL INVESTMENTS)

$         300   Puerto Rico Government Development Bank, Adjustable                                         A-1+     $      300,000
                 Refunding Bonds, Variable Rate Demand Obligations,
                 Series 1985, 3.590%, 12/01/15 - MBIA Insured (5)

$         300   Total Short-Term Investments (cost $300,000)                                                                300,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $142,986,279) - 98.8%                                                           150,751,513
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                      1,821,332
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 152,572,845
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT SEPTEMBER 30, 2006:

                                                                  FIXED RATE  FLOATING RATE                              UNREALIZED
                  NOTIONAL          RATE PAID   RATE RECEIVED        PAYMENT        PAYMENT   EFFECTIVE  TERMINATION   APPRECIATION
COUNTERPARTY        AMOUNT     BY THE FUND (6) BY THE FUND (6)     FREQUENCY      FREQUENCY     DATE (7)        DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan        $2,200,000  3 Month USD-LIBOR          5.768%  Semi-Annually      Quarterly     7/20/07      7/20/29       $130,198
Morgan Stanley   2,000,000  3 Month USD-LIBOR          5.771%  Semi-Annually      Quarterly     7/20/07      7/20/34        130,760
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $260,958
====================================================================================================================================

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rates)

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                    (6) Represents the annualized rate paid or received by the Fund.

                    (7) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                    (ETM) Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)
                        Portfolio of
                                INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.3% (0.2% OF TOTAL INVESTMENTS)

$         685   New York City Industrial Development Agency, New York,                9/15 at 100.00        BBB-     $      697,563
                 Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005,
                 5.000%, 9/01/35
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 2.7% (1.8% OF TOTAL INVESTMENTS)

           60   New York Counties Tobacco Trust I, Tobacco Settlement                 6/10 at 101.00         BBB             61,501
                 Pass-Through Bonds, Series 2000B, 5.800%, 6/01/23

          685   New York Counties Tobacco Trust II, Tobacco Settlement                6/11 at 101.00         BBB            701,125
                 Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

        1,000   New York Counties Tobacco Trust III, Tobacco Settlement               6/13 at 100.00         BBB          1,055,370
                 Pass-Through Bonds, Series 2003, 5.750%, 6/01/33

          635   Rensselaer Tobacco Asset Securitization Corporation,                  6/12 at 100.00         BBB            648,386
                 New York, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001A, 5.200%, 6/01/25

                TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
        3,095    4.750%, 6/01/22                                                      6/16 at 100.00         BBB          3,163,988
          930    5.000%, 6/01/26                                                      6/16 at 100.00         BBB            949,251

------------------------------------------------------------------------------------------------------------------------------------
        6,405   Total Consumer Staples                                                                                    6,579,621
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 16.3% (10.9% OF TOTAL INVESTMENTS)

        1,500   Albany Industrial Development Agency, New York, Revenue              12/09 at 101.00          AA          1,639,095
                 Bonds, Albany Law School, Series 1999A, 6.750%, 12/01/29 -
                 RAAI Insured

        2,700   Brookhaven Industrial Development Agency, New York,                  12/07 at 101.00          A3          2,778,516
                 Revenue Bonds, St. Joseph's College, Series 2000,
                 6.000%, 12/01/20

        1,285   Cattaraugus County Industrial Development Agency, New York,           9/08 at 101.00        BBB-          1,305,020
                 Revenue Bonds, St. Bonaventure University, Series 1998B,
                 5.000%, 9/15/13

           90   Cattaraugus County Industrial Development Agency, New York,           5/16 at 100.00        BBB-             93,151
                 Revenue Bonds, St. Bonaventure University, Series 2006,
                 5.000%, 5/01/23

        1,000   Dormitory Authority of the State of New York, Consolidated              No Opt. Call         AAA          1,108,180
                 Revenue Bonds, City University System, Series 1993B,
                 6.000%, 7/01/14 - FSA Insured

        2,120   Dormitory Authority of the State of New York, General Revenue           No Opt. Call         AAA          2,467,256
                 Bonds, New York University, Series 2001-1, 5.500%, 7/01/20 -
                 AMBAC Insured

          730   Dormitory Authority of the State of New York, Revenue Bonds,            No Opt. Call         AAA            840,369
                 City University of New York, Series 2005A, 5.500%, 7/01/18 -
                 FGIC Insured

          580   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00         AAA            618,686
                 Fashion Institute of Technology, Series 2000, 5.375%, 7/01/20 -
                 FSA Insured

        8,345   Dormitory Authority of the State of New York, Revenue Bonds,          7/09 at 101.00          AA          8,918,049
                 Marymount Manhattan College, Series 1999, 6.250%, 7/01/29 -
                 RAAI Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Pratt Institute, Series 1999:
        1,250    6.000%, 7/01/20 - RAAI Insured                                       7/09 at 102.00          AA          1,340,513
        1,000    6.000%, 7/01/24 - RAAI Insured                                       7/09 at 102.00          AA          1,073,090
        3,810    6.000%, 7/01/28 - RAAI Insured                                       7/09 at 102.00          AA          4,081,196

        2,500   Dormitory Authority of the State of New York, Revenue Bonds,            No Opt. Call         AA-          2,884,425
                 State University Educational Facilities, Series 1993A,
                 5.875%, 5/15/17

                Dormitory Authority of the State of New York, Third General
                Resolution Consolidated Revenue Bonds, City University System,
                Series 1998-2:
        1,490    5.000%, 7/01/17 - FSA Insured                                        7/08 at 101.00         AAA          1,538,708
          475    5.000%, 7/01/18 - FSA Insured                                        7/08 at 101.00         AAA            490,361

          635   Hempstead Town Industrial Development Agency, New York,              10/15 at 100.00          A-            660,921
                 Revenue Bonds, Adelphi University, Civic Facility Project,
                 Series 2005, 5.000%, 10/01/35


                                       26

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

                Monroe County Industrial Development Agency, New York, Civic
                Facility Revenue Bonds, St. John Fisher College, Series 1999:
$       1,000    5.375%, 6/01/17 - RAAI Insured                                       6/09 at 102.00          AA     $    1,051,700
        2,365    5.375%, 6/01/24 - RAAI Insured                                       6/09 at 102.00          AA

          580   New York City Industrial Development Agency, New York,               10/14 at 100.00          A-            600,810
                 Civic Facility Revenue Bonds, St. Francis College, Series 2004,
                 5.000%, 10/01/34

          850   New York City Industrial Development Agency, New York,                2/11 at 100.00          A-            885,190
                 Civic Facility Revenue Bonds, YMCA of Greater New York,
                 Series 2002, 5.250%, 8/01/21

          500   New York City Industrial Development Agency, New York,                1/17 at 100.00         AAA            530,665
                 Revenue Bonds, Queens Baseball Stadium, Series 2006,
                 5.000%, 1/01/36 - AMBAC Insured

          900   New York City Industrial Development Authority, New York,             9/16 at 100.00         AAA            953,775
                 Revenue Bonds, Yankee Stadium Project, Series 2006,
                 5.000%, 3/01/36 - FGIC Insured

          750   New York City Trust for Cultural Resources, New York, Revenue         7/10 at 101.00           A            811,650
                 Bonds, Museum of American Folk Art, Series 2000,
                 6.000%, 7/01/22 - ACA Insured

------------------------------------------------------------------------------------------------------------------------------------
       36,455   Total Education and Civic Organizations                                                                  39,152,660
------------------------------------------------------------------------------------------------------------------------------------


                FINANCIALS - 0.5% (0.3% OF TOTAL INVESTMENTS)

        1,000   Liberty Development Corporation, New York, Goldman Sachs                No Opt. Call         Aa3          1,143,000
                 Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 17.6% (11.8% OF TOTAL INVESTMENTS)

           50   Dormitory Authority of the State of New York, FHA-Insured             2/08 at 101.00         AAA             50,698
                 Mortgage Hospital Revenue Bonds, New York and
                 Presbyterian Hospital, Series 1998, 4.750%, 8/01/27 -
                 AMBAC Insured

        1,000   Dormitory Authority of the State of New York, FHA-Insured             2/08 at 102.00         AA-          1,038,720
                 Mortgage Hospital Revenue Bonds, St. James Mercy Hospital,
                 Series 1998, 5.250%, 2/01/18

        1,235   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA          1,301,616
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/29 - FGIC Insured

        1,700   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA          1,807,661
                 Revenue Bonds, Montefiore Medical Center, Series 2005,
                 5.000%, 2/01/22 - FGIC Insured

        4,500   Dormitory Authority of the State of New York, FHA-Insured             8/15 at 100.00          AA          4,645,305
                 Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005,
                 4.900%, 8/15/31

        3,750   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00        Baa1          4,087,425
                 Catholic Health Services of Long Island Obligated Group -
                 St. Catherine of Siena Medical Center, Series 2000A,
                 6.500%, 7/01/20

        8,000   Dormitory Authority of the State of New York, Revenue Bonds,          7/09 at 101.00         AAA          8,452,239
                 Catholic Health Services of Long Island Obligated Group -
                 St. Charles Hospital and Rehabilitation Center, Series 1999A,
                 5.500%, 7/01/22 - MBIA Insured

        1,200   Dormitory Authority of the State of New York, Revenue Bonds,          7/11 at 101.00         Ba2          1,243,236
                 Lenox Hill Hospital Obligated Group, Series 2001,
                 5.500%, 7/01/30

        2,800   Dormitory Authority of the State of New York, Revenue Bonds,          7/16 at 100.00          AA          2,953,496
                 Memorial Sloan Kettering Cancer Center, Series 2006-1,
                 5.000%, 7/01/35

        3,400   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00        Baa2          3,678,800
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/25

        4,070   Dormitory Authority of the State of New York, Revenue Bonds,          8/14 at 100.00         AAA          4,446,027
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

        1,250   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00        Baa1          1,328,388
                 South Nassau Communities Hospital, Series 2003B,
                 5.500%, 7/01/23

          900   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00        Baa1            946,773
                 Winthrop-South Nassau University Hospital Association,
                 Series 2003A, 5.500%, 7/01/32

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        1,000    5.250%, 2/15/21 - AMBAC Insured                                      2/13 at 100.00         AAA          1,074,370
        1,250    5.250%, 2/15/22 - AMBAC Insured                                      2/13 at 100.00         AAA          1,342,963


                                       27


                        Nuveen New York Performance Plus Municipal Fund, Inc. (NNP) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$         745   New York City Industrial Development Agency, New York,                7/12 at 100.00          B2     $      761,971
                 Civic Facility Revenue Bonds, Staten Island University Hospital,
                 Series 2001B, 6.375%, 7/01/31

          740   New York City Industrial Development Agency, New York, Civic          7/12 at 101.00          B2            779,768
                 Facility Revenue Bonds, Staten Island University Hospital,
                 Series 2002C, 6.450%, 7/01/32

        1,135   New York State Medical Care Facilities Finance Agency,                2/07 at 100.00         AAA          1,143,967
                 FHA-Insured Mortgage Revenue Bonds, Hospital and Nursing
                 Home Projects, Series 1992B, 6.200%, 8/15/22

        1,100   Yonkers Industrial Development Agency, New York, Revenue              7/11 at 101.00          B+          1,184,854
                 Bonds, St. John's Riverside Hospital, Series 2001A,
                 7.125%, 7/01/31

------------------------------------------------------------------------------------------------------------------------------------
       39,825   Total Health Care                                                                                        42,268,277
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 6.4% (4.3% OF TOTAL INVESTMENTS)

        4,530   New York City Housing Development Corporation, New York,              7/15 at 100.00         AAA          4,832,242
                 Capital Fund Program Revenue Bonds, Series 2005A,
                 5.000%, 7/01/25 - FGIC Insured

                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2001A:
        1,610    5.500%, 11/01/31                                                     5/11 at 101.00          AA          1,677,008
        2,000    5.600%, 11/01/42                                                     5/11 at 101.00          AA          2,080,600

                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2002A:
          910    5.375%, 11/01/23 (Alternative Minimum Tax)                           5/12 at 100.00          AA            944,598
          450    5.500%, 11/01/34 (Alternative Minimum Tax)                           5/12 at 100.00          AA            466,713

        1,500   New York City Housing Development Corporation, New York,              5/14 at 100.00          AA          1,579,965
                 Multifamily Housing Revenue Bonds, Series 2004A,
                 5.250%, 11/01/30

        1,160   New York City Housing Development Corporation, New York,             11/15 at 100.00          AA          1,177,504
                 Multifamily Housing Revenue Bonds, Series 2005F-1,
                 4.750%, 11/01/35

        1,585   New York State Housing Finance Agency, Multifamily Housing            2/07 at 100.00         Aa1          1,605,573
                 Revenue Bonds, Secured Mortgage Program, Series 1992A,
                 7.000%, 8/15/12 (Alternative Minimum Tax)

        1,100   New York State Housing Finance Agency, Secured Mortgage               8/09 at 101.00         Aa1          1,142,614
                 Program Multifamily Housing Revenue Bonds, Series 1999I,
                 6.200%, 2/15/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       14,845   Total Housing/Multifamily                                                                                15,506,817
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 5.2% (3.5% OF TOTAL INVESTMENTS)

        2,295   New York State Mortgage Agency, Homeowner Mortgage                    4/15 at 100.00         Aa1          2,306,682
                 Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative
                 Minimum Tax)

        1,250   New York State Mortgage Agency, Homeowner Mortgage                    9/08 at 101.00         Aa1          1,278,388
                 Revenue Bonds, Series 73A, 5.250%, 10/01/17 (Alternative
                 Minimum Tax)

          345   New York State Mortgage Agency, Homeowner Mortgage                   10/09 at 100.00         Aa1            347,932
                 Revenue Bonds, Series 82, 5.650%, 4/01/30 (Alternative
                 Minimum Tax)

        6,640   New York State Mortgage Agency, Homeowner Mortgage                    4/11 at 100.00         Aa1          6,865,694
                 Revenue Bonds, Series 97, 5.500%, 4/01/31 (Alternative
                 Minimum Tax)

        1,660   New York State Mortgage Agency, Mortgage Revenue Bonds,               4/13 at 101.00         Aaa          1,686,128
                 Thirty-Third Series A, 4.750%, 4/01/23 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       12,190   Total Housing/Single Family                                                                              12,484,824
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 7.2% (4.8% OF TOTAL INVESTMENTS)

        2,900   Dormitory Authority of the State of New York, FHA-Insured             2/07 at 102.00          AA          2,978,445
                 Mortgage Nursing Home Revenue Bonds, Hebrew Home for
                 the Aged at Riverdale, Series 1997, 6.125%, 2/01/37

        1,520   Dormitory Authority of the State of New York, FHA-Insured             2/13 at 102.00         AAA          1,620,305
                 Nursing Home Mortgage Revenue Bonds, Shorefront Jewish
                 Geriatric Center Inc., Series 2002, 5.200%, 2/01/32

        1,375   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 102.00           A          1,495,808
                 Miriam Osborn Memorial Home Association, Series 2000B,
                 6.375%, 7/01/29 - ACA Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Providence Rest, Series 2005:
           50    5.125%, 7/01/30 - ACA Insured                                        7/15 at 100.00           A             52,292
          425    5.000%, 7/01/35 - ACA Insured                                        7/15 at 100.00           A            436,955


                                       28

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE (continued)

$       1,350   New York City Industrial Development Agency, New York,                7/11 at 101.00         N/R     $    1,442,191
                 Civic Facility Revenue Bonds, Special Needs Facilities Pooled
                 Program, Series 2001A-1, 7.250%, 7/01/16

        1,100   New York State Dormitory Authority, GNMA Collateralized               2/17 at 103.00          AA          1,188,330
                 Revenue Bonds, Cabrini of Westchester Project, Series 2006,
                 5.200%, 2/15/41 (WI/DD, Settling 10/12/06)

          960   New York State Medical Care Facilities Finance Agency,                2/07 at 101.00         AA+            980,842
                 FHA-Insured Mortgage Hospital and Nursing Home Revenue
                 Bonds, Series 1995C, 6.100%, 8/15/15

        2,755   Oswego County Industrial Development Agency, New York,                2/09 at 101.00         AAA          2,871,895
                 FHA-Insured Mortgage Assisted Civic Facility Revenue Bonds,
                 Bishop Commons Inc., Series 1999A, 5.375%, 2/01/49

        4,000   Syracuse Housing Authority, New York, FHA-Insured Mortgage            2/08 at 102.00         AAA          4,166,000
                 Revenue Bonds, Loretto Rest Residential Healthcare Facility,
                 Series 1997A, 5.600%, 8/01/17

------------------------------------------------------------------------------------------------------------------------------------
       16,435   Total Long-Term Care                                                                                     17,233,063
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 5.7% (3.8% OF TOTAL INVESTMENTS)

        1,800   New York City, New York, General Obligation Bonds,                    8/14 at 100.00         AA-          1,955,736
                 Fiscal Series 2004C, 5.250%, 8/15/16

                New York City, New York, General Obligation Bonds, Fiscal
                Series 2004E:
        2,500    5.000%, 11/01/19 - FSA Insured                                      11/14 at 100.00         AAA          2,683,750
        1,000    5.000%, 11/01/20 - FSA Insured                                      11/14 at 100.00         AAA          1,072,780

        1,600   New York City, New York, General Obligation Bonds, Fiscal             8/15 at 100.00         AAA          1,740,800
                 Series 2006C, 5.000%, 8/01/16 - FSA Insured

        3,000   New York City, New York, General Obligation Bonds, Fiscal             9/15 at 100.00         AAA          3,229,710
                 Series 2006F-1, 5.000%, 9/01/19 - XLCA Insured

        1,350   Northern Mariana Islands, General Obligation Bonds,                   6/10 at 100.00           A          1,424,993
                 Series 2000A, 6.000%, 6/01/20 - ACA Insured

                Oneida County, New York, General Obligation Public Improvement
                Bonds, Series 2000:
          200    5.375%, 4/15/18 - MBIA Insured                                       4/09 at 102.00         AAA            212,334
          200    5.375%, 4/15/19 - MBIA Insured                                       4/09 at 102.00         AAA            212,334

                United Nations Development Corporation, New York, Senior Lien
                Revenue Bonds, Series 2004A:
          750    5.250%, 7/01/23                                                      1/08 at 100.00          A3            762,608
          500    5.250%, 7/01/24                                                      1/08 at 100.00          A3            508,405

------------------------------------------------------------------------------------------------------------------------------------
       12,900   Total Tax Obligation/General                                                                             13,803,450
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 28.3% (19.0% OF TOTAL INVESTMENTS)

        2,400   Battery Park City Authority, New York, Senior Revenue Bonds,         11/13 at 100.00         AAA          2,551,344
                 Series 2003A, 5.000%, 11/01/23

          250   Dormitory Authority of the State of New York, Department              7/15 at 100.00         AAA            264,418
                 of Health Revenue Bonds, Series 2005A, 5.000%, 7/01/25 -
                 CIFG Insured

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 2000D:
           35    5.875%, 2/15/18 - FSA Insured                                        8/10 at 100.00         AAA             37,718
           30    5.875%, 2/15/19 - FSA Insured                                        8/10 at 100.00         AAA             32,330
           40    8/15/19 - FSA Insured                                                8/10 at 100.00         AAA             43,107

                Dormitory Authority of the State of New York, Lease Revenue
                Bonds, Nassau County Board of Cooperative Educational
                Services, Series 2001A:
        1,265    5.250%, 8/15/17 - FSA Insured                                        8/11 at 100.00         AAA          1,350,261
        1,385    5.250%, 8/15/18 - FSA Insured                                        8/11 at 100.00         AAA          1,478,349

          955   Dormitory Authority of the State of New York, Revenue Bonds,          2/15 at 100.00         AAA          1,006,723
                 Mental Health Services Facilities Improvements, Series 2005B,
                 5.000%, 2/15/30 - AMBAC Insured

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,          2/15 at 100.00         AAA          1,064,320
                 Mental Health Services Facilities Improvements, Series 2005D-1,
                 5.000%, 8/15/23 - FGIC Insured

          690   Dormitory Authority of the State of New York, State Personal          3/15 at 100.00         AAA            738,852
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                 FSA Insured

                Metropolitan Transportation Authority, New York, Dedicated Tax
                Fund Bonds, Series 2002A:
        5,000    5.250%, 11/15/25 - FSA Insured                                      11/12 at 100.00         AAA          5,353,300
        2,500    5.000%, 11/15/30                                                    11/12 at 100.00          AA          2,596,675


                                       29

                        Nuveen New York Performance Plus Municipal Fund, Inc. (NNP) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
$       2,175    5.750%, 7/01/18                                                        No Opt. Call         AA-     $    2,530,156
        2,000    5.125%, 1/01/29                                                      7/12 at 100.00         AA-          2,110,320
        1,300    5.000%, 7/01/30 - AMBAC Insured                                           at 100.00         AAA          1,360,515

        1,680   Monroe Newpower Corporation, New York, Power Facilities               1/13 at 102.00         BBB          1,763,328
                 Revenue Bonds, Series 2003, 5.500%, 1/01/34

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
        1,000    5.000%, 10/15/24 - MBIA Insured                                     10/14 at 100.00         AAA          1,066,420
        2,670    5.000%, 10/15/25 - MBIA Insured                                     10/14 at 100.00         AAA          2,843,550
        2,125    5.000%, 10/15/26 - MBIA Insured                                     10/14 at 100.00         AAA          2,260,129
        1,520    5.000%, 10/15/29 - AMBAC Insured                                    10/14 at 100.00         AAA          1,609,163

        2,665   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          2,805,925
                 Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23

        1,800   New York Convention Center Development Corporation, Hotel            11/15 at 100.00         AAA          1,882,026
                 Unit Fee Revenue Bonds, Series 2005, 5.000%, 11/15/44 -
                 AMBAC Insured

        1,000   New York State Environmental Facilities Corporation,                  3/14 at 100.00         AA-          1,059,640
                 Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21

        2,030   New York State Housing Finance Agency, State Personal                 9/15 at 100.00         AAA          2,138,585
                 Income Tax Revenue Bonds, Economic Development and
                 Housing, Series 2006A, 5.000%, 3/15/36

        5,600   New York State Thruway Authority, Highway and Bridge Trust              No Opt. Call         AAA          6,517,784
                 Fund Bonds, Second Generation, Series 2005B,
                 5.500%, 4/01/20 - AMBAC Insured

        6,500   New York State Thruway Authority, State Personal Income               3/12 at 100.00         AAA          6,881,614
                 Tax Revenue Bonds, Series 2002A, 5.125%, 3/15/21

        6,700   New York State Tobacco Settlement Financing Corporation,              6/13 at 100.00         AAA          7,224,475
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/20 -
                 AMBAC Insured

        3,000   New York State Tobacco Settlement Financing Corporation,              6/13 at 100.00         AA-          3,254,670
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

        4,000   New York State Urban Development Corporation, Service                 1/11 at 100.00         AA-          4,273,520
                 Contract Revenue Bonds, Correctional and Youth Facilities,
                 Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

------------------------------------------------------------------------------------------------------------------------------------
       63,315   Total Tax Obligation/Limited                                                                             68,099,217
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 13.1% (8.8% OF TOTAL INVESTMENTS)

        1,095   Albany Parking Authority, New York, Revenue Bonds,                   10/11 at 101.00        BBB+          1,152,750
                 Series 2001B, 5.250%, 10/15/12

        1,500   Metropolitan Transportation Authority, New York, Transportation         No Opt. Call         AAA          1,644,705
                 Revenue Bonds, Series 2003A, 5.000%, 11/15/15 - FGIC Insured

        1,900   New York City Industrial Development Agency, New York,               12/08 at 102.00         Ba2          1,836,407
                 Special Facilities Revenue Bonds, British Airways PLC,
                 Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)

        2,830   New York State Thruway Authority, General Revenue Bonds,              1/15 at 100.00         AAA          2,987,405
                 Series 2005F, 5.000%, 1/01/30 - AMBAC Insured

                New York State Thruway Authority, General Revenue Bonds,
                Series 2005G:
        1,100    5.000%, 1/01/30 - FSA Insured                                        7/15 at 100.00         AAA          1,165,912
        3,100    5.000%, 1/01/32 - FSA Insured                                        7/15 at 100.00         AAA          3,278,777

        1,000   Niagara Frontier Airport Authority, New York, Airport Revenue         4/09 at 101.00         AAA          1,050,440
                 Bonds, Buffalo Niagara International Airport, Series 1999A,
                 5.625%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)

                Port Authority of New York and New Jersey, Consolidated
                Revenue Bonds, One Hundred Fortieth Series 2005:
        2,300    5.000%, 12/01/28 - XLCA Insured                                      6/15 at 101.00         AAA          2,451,087
        1,080    5.000%, 12/01/31 - XLCA Insured                                      6/15 at 101.00         AAA          1,147,705

        1,925   Port Authority of New York and New Jersey, Consolidated              10/07 at 101.00         AAA          1,982,654
                 Revenue Bonds, One Hundred Twentieth Series 2000,
                 5.750%, 10/15/26 - MBIA Insured (Alternative Minimum Tax)


                                       30

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$       2,040   Puerto Rico Ports Authority, Special Facilities Revenue Bonds,       12/06 at 102.00        CCC+     $    2,043,448
                 American Airlines Inc., Series 1996A, 6.250%, 6/01/26
                 (Alternative Minimum Tax)

        2,000   Triborough Bridge and Tunnel Authority, New York, General             1/12 at 100.00         Aa2          2,100,120
                 Purpose Revenue Bonds, Series 2001A, 5.000%, 1/01/19

        5,750   Triborough Bridge and Tunnel Authority, New York, General            11/12 at 100.00         Aa2          6,088,330
                 Purpose Revenue Refunding Bonds, Series 2002B,
                 5.000%, 11/15/21

        2,400   Triborough Bridge and Tunnel Authority, New York, Subordinate        11/12 at 100.00         AAA          2,593,992
                 Lien General Purpose Revenue Refunding Bonds, Series 2002E,
                 5.250%, 11/15/22 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       30,020   Total Transportation                                                                                     31,523,732
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 29.9% (20.0% OF TOTAL INVESTMENTS) (4)

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 2000D:
          155    5.875%, 2/15/18 (Pre-refunded 8/15/10) - FSA Insured                 8/10 at 100.00         AAA            168,380
          155    5.875%, 2/15/19 (Pre-refunded 8/15/10) - FSA Insured                 8/10 at 100.00         AAA            168,380
          180    5.875%, 8/15/19 (Pre-refunded 8/15/10) - FSA Insured                 8/10 at 100.00         AAA            195,538

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,          7/12 at 100.00         AAA          1,096,100
                 Columbia University, Series 2002B, 5.375%, 7/01/19
                 (Pre-refunded 7/01/12)

        1,200   Dormitory Authority of the State of New York, Revenue Bonds,          3/13 at 100.00         AAA          1,323,900
                 State Personal Income Tax, Series 2003A, 5.375%, 3/15/22
                 (Pre-refunded 3/15/13)

        5,535   Dormitory Authority of the State of New York, Revenue Bonds,          5/12 at 101.00         AAA          5,992,246
                 State University Educational Facilities, Series 2002A,
                 5.000%, 5/15/17 (Pre-refunded 5/15/12) - FGIC Insured

          845   Erie County Tobacco Asset Securitization Corporation,                 7/10 at 101.00         AAA            924,067
                 New York, Senior Tobacco Settlement Asset-Backed Bonds,
                 Series 2000, 6.000%, 7/15/20 (Pre-refunded 7/15/10)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
          525    5.125%, 12/01/22 (Pre-refunded 6/01/08) - FSA Insured                6/08 at 101.00         AAA            544,058
        1,125    5.125%, 12/01/22 (Pre-refunded 6/01/08) - FSA Insured                6/08 at 101.00         AAA          1,165,838

        5,000   Long Island Power Authority, New York, Electric System General        9/11 at 100.00      A- (4)          5,412,850
                 Revenue Bonds, Series 2001A, 5.375%, 9/01/25
                 (Pre-refunded 9/01/11)

        2,000   Long Island Power Authority, New York, Electric System General        9/13 at 100.00         AAA          2,168,620
                 Revenue Bonds, Series 2003C, 5.000%, 9/01/15
                 (Pre-refunded 9/01/13) - CIFG Insured

                Longwood Central School District, Suffolk County, New York,
                Series 2000:
        1,500    5.750%, 6/15/17 (Pre-refunded 6/15/11) - FGIC Insured                6/11 at 101.00         Aaa          1,659,645
        1,500    5.750%, 6/15/18 (Pre-refunded 6/15/11) - FGIC Insured                6/11 at 101.00         Aaa          1,659,645

        5,000   Metropolitan Transportation Authority, New York, Dedicated           10/15 at 100.00         AAA          5,286,300
                 Tax Fund Bonds, Series 1998A, 4.500%, 4/01/18 (Pre-refunded
                 10/01/15) - FGIC Insured

                Monroe Tobacco Asset Securitization Corporation, New York,
                Tobacco Settlement Asset-Backed Bonds, Series 2000:
          400    6.000%, 6/01/15 (Pre-refunded 6/01/10)                               6/10 at 101.00         AAA            437,316
          665    6.150%, 6/01/25 (Pre-refunded 6/01/10)                               6/10 at 101.00         AAA            716,132

        2,500   Nassau County Tobacco Settlement Corporation, New York,               7/09 at 101.00         AAA          2,716,000
                 Tobacco Settlement Asset-Backed Bonds, Series 1999A,
                 6.500%, 7/15/27 (Pre-refunded 7/15/09)

        1,250   New York City Industrial Development Agency, New York,                7/10 at 102.00     N/R (4)          1,402,587
                 Civic Facility Revenue Bonds, Special Needs Facilities Pooled
                 Program, Series 2000, 8.125%, 7/01/19 (Pre-refunded 7/01/10)
        2,000   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AAA          2,157,360
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2001A, 5.500%, 6/15/33 (Pre-refunded 6/15/10)

        1,000   New York City Trust for Cultural Resources, New York, Revenue         7/19 at 100.00         AAA          1,065,470
                 Bonds, American Museum of Natural History, Series 1999A,
                 5.750%, 7/01/29 (Pre-refunded 7/01/19) - AMBAC Insured

          245   New York Counties Tobacco Trust I, Tobacco Settlement                 6/10 at 101.00         AAA            266,695
                 Pass-Through Bonds, Series 2000B, 5.800%, 6/01/23
                 (Pre-refunded 6/01/10)

        2,950   New York State Urban Development Corporation, State                   3/13 at 100.00         AAA          3,184,200
                 Personal Income Tax Revenue Bonds, Series 2003B,
                 5.000%, 3/15/22 (Pre-refunded 3/15/13)


                                       31

                        Nuveen New York Performance Plus Municipal Fund, Inc. (NNP) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

                New York State Urban Development Corporation, State Personal
                Income Tax Revenue Bonds, State Facilities and Equipment, Series
                2002A:
$       2,860    5.375%, 3/15/19 (Pre-refunded 3/15/12)                               3/12 at 100.00         AAA     $    3,115,083
        2,000    5.375%, 3/15/20 (Pre-refunded 3/15/12)                               3/12 at 100.00         AAA          2,178,380

        2,095   Niagara Falls, Niagara County, New York, General Obligation             No Opt. Call         AAA          2,355,241
                 Water Treatment Plant Bonds, Series 1994, 8.000%, 11/01/09 -
                 MBIA Insured (Alternative Minimum Tax) (ETM)

        1,600   Triborough Bridge and Tunnel Authority, New York, General               No Opt. Call         AAA          1,758,432
                 Purpose Revenue Bonds, Series 1993B, 5.000%, 1/01/20 (ETM)

        7,500   Triborough Bridge and Tunnel Authority, New York, General             1/22 at 100.00         AAA          8,748,674
                 Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30
                 (Pre-refunded 1/01/22)

        3,750   TSASC Inc., New York, Tobacco Flexible Amortization Bonds,            7/09 at 101.00         AAA          4,050,338
                 Series 1999-1, 6.250%, 7/15/27 (Mandatory put 7/15/19)
                 (Pre-refunded 7/15/09)

        3,480   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00    BBB+ (4)          3,878,669
                 Loan Note, Series 1999A, 6.500%, 10/01/24
                 (Pre-refunded 10/01/10)

        3,000   Westchester Tobacco Asset Securitization Corporation,                 7/10 at 101.00         AAA          3,365,520
                 New York, Tobacco Settlement Asset-Backed Bonds,
                 Series 1999, 6.750%, 7/15/29 (Pre-refunded 7/15/10)

        2,520   Yonkers Industrial Development Agency, New York, Revenue              2/11 at 100.00    BBB- (4)          2,833,236
                 Bonds, Community Development Properties - Yonkers Inc.
                 Project, Series 2001A, 6.625%, 2/01/26 (Pre-refunded 2/01/11)

------------------------------------------------------------------------------------------------------------------------------------
       65,535   Total U.S. Guaranteed                                                                                    71,994,900
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 9.0% (6.0% OF TOTAL INVESTMENTS)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        3,100    5.000%, 12/01/23 - FGIC Insured                                      6/16 at 100.00         AAA          3,327,168
        3,100    5.000%, 12/01/24 - FGIC Insured                                      6/16 at 100.00         AAA          3,319,480

        2,500   New York City Industrial Development Agency, New York,               10/08 at 102.00        BBB-          2,525,675
                 Revenue Bonds, Brooklyn Navy Yard Cogeneration Partners LP,
                 Series 1997, 5.750%, 10/01/36 (Alternative Minimum Tax)

        4,000   New York State Power Authority, General Revenue Bonds,               11/10 at 100.00         Aa2          4,206,960
                 Series 2000A, 5.250%, 11/15/40

                New York State Power Authority, General Revenue Bonds,
                Series 2006A:
        1,225    5.000%, 11/15/18 - FGIC Insured                                     11/15 at 100.00         AAA          1,331,134
          820    5.000%, 11/15/19 - FGIC Insured                                     11/15 at 100.00         AAA            887,765

        2,000   Niagara County Industrial Development Agency, New York,              11/11 at 101.00        Baa3          2,090,020
                 Solid Waste Disposal Facility Revenue Refunding Bonds,
                 American Ref-Fuel Company of Niagara LP, Series 2001D,
                 5.550%, 11/15/24 (Mandatory put 11/15/15)

        4,000   Suffolk County Industrial Development Agency, New York,               1/09 at 101.00         N/R          3,976,280
                 Revenue Bonds, Nissequogue Cogeneration Partners Facility,
                 Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       20,745   Total Utilities                                                                                          21,664,482
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 7.1% (4.8% OF TOTAL INVESTMENTS)

          700   Monroe County Water Authority, New York, Water System                 8/11 at 101.00          AA            744,527
                 Revenue Bonds, Series 2001, 5.150%, 8/01/22

        2,495   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AAA          2,727,484
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2000B, 6.100%, 6/15/31 - MBIA Insured

        2,000   New York City Municipal Water Finance Authority, New York,            6/11 at 101.00         AA+          2,170,600
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2001D, 5.500%, 6/15/17

        2,225   New York City Municipal Water Finance Authority, New York,            6/12 at 100.00         AA+          2,409,786
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2003A, 5.375%, 6/15/19


                                       32

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                New York State Environmental Facilities Corporation, State Clean
                Water and Drinking Water Revolving Funds Revenue Bonds, Pooled
                Loan Issue, Series 2002F:
$       1,000    5.250%, 11/15/17                                                    11/12 at 100.00         AAA     $    1,085,670
        3,345    5.250%, 11/15/19                                                    11/12 at 100.00         AAA          3,631,566
        4,060    5.250%, 11/15/20                                                    11/12 at 100.00         AAA          4,412,449

------------------------------------------------------------------------------------------------------------------------------------
       15,825   Total Water and Sewer                                                                                    17,182,082
------------------------------------------------------------------------------------------------------------------------------------
$     336,180   Total Investments (cost $339,976,003) - 149.3%                                                          359,333,688
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                      5,584,435
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.7)%                                                       (124,300,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 240,618,123
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT SEPTEMBER 30, 2006:

                                                                  FIXED RATE  FLOATING RATE                              UNREALIZED
                  NOTIONAL          RATE PAID   RATE RECEIVED        PAYMENT        PAYMENT   EFFECTIVE  TERMINATION   APPRECIATION
COUNTERPARTY        AMOUNT     BY THE FUND (5) BY THE FUND (5)     FREQUENCY      FREQUENCY     DATE (6)        DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley  $7,000,000  3 Month USD-LIBOR          5.771%  Semi-Annually      Quarterly     7/20/07      7/20/34       $457,659
====================================================================================================================================

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rates)

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Represents the annualized rate paid or received by the Fund.

                    (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen New York Dividend Advantage Municipal Fund (NAN)
                        Portfolio of
                                INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.4% (0.4% OF TOTAL INVESTMENTS)

$         500   New York City Industrial Development Agency, New York,                9/15 at 100.00        BBB-     $      509,170
                 Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005,
                 5.000%, 9/01/35
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 2.8% (1.9% OF TOTAL INVESTMENTS)

           40   New York Counties Tobacco Trust I, Tobacco Settlement                 6/10 at 101.00         BBB             41,001
                 Pass-Through Bonds, Series 2000B, 5.800%, 6/01/23

          445   New York Counties Tobacco Trust II, Tobacco Settlement                6/11 at 101.00         BBB            455,475
                 Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

          900   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB            928,341
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

          365   Rensselaer Tobacco Asset Securitization Corporation,                  6/12 at 100.00         BBB            372,694
                 New York, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001A, 5.200%, 6/01/25

                TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
        1,045    4.750%, 6/01/22                                                      6/16 at 100.00         BBB          1,068,293
        1,125    5.000%, 6/01/26                                                      6/16 at 100.00         BBB          1,148,287

------------------------------------------------------------------------------------------------------------------------------------
        3,920   Total Consumer Staples                                                                                    4,014,091
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 15.1% (10.3% OF TOTAL INVESTMENTS)

          120   Cattaraugus County Industrial Development Agency,                     5/16 at 100.00        BBB-            124,201
                 New York, Revenue Bonds, St. Bonaventure University,
                 Series 2006, 5.000%, 5/01/23

        1,000   Dormitory Authority of the State of New York, Lease Revenue             No Opt. Call         AAA          1,091,530
                 Bonds, State University Dormitory Facilities, Series 2003B,
                 5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA Insured

          845   Dormitory Authority of the State of New York, Revenue Bonds,            No Opt. Call         AAA            972,756
                 City University of New York, Series 2005A, 5.500%, 7/01/18 -
                 FGIC Insured

          500   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00         AAA            533,350
                 Fashion Institute of Technology, Series 2000, 5.375%, 7/01/20 -
                 FSA Insured

        1,250   Dormitory Authority of the State of New York, Revenue Bonds,          7/09 at 101.00          AA          1,335,838
                 Marymount Manhattan College, Series 1999, 6.250%, 7/01/29 -
                 RAAI Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Pratt Institute, Series 1999:
        1,750    6.000%, 7/01/20 - RAAI Insured                                       7/09 at 102.00          AA          1,876,718
          750    6.000%, 7/01/28 - RAAI Insured                                       7/09 at 102.00          AA            803,385

          370   Hempstead Town Industrial Development Agency, New York,              10/15 at 100.00          A-            385,103
                 Revenue Bonds, Adelphi University, Civic Facility Project,
                 Series 2005, 5.000%, 10/01/35

                Kenmore Housing Authority, New York, Revenue Bonds, State
                University of New York at Buffalo Student Apartment Project,
                Series 1999A:
        3,050    5.500%, 8/01/19 - RAAI Insured                                       8/09 at 102.00          AA          3,220,800
        2,750    5.500%, 8/01/24 - RAAI Insured                                       8/09 at 102.00          AA          2,902,928

        3,070   Monroe County Industrial Development Agency, New York,                6/09 at 102.00          AA          3,221,013
                 Civic Facility Revenue Bonds, St. John Fisher College,
                 Series 1999, 5.375%, 6/01/24 - RAAI Insured

          330   New York City Industrial Development Agency, New York,               10/14 at 100.00          A-            341,840
                 Civic Facility Revenue Bonds, St. Francis College, Series 2004,
                 5.000%, 10/01/34

        1,800   New York City Industrial Development Agency, New York,                2/11 at 100.00          A-          1,874,520
                 Civic Facility Revenue Bonds, YMCA of Greater New York,
                 Series 2002, 5.250%, 8/01/21

          250   New York City Industrial Development Agency, New York,                1/17 at 100.00         AAA            265,333
                 Revenue Bonds, Queens Baseball Stadium, Series 2006,
                 5.000%, 1/01/36 - AMBAC Insured

          450   New York City Industrial Development Authority, New York,             9/16 at 100.00         AAA            476,887
                 Revenue Bonds, Yankee Stadium Project, Series 2006,
                 5.000%, 3/01/36 - FGIC Insured


                                       34

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$         500   New York City Trust for Cultural Resources, New York,                 7/10 at 101.00           A     $      541,100
                 Revenue Bonds, Museum of American Folk Art, Series 2000,
                 6.000%, 7/01/22 - ACA Insured

        1,500   Niagara County Industrial Development Agency, New York,              11/11 at 101.00          AA          1,615,815
                 Civic Facility Revenue Bonds, Niagara University,
                 Series 2001A, 5.350%, 11/01/23 - RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
       20,285   Total Education and Civic Organizations                                                                  21,583,117
------------------------------------------------------------------------------------------------------------------------------------


                FINANCIALS - 0.5% (0.3% OF TOTAL INVESTMENTS)

          600   Liberty Development Corporation, New York, Goldman Sachs                No Opt. Call         Aa3            685,800
                 Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 34.2% (23.5% OF TOTAL INVESTMENTS)

                Albany Industrial Development Agency, New York, Revenue
                Bonds, Albany Medical Center, Series 1999:
        1,120    6.000%, 5/01/19                                                      5/09 at 101.00         N/R          1,142,826
        1,460    6.000%, 5/01/29                                                      5/09 at 101.00         N/R          1,480,133

        2,385   Dormitory Authority of the State of New York, FHA-Insured             2/09 at 101.00         AAA          2,485,862
                 Mortgage Hospital Revenue Bonds, Memorial Hospital of
                 William F. and Gertrude F. Jones Inc., Series 1999,
                 5.250%, 8/01/19 - MBIA Insured

        4,825   Dormitory Authority of the State of New York, FHA-Insured             8/09 at 101.00         AAA          5,082,027
                 Mortgage Hospital Revenue Bonds, Montefiore Medical
                 Center, Series 1999, 5.450%, 8/01/29 - AMBAC Insured

                Dormitory Authority of the State of New York, FHA-Insured
                Mortgage Hospital Revenue Bonds, Victory Memorial Hospital,
                Series 1999:
        2,015    5.250%, 8/01/15 - MBIA Insured                                       8/09 at 101.00         AAA          2,106,662
        2,000    5.375%, 8/01/25 - MBIA Insured                                       8/09 at 101.00         AAA          2,105,740

          625   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA            658,713
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/29 - FGIC Insured

        2,000   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00          AA          2,046,400
                 Nursing Home Mortgage Revenue Bonds, Gurwin Jewish
                 Geriatric Center of Long Island, Series 2005A, 4.900%, 2/15/41

        2,600   Dormitory Authority of the State of New York, FHA-Insured             8/15 at 100.00          AA          2,683,954
                 Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005,
                 4.900%, 8/15/31

                Dormitory Authority of the State of New York, Insured Revenue
                Bonds, Franciscan Health Partnership Obligated Group - Frances
                Shervier Home and Hospital, Series 1997:
        2,000    5.500%, 7/01/17 - RAAI Insured                                       7/07 at 102.00          AA          2,062,080
        2,000    5.500%, 7/01/27 - RAAI Insured                                       7/07 at 102.00          AA          2,064,300

        2,000   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00        Baa1          2,179,960
                 Catholic Health Services of Long Island Obligated Group -
                 St. Catherine of Siena Medical Center, Series 2000A,
                 6.500%, 7/01/20

                Dormitory Authority of the State of New York, Revenue Bonds,
                Lenox Hill Hospital Obligated Group, Series 2001:
          165    5.375%, 7/01/20                                                      7/11 at 101.00         Ba2            171,516
          500    5.500%, 7/01/30                                                      7/11 at 101.00         Ba2            518,015

        1,500   Dormitory Authority of the State of New York, Revenue Bonds,          7/16 at 100.00          AA          1,582,230
                 Memorial Sloan Kettering Cancer Center, Series 2006-1,
                 5.000%, 7/01/35

        1,575   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00        Baa2          1,704,150
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/25

          250   Dormitory Authority of the State of New York, Revenue Bonds,          7/08 at 100.00         Ba1            254,050
                 Mount Sinai NYU Health, Series 2000C, 5.500%, 7/01/26

        2,435   Dormitory Authority of the State of New York, Revenue Bonds,          8/14 at 100.00         AAA          2,659,970
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

          250   Dormitory Authority of the State of New York, Revenue Bonds,          1/07 at 102.00          B3            248,803
                 Nyack Hospital, Series 1996, 6.250%, 7/01/13

          500   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00        Baa1            531,355
                 South Nassau Communities Hospital, Series 2003B,
                 5.500%, 7/01/23

          600   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00        Baa1            631,182
                 Winthrop-South Nassau University Hospital Association,
                 Series 2003A, 5.500%, 7/01/32


                                       35

                        Nuveen New York Dividend Advantage Municipal Fund (NAN) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,850   Dormitory Authority of the State of New York, Secured Hospital        2/08 at 101.50         AAA     $    1,917,618
                 Revenue Refunding Bonds, Wyckoff Heights Medical Center,
                 Series 1998H, 5.300%, 8/15/21 - MBIA Insured

          905   East Rochester Housing Authority, New York, Senior Living             8/16 at 101.00         N/R            921,896
                 Revenue Bonds, Woodland Village Project, Series 2006,
                 5.500%, 8/01/33

          420   Livingston County Industrial Development Agency, New York,            7/10 at 100.00          BB            435,490
                 Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital,
                 Series 2005, 6.000%, 7/01/30

        1,750   New York City Health and Hospitals Corporation, New York,             2/13 at 100.00         AAA          1,880,148
                 Health System Revenue Bonds, Series 2003A,
                 5.250%, 2/15/22 - AMBAC Insured

          580   New York City Industrial Development Agency, New York,                7/12 at 100.00          B2            593,212
                 Civic Facility Revenue Bonds, Staten Island University
                 Hospital, Series 2001B, 6.375%, 7/01/31

          100   New York City Industrial Development Agency, New York,                7/12 at 101.00          B2            105,374
                 Civic Facility Revenue Bonds, Staten Island University
                 Hospital, Series 2002C, 6.450%, 7/01/32

        4,000   Ulster County Industrial Development Agency, New York,               11/09 at 101.00          A2          4,161,319
                 Civic Facility Revenue Bonds, Kingston Hospital, Series 1999,
                 5.650%, 11/15/24

        3,675   Yates County Industrial Development Agency, New York,                 8/09 at 101.00         AA+          3,889,546
                 FHA-Insured Civic Facility Mortgage Revenue Bonds, Soldiers
                 and Sailors Memorial Hospital, Series 1999A, 5.650%, 2/01/39

          650   Yonkers Industrial Development Agency, New York, Revenue              7/11 at 101.00          B+            700,141
                 Bonds, St. John's Riverside Hospital, Series 2001A,
                 7.125%, 7/01/31

------------------------------------------------------------------------------------------------------------------------------------
       46,735   Total Health Care                                                                                        49,004,672
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 5.1% (3.5% OF TOTAL INVESTMENTS)

        2,585   New York City Housing Development Corporation, New York,              7/15 at 100.00         AAA          2,757,471
                 Capital Fund Program Revenue Bonds, Series 2005A,
                 5.000%, 7/01/25 - FGIC Insured

        3,000   New York City Housing Development Corporation, New York,              5/11 at 101.00          AA          3,124,860
                 Multifamily Housing Revenue Bonds, Series 2001A,
                 5.500%, 11/01/31

          750   New York City Housing Development Corporation, New York,              5/14 at 100.00          AA            789,983
                 Multifamily Housing Revenue Bonds, Series 2004A,
                 5.250%, 11/01/30

          680   New York City Housing Development Corporation, New York,             11/15 at 100.00          AA            690,261
                 Multifamily Housing Revenue Bonds, Series 2005F-1,
                 4.750%, 11/01/35

------------------------------------------------------------------------------------------------------------------------------------
        7,015   Total Housing/Multifamily                                                                                 7,362,575
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 3.4% (2.4% OF TOTAL INVESTMENTS)

          645   Guam Housing Corporation, Mortgage-Backed Securities                    No Opt. Call         AAA            745,775
                 Program Single Family Mortgage Revenue Bonds,
                 Series 1998A, 5.750%, 9/01/31 (Alternative Minimum Tax)

        1,350   New York State Mortgage Agency, Homeowner Mortgage                    4/15 at 100.00         Aa1          1,356,872
                 Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative
                 Minimum Tax)

        1,960   New York State Mortgage Agency, Homeowner Mortgage                   10/09 at 100.00         Aa1          1,976,660
                 Revenue Bonds, Series 82, 5.650%, 4/01/30 (Alternative
                 Minimum Tax)

          840   New York State Mortgage Agency, Mortgage Revenue Bonds,               4/13 at 101.00         Aaa            853,222
                 Thirty-Third Series A, 4.750%, 4/01/23 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,795   Total Housing/Single Family                                                                               4,932,529
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 4.7% (3.2% OF TOTAL INVESTMENTS)

                Appleridge Retirement Community Inc., New York, GNMA
                Collateralized Mortgage Revenue Bonds, Series 1999:
        1,150    5.700%, 9/01/31                                                      9/09 at 102.00         Aaa          1,230,466
        1,250    5.750%, 9/01/41                                                      9/09 at 102.00         Aaa          1,339,175

          250   Dormitory Authority of the State of New York, Revenue Bonds,          7/15 at 100.00           A            257,033
                 Providence Rest, Series 2005, 5.000%, 7/01/35 - ACA Insured

          750   New York City Industrial Development Agency, New York,                7/11 at 101.00         N/R            801,217
                 Civic Facility Revenue Bonds, Special Needs Facilities Pooled
                 Program, Series 2001A-1, 7.250%, 7/01/16

          600   New York State Dormitory Authority, GNMA Collateralized               2/17 at 103.00          AA            648,180
                 Revenue Bonds, Cabrini of Westchester Project, Series 2006,
                 5.200%, 2/15/41 (WI/DD, Settling 10/12/06)


                                       36

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE (continued)

$       2,325   Yonkers Industrial Development Agency, New York, FHA-Insured          2/09 at 101.00         AAA     $    2,412,746
                 Mortgage Revenue Bonds, Michael Malotz Skilled Nursing
                 Pavilion, Series 1999, 5.450%, 2/01/29 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,325   Total Long-Term Care                                                                                      6,688,817
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 11.0% (7.5% OF TOTAL INVESTMENTS)

        4,950   New York City, New York, General Obligation Bonds,                    5/09 at 101.00         AAA          5,145,821
                 Fiscal Series 1999J, 5.125%, 5/15/29 - MBIA Insured

        1,000   New York City, New York, General Obligation Bonds,                    8/14 at 100.00         AA-          1,086,520
                 Fiscal Series 2004C, 5.250%, 8/15/16

                New York City, New York, General Obligation Bonds,
                Fiscal Series 2004E:
        1,500    5.000%, 11/01/19 - FSA Insured                                      11/14 at 100.00         AAA          1,610,250
          600    5.000%, 11/01/20 - FSA Insured                                      11/14 at 100.00         AAA            643,668

        1,125   New York City, New York, General Obligation Bonds,                    8/15 at 100.00         AAA          1,224,000
                 Fiscal Series 2006C, 5.000%, 8/01/16 - FSA Insured

          800   Northern Mariana Islands, General Obligation Bonds,                   6/10 at 100.00           A            844,440
                 Series 2000A, 6.000%, 6/01/20 - ACA Insured

                Rochester, New York, General Obligation Bonds, Series 1999:
          720    5.250%, 10/01/18 - MBIA Insured                                        No Opt. Call         AAA            814,320
          720    5.250%, 10/01/19 - MBIA Insured                                        No Opt. Call         AAA            818,021

        2,280   Rockland County, New York, General Obligation Bonds,                 10/09 at 101.00         AA-          2,476,969
                 Series 1999, 5.600%, 10/15/16

                United Nations Development Corporation, New York, Senior
                Lien Revenue Bonds, Series 2004A:
          500    5.250%, 7/01/23                                                      1/08 at 100.00          A3            508,405
          500    5.250%, 7/01/24                                                      1/08 at 100.00          A3            508,405

------------------------------------------------------------------------------------------------------------------------------------
       14,695   Total Tax Obligation/General                                                                             15,680,819
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 28.8% (19.7% OF TOTAL INVESTMENTS)

        1,000   Battery Park City Authority, New York, Senior Revenue Bonds,         11/13 at 100.00         AAA          1,086,740
                 Series 2003A, 5.250%, 11/01/21

        1,155   Buffalo Fiscal Stability Authority, New York, Sales Tax               9/15 at 100.00         AAA          1,248,844
                 Revenue State Aid Secured Bonds, Series 2005A,
                 5.000%, 9/01/18 - MBIA Insured

          590   Dormitory Authority of the State of New York, Department              7/15 at 100.00         AAA            641,489
                 of Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 -
                 CIFG Insured

           35   Dormitory Authority of the State of New York, Improvement             8/10 at 100.00         AAA             37,718
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 2000D, 5.875%, 8/15/18 - FSA Insured

          500   Dormitory Authority of the State of New York, Revenue Bonds,          2/15 at 100.00         AAA            527,080
                 Mental Health Services Facilities Improvements, Series 2005B,
                 5.000%, 2/15/30 - AMBAC Insured

        1,000   Dormitory Authority of the State of New York, Service                 4/12 at 100.00         AA-          1,065,970
                 Contract Bonds, Child Care Facilities Development Program,
                 Series 2002, 5.375%, 4/01/19

          185   Dormitory Authority of the State of New York, State Personal          3/15 at 100.00         AAA            198,098
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                 FSA Insured

          550   Erie County Industrial Development Agency, New York,                  5/14 at 100.00         AAA            620,884
                 School Facility Revenue Bonds, Buffalo City School District,
                 Series 2004, 5.750%, 5/01/26 - FSA Insured

                Metropolitan Transportation Authority, New York, Dedicated
                Tax Fund Bonds, Series 2002A:
        2,000    5.250%, 11/15/25 - FSA Insured                                      11/12 at 100.00         AAA          2,141,320
        2,000    5.000%, 11/15/30                                                    11/12 at 100.00          AA          2,077,340

                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
        1,700    5.750%, 1/01/17                                                        No Opt. Call         AA-          1,955,102
        1,000    5.125%, 1/01/29                                                      7/12 at 100.00         AA-          1,055,160

        1,130   Monroe Newpower Corporation, New York, Power Facilities               1/13 at 102.00         BBB          1,186,048
                 Revenue Bonds, Series 2003, 5.500%, 1/01/34

        2,180   Nassau County Interim Finance Authority, New York, Sales                No Opt. Call         AAA          2,399,962
                 and Use Tax Revenue Bonds, Series 2004H, 5.250%, 11/15/13 -
                 AMBAC Insured


                                       37

                        Nuveen New York Dividend Advantage Municipal Fund (NAN) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
$       1,000    5.000%, 10/15/24 - MBIA Insured                                     10/14 at 100.00         AAA     $    1,066,420
        1,100    5.000%, 10/15/25 - MBIA Insured                                     10/14 at 100.00         AAA          1,171,500
          810    5.000%, 10/15/26 - MBIA Insured                                     10/14 at 100.00         AAA            861,508
        1,875    5.000%, 10/15/29 - AMBAC Insured                                    10/14 at 100.00         AAA          1,984,988

        1,670   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          1,758,310
                 Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23

          700   New York Convention Center Development Corporation,                  11/15 at 100.00         AAA            731,899
                 Hotel Unit Fee Revenue Bonds, Series 2005, 5.000%, 11/15/44 -
                 AMBAC Insured

        1,000   New York State Environmental Facilities Corporation,                  3/14 at 100.00         AA-          1,059,640
                 Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21

        1,190   New York State Housing Finance Agency, State Personal                 9/15 at 100.00         AAA          1,253,653
                 Income Tax Revenue Bonds, Economic Development and
                 Housing, Series 2006A, 5.000%, 3/15/36

        3,400   New York State Thruway Authority, Highway and Bridge                    No Opt. Call         AAA          3,957,226
                 Trust Fund Bonds, Second Generation, Series 2005B,
                 5.500%, 4/01/20 - AMBAC Insured

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        4,000    5.250%, 6/01/20 - AMBAC Insured                                      6/13 at 100.00         AAA          4,313,119
        2,000    5.250%, 6/01/22 - AMBAC Insured                                      6/13 at 100.00         AAA          2,148,040

        1,000   New York State Tobacco Settlement Financing Corporation,              6/13 at 100.00         AA-          1,084,890
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

        3,345   Suffolk County Judicial Facilities Agency, New York, Service         10/09 at 101.00         AAA          3,528,774
                 Agreement Revenue Bonds, John P. Colahan Court Complex,
                 Series 1999, 5.250%, 10/15/15 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       38,115   Total Tax Obligation/Limited                                                                             41,161,722
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 13.4% (9.2% OF TOTAL INVESTMENTS)

          700   Albany Parking Authority, New York, Revenue Bonds,                    7/11 at 101.00        BBB+            746,872
                 Series 2001A, 5.625%, 7/15/25

        1,000   Metropolitan Transportation Authority, New York,                     11/12 at 100.00         AAA          1,070,650
                 Transportation Revenue Refunding Bonds, Series 2002A,
                 5.125%, 11/15/22 - FGIC Insured

        1,750   New York City Industrial Development Agency, New York,                8/16 at 101.00           B          2,065,735
                 American Airlines-JFK International Airport Special Facility
                 Revenue Bonds, Series 2005, 7.750%, 8/01/31
                 (Alternative Minimum Tax)

        1,000   New York City Industrial Development Agency, New York,                8/12 at 101.00           B          1,155,370
                 Special Facilities Revenue Bonds, JFK Airport - American
                 Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative
                 Minimum Tax)

          865   New York State Thruway Authority, General Revenue Bonds,              1/15 at 100.00         AAA            913,111
                 Series 2005F, 5.000%, 1/01/30 - AMBAC Insured

                New York State Thruway Authority, General Revenue Bonds,
                Series 2005G:
          700    5.000%, 1/01/30 - FSA Insured                                        7/15 at 100.00         AAA            741,944
        2,100    5.000%, 1/01/32 - FSA Insured                                        7/15 at 100.00         AAA          2,221,107

          500   Niagara Frontier Airport Authority, New York, Airport Revenue         4/09 at 101.00         AAA            525,220
                 Bonds, Buffalo Niagara International Airport, Series 1999A,
                 5.625%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)

                Port Authority of New York and New Jersey, Consolidated
                Revenue Bonds, One Hundred Fortieth Series 2005:
          800    5.000%, 12/01/19 - FSA Insured                                       6/15 at 101.00         AAA            867,816
        1,300    5.000%, 12/01/28 - XLCA Insured                                      6/15 at 101.00         AAA          1,385,397
          615    5.000%, 12/01/31 - XLCA Insured                                      6/15 at 101.00         AAA            653,554

        3,000   Port Authority of New York and New Jersey, Consolidated              10/07 at 101.00         AAA          3,089,850
                 Revenue Bonds, One Hundred Twentieth Series 2000,
                 5.750%, 10/15/26 - MBIA Insured (Alternative Minimum Tax)

        1,000   Triborough Bridge and Tunnel Authority, New York, General             1/12 at 100.00         Aa2          1,074,840
                 Purpose Revenue Bonds, Series 2001A, 5.250%, 1/01/16

        2,500   Triborough Bridge and Tunnel Authority, New York, General            11/12 at 100.00         Aa2          2,647,100
                 Purpose Revenue Refunding Bonds, Series 2002B,
                 5.000%, 11/15/21

------------------------------------------------------------------------------------------------------------------------------------
       17,830   Total Transportation                                                                                     19,158,566
------------------------------------------------------------------------------------------------------------------------------------


                                       38

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 16.9% (11.6% OF TOTAL INVESTMENTS) (4)

$         510   Erie County Tobacco Asset Securitization Corporation,                 7/10 at 101.00         AAA     $      557,721
                 New York, Senior Tobacco Settlement Asset-Backed Bonds,
                 Series 2000, 6.000%, 7/15/20 (Pre-refunded 7/15/10)

          885   Long Island Power Authority, New York, Electric System                6/08 at 101.00         AAA            917,126
                 General Revenue Bonds, Series 1998A, 5.125%, 12/01/22
                 (Pre-refunded 6/01/08) - FSA Insured

        1,250   Metropolitan Transportation Authority, New York, Commuter             7/07 at 102.00         AAA          1,287,813
                 Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 -
                 AMBAC Insured (ETM)

        5,520   Metropolitan Transportation Authority, New York, Dedicated           10/14 at 100.00         AAA          6,126,314
                 Tax Fund Bonds, Series 1999A, 5.250%, 4/01/23
                 (Pre-refunded 10/01/14) - FSA Insured

                Monroe Tobacco Asset Securitization Corporation, New York,
                Tobacco Settlement Asset-Backed Bonds, Series 2000:
          265    6.000%, 6/01/15 (Pre-refunded 6/01/10)                               6/10 at 101.00         AAA            289,722
        1,520    6.150%, 6/01/25 (Pre-refunded 6/01/10)                               6/10 at 101.00         AAA

          620   New York City Industrial Development Agency, New York,                7/10 at 102.00     N/R (4)            695,683
                 Civic Facility Revenue Bonds, Special Needs Facilities Pooled
                 Program, Series 2000, 8.125%, 7/01/19 (Pre-refunded 7/01/10)

           50   New York City, New York, General Obligation Bonds,                    5/09 at 101.00         AAA             52,510
                 Fiscal Series 1999J, 5.125%, 5/15/29 (Pre-refunded 5/15/09) -
                 MBIA Insured

          160   New York Counties Tobacco Trust I, Tobacco Settlement                 6/10 at 101.00         AAA            174,168
                 Pass-Through Bonds, Series 2000B, 5.800%, 6/01/23
                 (Pre-refunded 6/01/10)

        1,000   New York State Thruway Authority, Highway and Bridge                  4/13 at 100.00         AAA          1,096,460
                 Trust Fund Bonds, Second Generation, Series 2003A,
                 5.250%, 4/01/23 (Pre-refunded 4/01/13) - MBIA Insured

        1,000   New York State Urban Development Corporation, State                   3/12 at 100.00         AAA          1,076,880
                 Personal Income Tax Revenue Bonds, State Facilities and
                 Equipment, Series 2002A, 5.125%, 3/15/27 (Pre-refunded
                 3/15/12)

        3,000   Triborough Bridge and Tunnel Authority, New York, General             1/22 at 100.00     Aa2 (4)          3,423,090
                 Purpose Revenue Bonds, Series 1997A, 5.250%, 1/01/28
                 (Pre-refunded 1/01/22)

        2,250   TSASC Inc., New York, Tobacco Flexible Amortization Bonds,            7/09 at 101.00         AAA          2,430,203
                 Series 1999-1, 6.250%, 7/15/27 (Mandatory put 7/15/19)
                 (Pre-refunded 7/15/09)

          600   Utica Industrial Development Agency, New York, Revenue                6/09 at 101.00     N/R (4)            652,932
                 Bonds, Utica College, Series 2004A, 6.875%, 12/01/34
                 (Pre-refunded 6/01/09)

          750   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00    BBB+ (4)            835,920
                 Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded
                 10/01/10)

        1,250   Westchester Tobacco Asset Securitization Corporation,                 7/10 at 101.00         AAA          1,402,300
                 New York, Tobacco Settlement Asset-Backed Bonds,
                 Series 1999, 6.750%, 7/15/29 (Pre-refunded 7/15/10)

        1,400   Yonkers Industrial Development Agency, New York, Revenue              2/11 at 100.00    BBB- (4)          1,574,020
                 Bonds, Community Development Properties - Yonkers Inc.
                 Project, Series 2001A, 6.625%, 2/01/26 (Pre-refunded 2/01/11)

------------------------------------------------------------------------------------------------------------------------------------
       22,030   Total U.S. Guaranteed                                                                                    24,229,735
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 7.2% (4.9% OF TOTAL INVESTMENTS)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        2,500    5.000%, 12/01/23 - FGIC Insured                                      6/16 at 100.00         AAA          2,683,200
        2,500    5.000%, 12/01/24 - FGIC Insured                                      6/16 at 100.00         AAA          2,677,000

        2,000   New York State Power Authority, General Revenue Bonds,               11/10 at 100.00         Aa2          2,104,260
                 Series 2000A, 5.250%, 11/15/30

                New York State Power Authority, General Revenue Bonds,
                Series 2006A:
          700    5.000%, 11/15/18 - FGIC Insured                                     11/15 at 100.00         AAA            760,648
          465    5.000%, 11/15/19 - FGIC Insured                                     11/15 at 100.00         AAA            503,428

          250   Niagara County Industrial Development Agency, New York,              11/11 at 101.00        Baa3            263,193
                 Solid Waste Disposal Facility Revenue Bonds, American
                 Ref-Fuel Company of Niagara LP, Series 2001C,
                 5.625%, 11/15/24 (Mandatory put 11/15/14) (Alternative
                 Minimum Tax)

          600   Niagara County Industrial Development Agency, New York,              11/11 at 101.00        Baa3            633,870
                 Solid Waste Disposal Facility Revenue Refunding Bonds,
                 American Ref-Fuel Company of Niagara LP, Series 2001B,
                 5.550%, 11/15/24 (Mandatory put 11/15/13)
                 (Alternative Minimum Tax)

          695   Suffolk County Industrial Development Agency, New York,                 No Opt. Call         N/R            692,998
                 Revenue Bonds, Nissequogue Cogeneration Partners
                 Facility, Series 1998, 4.875%, 1/01/08 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        9,710   Total Utilities                                                                                          10,318,597
------------------------------------------------------------------------------------------------------------------------------------


                                       39

                        Nuveen New York Dividend Advantage Municipal Fund (NAN) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.3% (1.6% OF TOTAL INVESTMENTS)

$       1,130   New York City Municipal Water Finance Authority, New York,            6/12 at 100.00         AA+     $    1,223,847
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2003A, 5.375%, 6/15/19

        1,955   New York State Environmental Facilities Corporation, State           11/12 at 100.00         AAA          2,122,485
                 Clean Water and Drinking Water Revolving Funds Revenue
                 Bonds, Pooled Loan Issue, Series 2002F, 5.250%, 11/15/17

------------------------------------------------------------------------------------------------------------------------------------
        3,085   Total Water and Sewer                                                                                     3,346,332
------------------------------------------------------------------------------------------------------------------------------------
$     195,640   Total Investments (cost $198,202,130) - 145.8%                                                          208,676,542
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                      3,470,814
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.2)%                                                        (69,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 143,147,356
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT SEPTEMBER 30, 2006:

                                                                  FIXED RATE  FLOATING RATE                              UNREALIZED
                  NOTIONAL          RATE PAID   RATE RECEIVED        PAYMENT        PAYMENT   EFFECTIVE  TERMINATION   APPRECIATION
COUNTERPARTY        AMOUNT     BY THE FUND (5) BY THE FUND (5)     FREQUENCY      FREQUENCY     DATE (6)        DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley  $4,500,000  3 Month USD-LIBOR          5.771%  Semi-Annually      Quarterly     7/20/07      7/20/34       $294,210
====================================================================================================================================

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rates)

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Represents the annualized rate paid or received by the Fund.

                    (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen New York Dividend Advantage Municipal Fund 2 (NXK)
                        Portfolio of
                                INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.2% (0.1% OF TOTAL INVESTMENTS)

$         275   New York City Industrial Development Agency, New York,                9/15 at 100.00        BBB-     $      280,044
                 Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005,
                 5.000%, 9/01/35
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 2.9% (2.0% OF TOTAL INVESTMENTS)

          440   New York Counties Tobacco Trust II, Tobacco Settlement                6/11 at 101.00         BBB            450,358
                 Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

          500   New York Counties Tobacco Trust III, Tobacco Settlement               6/13 at 100.00         BBB            527,685
                 Pass-Through Bonds, Series 2003, 5.750%, 6/01/33

          225   Rensselaer Tobacco Asset Securitization Corporation,                  6/12 at 100.00         BBB            229,743
                 New York, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001A, 5.200%, 6/01/25

                TSASC Inc., New York, Tobacco Asset-Backed Bonds,
                Series 2006:
          775    4.750%, 6/01/22                                                      6/16 at 100.00         BBB            792,275
          835    5.000%, 6/01/26                                                      6/16 at 100.00         BBB            852,284

------------------------------------------------------------------------------------------------------------------------------------
        2,775   Total Consumer Staples                                                                                    2,852,345
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 16.2% (11.1% OF TOTAL INVESTMENTS)

        2,750   Albany Industrial Development Agency, New York, Revenue               7/11 at 101.00         Aaa          2,950,833
                 Bonds, St. Rose College, Series 2001A, 5.375%, 7/01/31 -
                 AMBAC Insured

        1,975   Amherst Industrial Development Agency, New York, Revenue              8/11 at 102.00         AAA          2,129,307
                 Bonds, UBF Faculty/Student Housing Corporation, University
                 of Buffalo Village Green Project, Series 2001A, 5.250%, 8/01/31 -
                 AMBAC Insured

           90   Cattaraugus County Industrial Development Agency, New York,           5/16 at 100.00        BBB-             93,151
                 Revenue Bonds, St. Bonaventure University, Series 2006,
                 5.000%, 5/01/23

        2,000   Dormitory Authority of the State of New York, Insured Revenue         7/08 at 101.00         AAA          2,064,680
                 Bonds, New York Medical College, Series 1998,
                 5.000%, 7/01/21 - MBIA Insured

        1,000   Dormitory Authority of the State of New York, Lease Revenue             No Opt. Call         AAA          1,091,530
                 Bonds, State University Dormitory Facilities, Series 2003B,
                 5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA Insured

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,          7/11 at 101.00         AAA          1,066,660
                 Canisius College, Series 2000, 5.250%, 7/01/30 - MBIA Insured

          500   Dormitory Authority of the State of New York, Revenue Bonds,            No Opt. Call         AAA            575,595
                 City University of New York, Series 2005A, 5.500%, 7/01/18 -
                 FGIC Insured

        1,265   Dormitory Authority of the State of New York, Third General           7/08 at 102.00         AAA          1,324,784
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1998-1, 5.250%, 7/01/25 - FGIC Insured

          265   Hempstead Town Industrial Development Agency, New York,              10/15 at 100.00          A-            275,817
                 Revenue Bonds, Adelphi University, Civic Facility Project,
                 Series 2005, 5.000%, 10/01/35

        2,190   Monroe County Industrial Development Agency, New York,                6/11 at 102.00          AA          2,320,502
                 Civic Facility Revenue Bonds, St. John Fisher College,
                 Series 2001, 5.250%, 6/01/26 - RAAI Insured

          245   New York City Industrial Development Agency, New York,               10/14 at 100.00          A-            253,791
                 Civic Facility Revenue Bonds, St. Francis College, Series 2004,
                 5.000%, 10/01/34

        1,100   New York City Industrial Development Agency, New York,                2/11 at 100.00          A-          1,145,540
                 Civic Facility Revenue Bonds, YMCA of Greater New York,
                 Series 2002, 5.250%, 8/01/21

          250   New York City Industrial Development Agency, New York,                1/17 at 100.00         AAA            265,333
                 Revenue Bonds, Queens Baseball Stadium, Series 2006,
                 5.000%, 1/01/36 - AMBAC Insured

          450   New York City Industrial Development Authority, New York,             9/16 at 100.00         AAA            476,887
                 Revenue Bonds, Yankee Stadium Project, Series 2006,
                 5.000%, 3/01/36 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,080   Total Education and Civic Organizations                                                                  16,034,410
------------------------------------------------------------------------------------------------------------------------------------


                                       41

                        Nuveen New York Dividend Advantage Municipal Fund 2 (NXK) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FINANCIALS - 0.6% (0.4% OF TOTAL INVESTMENTS)

$         500   Liberty Development Corporation, New York, Goldman Sachs                No Opt. Call         Aa3     $      571,500
                 Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 21.8% (15.0% OF TOTAL INVESTMENTS)

        3,000   Dormitory Authority of the State of New York, FHA-Insured             8/09 at 101.00         AAA          3,166,140
                 Mortgage Hospital Revenue Bonds, Montefiore Medical
                 Center, Series 1999, 5.500%, 8/01/38 - AMBAC Insured

        2,505   Dormitory Authority of the State of New York, FHA-Insured             8/09 at 101.00         AAA          2,645,455
                 Mortgage Revenue Bonds, New York Hospital Medical
                 Center of Queens, Series 1999, 5.550%, 8/15/29 -
                 AMBAC Insured

        1,500   Dormitory Authority of the State of New York, FHA-Insured             2/08 at 102.00         AAA          1,561,620
                 Mortgage Revenue Refunding Bonds, United Health Services,
                 Series 1997, 5.375%, 8/01/27 - AMBAC Insured

        1,620   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA          1,722,595
                 Revenue Bonds, Montefiore Medical Center, Series 2005,
                 5.000%, 2/01/22 - FGIC Insured

        1,700   Dormitory Authority of the State of New York, FHA-Insured             8/15 at 100.00          AA          1,754,893
                 Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005,
                 4.900%, 8/15/31

          500   Dormitory Authority of the State of New York, Insured Revenue         7/07 at 102.00          AA            515,520
                 Bonds, Franciscan Health Partnership Obligated Group -
                 Frances Shervier Home and Hospital, Series 1997, 5.500%,
                 7/01/17 - RAAI Insured

          500   Dormitory Authority of the State of New York, Revenue Bonds,          7/11 at 101.00         Ba2            518,015
                 Lenox Hill Hospital Obligated Group, Series 2001,
                 5.500%, 7/01/30

        1,200   Dormitory Authority of the State of New York, Revenue Bonds,          7/16 at 100.00          AA          1,265,784
                 Memorial Sloan Kettering Cancer Center, Series 2006-1,
                 5.000%, 7/01/35

        1,250   Dormitory Authority of the State of New York, Revenue Bonds,          7/08 at 100.00         Ba1          1,270,250
                 Mount Sinai NYU Health, Series 2000C, 5.500%, 7/01/26

        1,230   Dormitory Authority of the State of New York, Revenue Bonds,          8/14 at 100.00         AAA          1,343,640
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

          100   Dormitory Authority of the State of New York, Revenue Bonds,          1/07 at 102.00          B3             99,521
                 Nyack Hospital, Series 1996, 6.250%, 7/01/13

          500   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00        Baa1            525,985
                 Winthrop-South Nassau University Hospital Association,
                 Series 2003A, 5.500%, 7/01/32

          635   East Rochester Housing Authority, New York, Senior Living             8/16 at 101.00         N/R            646,855
                 Revenue Bonds, Woodland Village Project, Series 2006,
                 5.500%, 8/01/33

          290   Livingston County Industrial Development Agency, New York,            7/10 at 100.00          BB            300,695
                 Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital,
                 Series 2005, 6.000%, 7/01/30

          670   Nassau County Industrial Development Agency, New York,                  No Opt. Call          A3            702,455
                 Revenue Refunding Bonds, North Shore Health System
                 Obligated Group, Series 2001B, 5.875%, 11/01/11

          850   New York City Health and Hospitals Corporation, New York,             2/09 at 101.00          A2            878,790
                 Health System Revenue Bonds, Series 1999A, 5.250%, 2/15/17

          500   New York City Health and Hospitals Corporation, New York,             2/13 at 100.00         AAA            537,185
                 Health System Revenue Bonds, Series 2003A,
                 5.250%, 2/15/22 - AMBAC Insured

          495   New York City Industrial Development Agency, New York,                7/12 at 100.00          B2            506,276
                 Civic Facility Revenue Bonds, Staten Island University
                 Hospital, Series 2001B, 6.375%, 7/01/31

          500   New York City Industrial Development Agency, New York,                7/12 at 101.00          B2            526,870
                 Civic Facility Revenue Bonds, Staten Island University
                 Hospital, Series 2002C, 6.450%, 7/01/32

                Suffolk County Industrial Development Agency, New York,
                Revenue Bonds, Huntington Hospital, Series 2002C:
          425    6.000%, 11/01/22                                                    11/12 at 100.00        Baa1            459,663
          610    5.875%, 11/01/32                                                    11/12 at 100.00        Baa1            649,205

------------------------------------------------------------------------------------------------------------------------------------
       20,580   Total Health Care                                                                                        21,597,412
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 2.7% (1.9% OF TOTAL INVESTMENTS)

        1,000   New York City Housing Development Corporation, New York,             11/11 at 100.00          AA          1,030,630
                 Multifamily Housing Revenue Bonds, Series 2001C-2,
                 5.400%, 11/01/33 (Alternative Minimum Tax)


                                       42

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2002A:
$         455    5.375%, 11/01/23 (Alternative Minimum Tax)                           5/12 at 100.00          AA     $      472,299
          225    5.500%, 11/01/34 (Alternative Minimum Tax)                           5/12 at 100.00          AA            233,357

          500   New York City Housing Development Corporation, New York,              5/14 at 100.00          AA            526,655
                 Multifamily Housing Revenue Bonds, Series 2004A,
                 5.250%, 11/01/30

          440   New York City Housing Development Corporation, New York,             11/15 at 100.00          AA            446,640
                 Multifamily Housing Revenue Bonds, Series 2005F-1,
                 4.750%, 11/01/35

------------------------------------------------------------------------------------------------------------------------------------
        2,620   Total Housing/Multifamily                                                                                 2,709,581
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 2.4% (1.6% OF TOTAL INVESTMENTS)

          950   New York State Mortgage Agency, Homeowner Mortgage                    4/15 at 100.00         Aa1            954,836
                 Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative
                 Minimum Tax)

        1,385   New York State Mortgage Agency, Homeowner Mortgage                   10/09 at 100.00         Aa1          1,396,772
                 Revenue Bonds, Series 82, 5.650%, 4/01/30 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,335   Total Housing/Single Family                                                                               2,351,608
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 3.6% (2.5% OF TOTAL INVESTMENTS)

        2,150   Dormitory Authority of the State of New York, Insured                 7/11 at 102.00         AAA          2,280,613
                 Revenue Bonds, Rehabilitation Association Pooled Loan
                 Program 1, Series 2001A, 5.000%, 7/01/23 - AMBAC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Providence Rest, Series 2005:
           50    5.125%, 7/01/30 - ACA Insured                                        7/15 at 100.00           A             52,292
          175    5.000%, 7/01/35 - ACA Insured                                        7/15 at 100.00           A            179,923

          525   New York City Industrial Development Agency, New York,                7/11 at 101.00         N/R            560,852
                 Civic Facility Revenue Bonds, Special Needs Facilities
                 Pooled Program, Series 2001A-1, 7.250%, 7/01/16

          450   New York State Dormitory Authority, GNMA Collateralized               2/17 at 103.00          AA            486,135
                 Revenue Bonds, Cabrini of Westchester Project, Series 2006,
                 5.200%, 2/15/41 (WI/DD, Settling 10/12/06)

------------------------------------------------------------------------------------------------------------------------------------
        3,350   Total Long-Term Care                                                                                      3,559,815
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 12.4% (8.5% OF TOTAL INVESTMENTS)

        1,775   Bath Central School District, Steuben County, New York,               6/12 at 100.00         AAA          1,787,549
                 General Obligation Bonds, Series 2002, 4.000%, 6/15/18 -
                 FGIC Insured

        3,620   New York City, New York, General Obligation Bonds, Fiscal             8/08 at 101.00         AAA          3,757,849
                 Series 1998H, 5.375%, 8/01/27 - MBIA Insured

          750   New York City, New York, General Obligation Bonds, Fiscal             8/14 at 100.00         AA-            814,890
                 Series 2004C, 5.250%, 8/15/16

                New York City, New York, General Obligation Bonds, Fiscal
                Series 2004E:
        1,220    5.000%, 11/01/19 - FSA Insured                                      11/14 at 100.00         AAA          1,309,670
        1,100    5.000%, 11/01/20 - FSA Insured                                      11/14 at 100.00         AAA          1,180,058

          750   New York City, New York, General Obligation Bonds, Fiscal             8/15 at 100.00         AAA            816,000
                 Series 2006C, 5.000%, 8/01/16 - FSA Insured

        2,000   New York City, New York, General Obligation Bonds, Fiscal             9/15 at 100.00         AAA          2,153,140
                 Series 2006F-1, 5.000%, 9/01/19 - XLCA Insured

                United Nations Development Corporation, New York, Senior
                Lien Revenue Bonds, Series 2004A:
          250    5.250%, 7/01/23                                                      1/08 at 100.00          A3            254,203
          250    5.250%, 7/01/24                                                      1/08 at 100.00          A3            254,203

------------------------------------------------------------------------------------------------------------------------------------
       11,715   Total Tax Obligation/General                                                                             12,327,562
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 28.0% (19.2% OF TOTAL INVESTMENTS)

        1,000   Battery Park City Authority, New York, Senior Revenue Bonds,         11/13 at 100.00         AAA          1,086,740
                 Series 2003A, 5.250%, 11/01/21

          250   Dormitory Authority of the State of New York, Revenue Bonds,          2/15 at 100.00         AAA            263,540
                 Mental Health Services Facilities Improvements, Series 2005B,
                 5.000%, 2/15/30 - AMBAC Insured


                                       43

                        Nuveen New York Dividend Advantage Municipal Fund 2 (NXK) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Dormitory Authority of the State of New York, Service Contract
                Bonds, Child Care Facilities Development Program, Series 2002:
$       1,905    5.375%, 4/01/17                                                      4/12 at 100.00         AA-     $    2,035,512
        1,000    5.375%, 4/01/19                                                      4/12 at 100.00         AA-          1,065,970

          125   Dormitory Authority of the State of New York, State Personal          3/15 at 100.00         AAA            133,850
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                 FSA Insured

        1,750   Metropolitan Transportation Authority, New York, Dedicated           11/12 at 100.00         AAA          1,873,655
                 Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 - FSA Insured

        1,000   Metropolitan Transportation Authority, New York, State Service          No Opt. Call         AA-          1,150,060
                 Contract Refunding Bonds, Series 2002A, 5.750%, 1/01/17

          560   Monroe Newpower Corporation, New York, Power Facilities               1/13 at 102.00         BBB            587,776
                 Revenue Bonds, Series 2003, 5.500%, 1/01/34

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
        1,140    5.000%, 10/15/25 - MBIA Insured                                     10/14 at 100.00         AAA          1,214,100
          835    5.000%, 10/15/26 - MBIA Insured                                     10/14 at 100.00         AAA            888,098
          500    5.000%, 10/15/29 - AMBAC Insured                                    10/14 at 100.00         AAA            529,330

        1,000   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          1,052,880
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.000%, 2/01/23

        1,000   New York City Transitional Finance Authority, New York, Future        2/13 at 100.00         AAA          1,057,170
                 Tax Secured Refunding Bonds, Fiscal Series 2003D,
                 5.000%, 2/01/22 - MBIA Insured

        1,000   New York State Environmental Facilities Corporation,                  3/14 at 100.00         AA-          1,059,640
                 Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21

          840   New York State Housing Finance Agency, State Personal                 9/15 at 100.00         AAA            884,932
                 Income Tax Revenue Bonds, Economic Development and
                 Housing, Series 2006A, 5.000%, 3/15/36

                New York State Municipal Bond Bank Agency, Buffalo, Special
                Program Revenue Bonds, Series 2001A:
        1,070    5.250%, 5/15/23 - AMBAC Insured                                      5/11 at 100.00         AAA          1,134,296
        1,125    5.250%, 5/15/24 - AMBAC Insured                                      5/11 at 100.00         AAA          1,192,601

        2,300   New York State Thruway Authority, Highway and Bridge                    No Opt. Call         AAA          2,676,947
                 Trust Fund Bonds, Second Generation, Series 2005B,
                 5.500%, 4/01/20 - AMBAC Insured

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        2,000    5.250%, 6/01/20 - AMBAC Insured                                      6/13 at 100.00         AAA          2,156,560
        2,100    5.250%, 6/01/22 - AMBAC Insured                                      6/13 at 100.00         AAA          2,255,442

        1,000   New York State Tobacco Settlement Financing Corporation,              6/13 at 100.00         AA-          1,084,890
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

        2,250   Virgin Islands Public Finance Authority, Senior Lien Revenue         10/08 at 101.00         BBB          2,322,225
                 Refunding Bonds, Matching Fund Loan Note, Series 1998A,
                 5.500%, 10/01/22

------------------------------------------------------------------------------------------------------------------------------------
       25,750   Total Tax Obligation/Limited                                                                             27,706,214
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 19.2% (13.2% OF TOTAL INVESTMENTS)

        2,000   Albany Parking Authority, New York, Revenue Bonds,                    7/11 at 101.00        BBB+          2,142,000
                 Series 2001A, 5.625%, 7/15/20

          460   Metropolitan Transportation Authority, New York, Transportation      11/12 at 100.00         AAA            487,347
                 Revenue Refunding Bonds, Series 2002A, 5.000%, 11/15/25 -
                 FGIC Insured

        1,250   New York City Industrial Development Agency, New York,                8/16 at 101.00           B          1,475,525
                 American Airlines-JFK International Airport Special Facility
                 Revenue Bonds, Series 2005, 7.750%, 8/01/31
                 (Alternative Minimum Tax)

        1,000   New York City Industrial Development Agency, New York,                8/12 at 101.00           B          1,155,370
                 Special Facilities Revenue Bonds, JFK Airport - American
                 Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative
                 Minimum Tax)

          485   New York State Thruway Authority, General Revenue Bonds,              1/15 at 100.00         AAA            511,976
                 Series 2005F, 5.000%, 1/01/30 - AMBAC Insured


                                       44

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

                New York State Thruway Authority, General Revenue Bonds,
                Series 2005G:
$         300    5.000%, 1/01/30 - FSA Insured                                        7/15 at 100.00         AAA     $      317,976
        1,300    5.000%, 1/01/32 - FSA Insured                                        7/15 at 100.00         AAA          1,374,971

        3,400   Niagara Frontier Airport Authority, New York, Airport Revenue         4/09 at 101.00         AAA          3,571,495
                 Bonds, Buffalo Niagara International Airport, Series 1999A,
                 5.625%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)

                Port Authority of New York and New Jersey, Consolidated
                Revenue Bonds, One Hundred Fortieth Series 2005:
          750    5.000%, 12/01/19 - FSA Insured                                       6/15 at 101.00         AAA            813,578
        1,000    5.000%, 12/01/28 - XLCA Insured                                      6/15 at 101.00         AAA          1,065,690
          280    5.000%, 12/01/31 - XLCA Insured                                      6/15 at 101.00         AAA            297,553

        2,195   Port Authority of New York and New Jersey, Consolidated              10/07 at 101.00         AAA          2,253,343
                 Revenue Bonds, One Hundred Twentieth Series 2000,
                 5.500%, 10/15/35 - MBIA Insured (Alternative Minimum Tax)

        2,500   Triborough Bridge and Tunnel Authority, New York, General            11/12 at 100.00         Aa2          2,647,100
                 Purpose Revenue Refunding Bonds, Series 2002B,
                 5.000%, 11/15/21

          780   Triborough Bridge and Tunnel Authority, New York, Subordinate           No Opt. Call         AAA            913,146
                 Lien General Purpose Revenue Refunding Bonds,
                 Series 2002E, 5.500%, 11/15/20 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       17,700   Total Transportation                                                                                     19,027,070
------------------------------------------------------------------------------------------------------------------------------------



                U.S. GUARANTEED - 19.9% (13.7% OF TOTAL INVESTMENTS) (4)

        1,000   Long Island Power Authority, New York, Electric System                6/08 at 101.00         AAA          1,038,320
                 General Revenue Bonds, Series 1998A, 5.250%, 12/01/26
                 (Pre-refunded 6/01/08) - AMBAC Insured

        2,750   Metropolitan Transportation Authority, New York, Dedicated           10/14 at 100.00         AAA          3,004,705
                 Tax Fund Bonds, Series 1999A, 5.000%, 4/01/29
                 (Pre-refunded 10/01/14) - FSA Insured

           10   New York City, New York, General Obligation Bonds, Fiscal             8/08 at 101.00         AAA             10,431
                 Series 1998H, 5.375%, 8/01/27 (Pre-refunded 8/01/08) -
                 MBIA Insured

        3,205   New York State Urban Development Corporation, Service                 1/11 at 100.00         AAA          3,404,510
                 Contract Revenue Bonds, Correctional Facilities,
                 Series 2000C, 5.125%, 1/01/21 (Pre-refunded 1/01/11) -
                 FSA Insured

        2,500   New York State Urban Development Corporation, State                   3/12 at 100.00         AAA          2,692,200
                 Personal Income Tax Revenue Bonds, State Facilities and
                 Equipment, Series 2002A, 5.125%, 3/15/27 (Pre-refunded
                 3/15/12)

        3,000   Triborough Bridge and Tunnel Authority, New York, General             1/11 at 100.00         AAA          3,201,689
                 Purpose Revenue Bonds, Series 1996B, 5.200%, 1/01/22
                 (Pre-refunded 1/01/11)

        5,000   TSASC Inc., New York, Tobacco Flexible Amortization Bonds,            7/09 at 101.00         AAA          5,400,447
                 Series 1999-1, 6.250%, 7/15/27 (Mandatory put 7/15/19)
                 (Pre-refunded 7/15/09)

          900   Utica Industrial Development Agency, New York, Revenue                6/09 at 101.00     N/R (4)            979,398
                 Bonds, Utica College, Series 2004A, 6.875%, 12/01/34
                 (Pre-refunded 6/01/09)

------------------------------------------------------------------------------------------------------------------------------------
       18,365   Total U.S. Guaranteed                                                                                    19,731,700
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 13.6% (9.3% OF TOTAL INVESTMENTS)

        1,500   Long Island Power Authority, New York, Electric System                5/11 at 100.00          A-          1,584,990
                 General Revenue Bonds, Series 2001L, 5.375%, 5/01/33

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        1,700    5.000%, 12/01/23 - FGIC Insured                                      6/16 at 100.00         AAA          1,824,576
        1,700    5.000%, 12/01/24 - FGIC Insured                                      6/16 at 100.00         AAA          1,820,360

        1,000   New York City Industrial Development Agency, New York,               10/08 at 102.00        BBB-          1,010,270
                 Revenue Bonds, Brooklyn Navy Yard Cogeneration Partners
                 LP, Series 1997, 5.750%, 10/01/36 (Alternative Minimum Tax)

        2,000   New York State Power Authority, General Revenue Bonds,               11/10 at 100.00         Aa2          2,103,480
                 Series 2000A, 5.250%, 11/15/40

                New York State Power Authority, General Revenue Bonds,
                Series 2006A:
          320    5.000%, 11/15/18 - FGIC Insured                                     11/15 at 100.00         AAA            347,725
          215    5.000%, 11/15/19 - FGIC Insured                                     11/15 at 100.00         AAA            232,768

          450   Niagara County Industrial Development Agency, New York,              11/11 at 101.00        Baa3            471,299
                 Solid Waste Disposal Facility Revenue Bonds, American
                 Ref-Fuel Company of Niagara LP, Series 2001A,
                 5.450%, 11/15/26 (Mandatory put 11/15/12) (Alternative
                 Minimum Tax)


                                       45

                        Nuveen New York Dividend Advantage Municipal Fund 2 (NXK) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       2,000   Niagara County Industrial Development Agency, New York,              11/11 at 101.00        Baa3     $    2,090,020
                 Solid Waste Disposal Facility Revenue Refunding Bonds,
                 American Ref-Fuel Company of Niagara LP, Series 2001D,
                 5.550%, 11/15/24 (Mandatory put 11/15/15)

                Suffolk County Industrial Development Agency, New York, Revenue
                Bonds, Nissequogue Cogeneration Partners Facility, Series 1998:
        1,250    5.300%, 1/01/13 (Alternative Minimum Tax)                            1/09 at 101.00         N/R          1,236,475
          750    5.500%, 1/01/23 (Alternative Minimum Tax)                            1/09 at 101.00         N/R            745,553

------------------------------------------------------------------------------------------------------------------------------------
       12,885   Total Utilities                                                                                          13,467,516
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 2.2% (1.5% OF TOTAL INVESTMENTS)

        1,000   New York City Municipal Water Finance Authority, New York,            6/11 at 101.00         AA+          1,085,300
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2001D, 5.500%, 6/15/17

        1,000   New York State Environmental Facilities Corporation,                 11/12 at 100.00         AAA          1,085,670
                 State Clean Water and Drinking Water Revolving Funds
                 Revenue Bonds, Pooled Loan Issue, Series 2002F,
                 5.250%, 11/15/17

------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Water and Sewer                                                                                     2,170,970
------------------------------------------------------------------------------------------------------------------------------------
$     135,930   Total Investments (cost $138,353,123) - 145.7%                                                          144,387,747
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                      1,679,201
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (47.4)%                                                        (47,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  99,066,948
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT SEPTEMBER 30, 2006:
                                                                  FIXED RATE  FLOATING RATE                              UNREALIZED
                  NOTIONAL          RATE PAID   RATE RECEIVED        PAYMENT        PAYMENT   EFFECTIVE  TERMINATION   APPRECIATION
COUNTERPARTY        AMOUNT     BY THE FUND (5) BY THE FUND (5)     FREQUENCY      FREQUENCY     DATE (6)        DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan        $1,700,000  3 Month USD-LIBOR          5.768%  Semi-Annually      Quarterly     7/20/07      7/20/29       $100,608
Morgan Stanley   1,600,000  3 Month USD-LIBOR          5.771%  Semi-Annually      Quarterly     7/20/07      7/20/34        104,608
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $205,216
====================================================================================================================================

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rates)

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Represents the annualized rate paid or received by the Fund.

                    (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                                 See accompanying notes to financial statements.

                        Statement of
                             ASSETS AND LIABILITIES September 30, 2006

                                                                                        NEW YORK          NEW YORK         NEW YORK
                                                                       NEW YORK      PERFORMANCE          DIVIDEND         DIVIDEND
                                                                          VALUE             PLUS         ADVANTAGE      ADVANTAGE 2
                                                                          (NNY)            (NNP)             (NAN)            (NXK)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $142,986,279,
   $339,976,003, $198,202,130
   and $138,353,123, respectively)                                 $150,751,513     $359,333,688      $208,676,542     $144,387,747
Cash                                                                         --        1,123,142           181,752               --
Receivables:
   Interest                                                           2,149,349        5,184,926         3,129,276        2,140,168
   Investments sold                                                          --          270,000           663,497          442,331
Unrealized appreciation on forward swaps                                260,958          457,659           294,210          205,216
Other assets                                                              2,476           44,024             9,969            5,947
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                  153,164,296      366,413,439       212,955,246      147,181,409
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                              779               --                --          549,185
Payable for investments purchased                                       479,912        1,173,117           639,882          479,912
Accrued expenses:
   Management fees                                                       67,778          186,620            83,638           46,007
   Other                                                                 42,982           95,202            48,646           27,771
Preferred share dividends payable                                           N/A           40,377            35,724           11,586
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                 591,451        1,495,316           807,890        1,114,461
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                      N/A      124,300,000        69,000,000       47,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $152,572,845     $240,618,123      $143,147,356     $ 99,066,948
====================================================================================================================================
Common shares outstanding                                            15,120,364       15,031,938         9,242,495        6,480,352
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      10.09     $      16.01      $      15.49     $      15.29
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $    151,204     $    150,319      $     92,425     $     64,804
Paid-in surplus                                                     144,256,690      219,028,481       131,299,307       92,022,545
Undistributed (Over-distribution of) net investment income              379,037          595,345           (34,993)          62,531
Accumulated net realized gain (loss) from investments                  (240,278)       1,028,634         1,021,995          677,228
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                        8,026,192       19,815,344        10,768,622        6,239,840
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $152,572,845     $240,618,123      $143,147,356     $ 99,066,948
====================================================================================================================================
Authorized shares:
   Common                                                           250,000,000      200,000,000         Unlimited        Unlimited
   Preferred                                                                N/A        1,000,000         Unlimited        Unlimited
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                        Statement of
                              OPERATIONS Year Ended September 30, 2006

                                                                                        NEW YORK          NEW YORK         NEW YORK
                                                                       NEW YORK      PERFORMANCE          DIVIDEND         DIVIDEND
                                                                          VALUE             PLUS         ADVANTAGE      ADVANTAGE 2
                                                                          (NNY)            (NNP)             (NAN)            (NXK)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                    $7,566,210      $17,964,616       $10,329,217      $ 7,001,112
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                         822,131        2,270,234         1,335,720          923,447
Preferred shares - auction fees                                             N/A          310,918           172,490          117,573
Preferred shares - dividend disbursing agent fees                           N/A           40,000            10,000           10,000
Shareholders' servicing agent fees and expenses                          43,916           43,574             4,704            1,746
Custodian's fees and expenses                                            49,097           90,989            57,817           41,905
Directors'/Trustees' fees and expenses                                    3,454            7,859             4,580            3,109
Professional fees                                                        12,376           24,036            17,243           15,193
Shareholders' reports - printing and mailing expenses                    29,641           38,387            17,301           17,471
Stock exchange listing fees                                               9,964           10,003            10,012              550
Investor relations expense                                               18,758           37,524            21,024           16,469
Other expenses                                                            8,159           29,609            15,638           15,835
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit,
   expense reimbursement and legal fee refund                           997,496        2,903,133         1,666,529        1,163,298
   Custodian fee credit                                                 (18,879)         (45,628)          (18,905)         (17,542)
   Expense reimbursement                                                     --               --          (403,983)        (398,769)
   Legal fee refund                                                     (13,382)              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                            965,235        2,857,505         1,243,641          746,987
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 6,600,975       15,107,111         9,085,576        6,254,125
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                               377,490        1,003,774         1,004,669          677,240
Change in net unrealized appreciation (depreciation)
   of investments                                                      (461,131)      (1,539,543)       (1,492,955)        (555,856)
Change in net unrealized appreciation (depreciation)
   of forward swaps                                                     260,958          457,659           294,210          205,216
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                 177,317          (78,110)         (194,076)         326,600
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                  N/A       (3,020,062)       (1,905,342)      (1,292,953)
From accumulated net realized gains                                         N/A         (720,259)         (267,113)        (201,619)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common
   shares from distributions to Preferred shareholders                      N/A       (3,740,321)       (2,172,455)      (1,494,572)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                            $6,778,292      $11,288,680       $ 6,719,045      $ 5,086,153
====================================================================================================================================
N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                        Statement of
                             CHANGES IN NET ASSETS
                                                                          NEW YORK VALUE (NNY)       NEW YORK PERFORMANCE PLUS (NNP)
                                                                     -----------------------------   -------------------------------
                                                                      YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                         9/30/06           9/30/05          9/30/06         9/30/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 6,600,975      $  6,771,319     $ 15,107,111    $ 15,760,974
Net realized gain (loss) from investments                                377,490         1,440,260        1,003,774       5,223,289
Change in net unrealized appreciation
   (depreciation) of investments                                        (461,131)         (830,389)      (1,539,543)     (3,719,101)
Change in net unrealized appreciation
   (depreciation) of forward swaps                                       260,958                --          457,659              --
Distributions to Preferred Shareholders:
   From net investment income                                                N/A               N/A       (3,020,062)     (2,030,536)
   From accumulated net realized gains                                       N/A               N/A         (720,259)        (72,204)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                                       6,778,292         7,381,190       11,288,680      15,162,422
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                            (6,441,277)       (6,459,423)     (13,326,460)    (14,852,006)
From accumulated net realized gains                                           --                --       (4,504,776)     (1,194,491)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                          (6,441,277)       (6,459,423)     (17,831,236)    (16,046,497)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to
   shareholders due to reinvestment of distributions                          --                --          905,791              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common Shares
   from capital share transactions                                            --                --          905,791              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                           337,015           921,767       (5,636,765)       (884,075)
Net assets applicable to Common
   shares at the beginning of year                                   152,235,830       151,314,063      246,254,888     247,138,963
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                        $152,572,845      $152,235,830     $240,618,123    $246,254,888
====================================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of year                                        $    379,037      $    226,770     $    595,345    $  1,858,442
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                        Statement of
                             CHANGES IN NET ASSETS (continued)
                                                                                NEW YORK                          NEW YORK
                                                                        DIVIDEND ADVANTAGE (NAN)         DIVIDEND ADVANTAGE 2 (NXK)
                                                                      --------------------------------------------------------------
                                                                      YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                         9/30/06           9/30/05          9/30/06         9/30/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 9,085,576       $ 9,492,793      $ 6,254,125     $ 6,536,758
Net realized gain (loss) from investments                              1,004,669         3,413,773          677,240       1,513,468
Change in net unrealized appreciation
   (depreciation) of investments                                      (1,492,955)       (2,619,438)        (555,856)       (816,269)
Change in net unrealized appreciation
   (depreciation) of forward swaps                                       294,210                --          205,216              --
Distributions to Preferred Shareholders:
   From net investment income                                         (1,905,342)       (1,210,994)      (1,292,953)       (824,602)
   From accumulated net realized gains                                  (267,113)               --         (201,619)        (26,248)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                                       6,719,045         9,076,134        5,086,153       6,383,107
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                            (8,210,579)       (9,067,881)      (5,624,629)     (6,141,020)
From accumulated net realized gains                                   (1,716,946)               --       (1,311,855)       (399,692)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                          (9,927,525)       (9,067,881)      (6,936,484)     (6,540,712)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to
   shareholders due to reinvestment of distributions                     654,812           100,992          310,831          57,704
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common Shares
   from capital share transactions                                       654,812           100,992          310,831          57,704
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                        (2,553,668)          109,245       (1,539,500)        (99,901)
Net assets applicable to Common
   shares at the beginning of year                                   145,701,024       145,591,779      100,606,448     100,706,349
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                        $143,147,356      $145,701,024     $ 99,066,948    $100,606,448
====================================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of year                                        $    (34,993)     $  1,013,776     $     62,531    $    724,270
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The New York funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen New York Municipal Value Fund, Inc. (NNY), Nuveen New York Performance Plus Municipal Fund, Inc. (NNP), Nuveen New York Dividend Advantage Municipal Fund (NAN) and Nuveen New York Dividend Advantage Municipal Fund 2 (NXK). All of the Funds' Common shares trade on the New York Stock Exchange, with the exception of New York Dividend Advantage 2's
(NXK) Common shares which trade on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. If the pricing service is unable to supply a price for a municipal bond or forward swap contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2006, New York Value (NNY), New York Performance Plus (NNP), New York Dividend Advantage
(NAN) and New York Dividend Advantage 2 (NXK) had outstanding when-issued/delayed delivery purchase commitments of $479,912, $1,173,117, $639,882 and $479,912, respectively.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of each Fund's shareholders. Legal fee refund presented on the Statement of Operations for New York Value (NNY)reflects a refund of workout expenditures paid in a prior reporting period.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended September 30, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Notes to
    FINANCIAL STATEMENTS (continued)



Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

New York Value (NNY) is not authorized to issue Preferred shares. The Funds below have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                               NEW YORK    NEW YORK     NEW YORK
                                            PERFORMANCE    DIVIDEND     DIVIDEND
                                                   PLUS   ADVANTAGE  ADVANTAGE 2
                                                  (NNP)       (NAN)        (NXK)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                       1,600          --           --
   Series T                                         800          --           --
   Series W                                       2,000          --        1,880
   Series TH                                         --          --           --
   Series F                                         572       2,760           --
--------------------------------------------------------------------------------
Total                                             4,972       2,760        1,880
================================================================================

Forward Swap Transactions

The Funds are authorized to invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                                                                           NEW YORK
                                                            NEW YORK VALUE (NNY)    PERFORMANCE PLUS (NNP)
                                                            --------------------   -----------------------
                                                               YEAR         YEAR          YEAR        YEAR
                                                              ENDED        ENDED         ENDED       ENDED
                                                            9/30/06      9/30/05       9/30/06     9/30/05
----------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                          --           --        54,803          --
==========================================================================================================
                                                                  NEW YORK                 NEW YORK
                                                             DIVIDEND ADVANTAGE     DIVIDEND ADVANTAGE 2
                                                                     (NAN)                 (NXK)
                                                            --------------------   -----------------------
                                                               YEAR         YEAR          YEAR        YEAR
                                                              ENDED        ENDED         ENDED       ENDED
                                                            9/30/06      9/30/05       9/30/06     9/30/05
----------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                      40,447        6,166        19,722       3,630
==========================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended September 30, 2006, were as follows:

                                                                        NEW YORK      NEW YORK      NEW YORK
                                                          NEW YORK   PERFORMANCE      DIVIDEND      DIVIDEND
                                                             VALUE          PLUS     ADVANTAGE   ADVANTAGE 2
                                                             (NNY)         (NNP)         (NAN)         (NXK)
------------------------------------------------------------------------------------------------------------
Purchases                                              $19,691,113   $45,985,824   $30,454,216   $23,014,014
Sales and maturities                                    19,307,080    48,640,627    32,505,859    20,134,436
============================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their Federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At September 30, 2006, the cost of investments was as follows:

                                                                        NEW YORK      NEW YORK      NEW YORK
                                                          NEW YORK   PERFORMANCE      DIVIDEND      DIVIDEND
                                                             VALUE          PLUS     ADVANTAGE   ADVANTAGE 2
                                                             (NNY)         (NNP)         (NAN)         (NXK)
------------------------------------------------------------------------------------------------------------
Cost of investments                                   $142,732,427  $339,664,721  $198,128,980  $138,309,155
============================================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



Gross unrealized appreciation and gross unrealized depreciation of investments at September 30, 2006, were as follows:

                                                                        NEW YORK      NEW YORK      NEW YORK
                                                          NEW YORK   PERFORMANCE      DIVIDEND      DIVIDEND
                                                             VALUE          PLUS     ADVANTAGE   ADVANTAGE 2
                                                             (NNY)         (NNP)         (NAN)         (NXK)
------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                         $8,071,191   $19,769,495   $10,569,471    $6,096,136
   Depreciation                                            (52,105)     (100,528)      (21,909)      (17,544)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   of investments                                       $8,019,086   $19,668,967   $10,547,562    $6,078,592
============================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at September 30, 2006, the Funds' tax year end, were as follows:

                                                                        NEW YORK      NEW YORK      NEW YORK
                                                          NEW YORK   PERFORMANCE      DIVIDEND      DIVIDEND
                                                             VALUE          PLUS     ADVANTAGE   ADVANTAGE 2
                                                             (NNY)         (NNP)         (NAN)         (NXK)
------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                     $661,960    $1,318,251      $532,934      $446,399
Undistributed net ordinary income **                            --         5,811            33         8,211
Undistributed net long-term capital gains                       --     1,028,634     1,021,995       677,229
============================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on September 1, 2006, paid on October 2, 2006.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended September 30, 2006 and September 30, 2005, was designated for purposes of the dividends paid deduction as follows:

                                                                        NEW YORK      NEW YORK      NEW YORK
                                                          NEW YORK   PERFORMANCE      DIVIDEND      DIVIDEND
                                                             VALUE          PLUS     ADVANTAGE   ADVANTAGE 2
2006                                                         (NNY)         (NNP)         (NAN)         (NXK)
------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                $6,441,277   $16,479,183   $10,219,867    $6,960,390
Distributions from net ordinary income **                       --        21,436            --        30,316
Distributions from net long-term capital gains***               --     5,225,035     1,984,059     1,502,388
============================================================================================================

                                                                        NEW YORK      NEW YORK      NEW YORK
                                                          NEW YORK   PERFORMANCE      DIVIDEND      DIVIDEND
                                                             VALUE          PLUS     ADVANTAGE   ADVANTAGE 2
2005                                                         (NNY)         (NNP)         (NAN)         (NXK)
------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                $6,441,278   $16,930,267   $10,302,766    $6,979,318
Distributions from net ordinary income **                   17,730        34,069            --         3,548
Distributions from net long-term capital gains                  --     1,266,695            --       425,821
============================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2006.

At September 30, 2006, New York Value (NNY) had unused capital loss carryforwards of $240,278 available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire in 2012.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components -- a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

New York Value (NNY) pays an annual fund-level fee, payable monthly, of .15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income of the Fund.

The annual fund-level fee, payable monthly, for each Fund (excluding New York Value (NNY)) is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS
(INCLUDING NET ASSETS                            NEW YORK PERFORMANCE PLUS (NNP)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

AVERAGE DAILY NET ASSETS                       NEW YORK DIVIDEND ADVANTAGE (NAN)
(INCLUDING NET ASSETS                        NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of September 30, 2006, the complex-level fee rate was .1857%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion(2)                                    .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

Notes to
    FINANCIAL STATEMENTS (continued)



For the first ten years of New York Dividend Advantage's (NAN) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
JULY 31,                                         JULY 31,
--------------------------------------------------------------------------------
1999*                    .30%                    2005                       .25%
2000                     .30                     2006                       .20
2001                     .30                     2007                       .15
2002                     .30                     2008                       .10
2003                     .30                     2009                       .05
2004                     .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse New York Dividend Advantage (NAN) for any portion of its fees and expenses beyond July 31, 2009.

For the first ten years of New York Dividend Advantage 2's (NXK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
MARCH 31,                                        MARCH 31,
--------------------------------------------------------------------------------
2001*                    .30%                    2007                        .25
2002                     .30                     2008                        .20
2003                     .30                     2009                        .15
2004                     .30                     2010                        .10
2005                     .30                     2011                        .05
2006                     .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse New York Dividend Advantage 2 (NXK) for any portion of its fees and expenses beyond March 31, 2011.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENT

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on November 1, 2006, to shareholders of record on October 15, 2006, as follows:

                                              NEW YORK     NEW YORK     NEW YORK
                                 NEW YORK  PERFORMANCE     DIVIDEND     DIVIDEND
                                    VALUE         PLUS    ADVANTAGE  ADVANTAGE 2
                                    (NNY)        (NNP)        (NAN)        (NXK)
--------------------------------------------------------------------------------
Dividend per share                 $.0355       $.0665       $.0655       $.0655
================================================================================

                        Financial
                               HIGHLIGHTS

          Selected data for a Common share outstanding throughout each period:

                                                   Investment Operations                                    Less Distributions
                               -------------------------------------------------------------------  --------------------------------

                                                          Distributions   Distributions
                                                               from Net            from               From Net
                   Beginning                                 Investment         Capital             Investment    Capital
                      Common                        Net       Income to        Gains to              Income to   Gains to
                       Share          Net      Realized       Preferred       Preferred                 Common     Common
                   Net Asset   Investment    Unrealized          Share-          Share-                 Share-     Share-
                       Value       Income    Gain (Loss)        holders+        holders+     Total     holders    holders     Total
====================================================================================================================================
NEW YORK VALUE (NNY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                  $10.07        $ .44         $ .01             N/A             N/A      $ .45      $ (.43)      $ --    $ (.43)
2005                   10.01          .45           .04             N/A             N/A        .49        (.43)        --      (.43)
2004                    9.95          .45           .04             N/A             N/A        .49        (.43)        --      (.43)
2003                   10.16          .44          (.19)            N/A             N/A        .25        (.46)        --      (.46)
2002                    9.86          .47           .32             N/A             N/A        .79        (.49)        --      (.49)

NEW YORK PERFORMANCE PLUS (NNP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                   16.44         1.01           --*            (.20)           (.05)       .76        (.89)      (.30)    (1.19)
2005                   16.50         1.05           .10            (.14)             --       1.01        (.99)      (.08)    (1.07)
2004                   16.57         1.08           .18            (.06)           (.01)      1.19       (1.01)      (.25)    (1.26)
2003                   17.11         1.10          (.34)           (.06)           (.02)       .68        (.99)      (.23)    (1.22)
2002                   15.95         1.13          1.07            (.11)             --       2.09        (.93)        --      (.93)

NEW YORK DIVIDEND ADVANTAGE (NAN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                   15.83          .98            --*           (.21)           (.03)       .74        (.89)      (.19)    (1.08)
2005                   15.83         1.03           .09            (.13)             --        .99        (.99)        --      (.99)
2004                   15.66         1.06           .16            (.06)             --       1.16        (.99)        --      (.99)
2003                   15.85         1.07          (.24)           (.07)             --        .76        (.95)        --      (.95)
2002                   14.86         1.07           .89            (.11)             --       1.85        (.86)        --      (.86)

NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                   15.57          .97           .05            (.20)           (.03)       .79        (.87)      (.20)    (1.07)
2005                   15.60         1.01           .10            (.13)             --        .98        (.95)      (.06)    (1.01)
2004                   15.44         1.02           .20            (.06)             --       1.16        (.95)      (.05)    (1.00)
2003                   15.62         1.04          (.18)           (.07)           (.01)       .78        (.91)      (.06)     (.97)
2002                   14.55         1.04           .99            (.11)             --       1.92        (.85)        --      (.85)
====================================================================================================================================
                                                                          Total Returns
                                                                     ----------------------
                                                                                    Based
                            Offering                                                   on
                           Costs and        Ending                                 Common
                           Preferred        Common                     Based        Share
                               Share         Share         Ending         on          Net
                        Underwriting     Net Asset         Market     Market        Asset
                           Discounts         Value          Value      Value**      Value**
===========================================================================================
NEW YORK VALUE (NNY)
-------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                            $ --        $10.09         $ 9.51       7.50%        4.56%
2005                              --         10.07           9.26       5.88         4.95
2004                              --         10.01           9.15       5.29         5.04
2003                              --          9.95           9.11       1.65         2.59
2002                              --         10.16           9.42       4.55         8.26

NEW YORK PERFORMANCE
PLUS (NNP)
-------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                              --         16.01          15.88       6.69         4.91
2005                              --         16.44          16.01       9.37         6.29
2004                              --         16.50          15.66       8.19         7.55
2003                              --         16.57          15.66       1.88         4.25
2002                              --         17.11          16.60      14.44        13.65

NEW YORK DIVIDEND
ADVANTAGE (NAN)
-------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                              --         15.49          15.60       3.49         4.91
2005                              --         15.83          16.11      14.24         6.38
2004                              --         15.83          15.01       6.13         7.68
2003                              --         15.66          15.09       3.86         5.04
2002                              --         15.85          15.47      13.57        12.95

NEW YORK DIVIDEND
ADVANTAGE 2 (NXK)
-------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                              --         15.29          15.47       7.96         5.37
2005                              --         15.57          15.34      10.61         6.45
2004                              --         15.60          14.82       9.02         7.80
2003                             .01         15.44          14.55       5.35         5.39
2002                              --         15.62          14.78       8.48        13.67
===========================================================================================
                                                                Ratios/Supplemental Data
                           ---------------------------------------------------------------------------------------------
                                          Before Credit/Reimbursement/Refund     After Credit/Reimbursement /Refund***
                                          ----------------------------------     -------------------------------------
                                                             Ratio of Net                           Ratio of Net
                                               Ratio of        Investment            Ratio of         Investment
                                Ending         Expenses         Income to            Expenses          Income to
                                   Net       to Average           Average          to Average            Average
                                Assets       Net Assets        Net Assets          Net Assets         Net Assets
                            Applicable       Applicable        Applicable          Applicable         Applicable          Portfolio
                             to Common        to Common         to Common           to Common          to Common           Turnover
                           Shares (000)          Shares++          Shares++            Shares++           Shares++             Rate
====================================================================================================================================
NEW YORK VALUE (NNY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                          $152,573              .66%             4.35%                .64%              4.37%                13%
2005                           152,236              .66              4.44                 .66               4.45                 18
2004                           151,314              .72              4.52                 .72               4.52                  9
2003                           150,418              .88              4.37                 .87               4.38                 10
2002                           153,580              .79              4.76                 .78               4.76                 11

NEW YORK PERFORMANCE
PLUS (NNP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                           240,618             1.22              6.33                1.20               6.35                 13
2005                           246,255             1.20              6.36                1.20               6.37                 16
2004                           247,139             1.21              6.58                1.21               6.59                  5
2003                           247,777             1.22              6.67                1.21               6.67                 14
2002                           255,890             1.24              7.08                1.23               7.09                 19

NEW YORK DIVIDEND
ADVANTAGE (NAN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                           143,147             1.18              6.11                 .88               6.41                 15
2005                           145,701             1.16              6.13                 .80               6.50                 20
2004                           145,592             1.17              6.38                 .74               6.81                  8
2003                           143,886             1.19              6.50                 .74               6.95                  8
2002                           145,599             1.21              6.76                 .75               7.22                 11

NEW YORK DIVIDEND
ADVANTAGE 2 (NXK)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                            99,067             1.19              5.96                 .76               6.38                 14
2005                           100,606             1.18              6.01                 .73               6.46                 19
2004                           100,706             1.17              6.19                 .72               6.64                  7
2003                            99,701             1.19              6.41                 .75               6.85                  8
2002                           100,886             1.21              6.69                 .74               7.16                 16
====================================================================================================================================
                               Preferred Shares at End of Period
                            ---------------------------------------
                              Aggregate    Liquidation
                                 Amount     and Market        Asset
                            Outstanding          Value     Coverage
                                   (000)     Per Share    Per Share
===================================================================
NEW YORK VALUE (NNY)
-------------------------------------------------------------------
Year Ended 9/30:
2006                                N/A            N/A          N/A
2005                                N/A            N/A          N/A
2004                                N/A            N/A          N/A
2003                                N/A            N/A          N/A
2002                                N/A            N/A          N/A

NEW YORK PERFORMANCE
PLUS (NNP)
-------------------------------------------------------------------
Year Ended 9/30:
2006                            124,300         25,000       73,395
2005                            124,300         25,000       74,528
2004                            124,300         25,000       74,706
2003                            124,300         25,000       74,834
2002                            124,300         25,000       76,466

NEW YORK DIVIDEND
ADVANTAGE (NAN)
-------------------------------------------------------------------
Year Ended 9/30:
2006                             69,000         25,000       76,865
2005                             69,000         25,000       77,790
2004                             69,000         25,000       77,751
2003                             69,000         25,000       77,133
2002                             69,000         25,000       77,753

NEW YORK DIVIDEND
ADVANTAGE 2 (NXK)
-------------------------------------------------------------------
Year Ended 9/30:
2006                             47,000         25,000       77,695
2005                             47,000         25,000       78,514
2004                             47,000         25,000       78,567
2003                             47,000         25,000       78,033
2002                             47,000         25,000       78,663
===================================================================

N/A  Fund is not authorized to issue Preferred shares.
* Per share Net Realized/Unrealized Gain (Loss) rounds to less than $.01 per share.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
*** After custodian fee credit, expense reimbursement, and legal fee refund, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares, where applicable.


                                 See accompanying notes to financial statements.

                                  58-59 SPREAD

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman (since 1996) and Director of Nuveen Investments,             167
3/28/49                        the Board                  Inc., Nuveen Investments, LLC, Nuveen Advisory Corp. and
333 W. Wacker Drive            and Board                  Nuveen Institutional Advisory Corp.(3); formerly, Director
Chicago, IL 60606              Member                     (1996-2006) of Institutional Capital Corporation; Chairman
                                                          and Director (since 1997) of Nuveen Asset Management;
                                                          Chairman and Director of Rittenhouse Asset Management,
                                                          Inc. (since 1999); Chairman of Nuveen Investments
                                                          Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Lead Independent   1997    Private Investor and Management Consultant.                           167
8/22/40                        Board member
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (since 1989) as Senior Vice President of The                  167
7/29/34                                                   Northern Trust Company; Director (since 2002) Community
333 W. Wacker Drive                                       Advisory Board for Highland Park and Highwood, United
Chicago, IL 60606                                         Way of the North Shore.

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       167
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College and Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean, Tippie College of Business, University of Iowa (since           167
3/6/48                                                    June 2006); formerly, Dean and Distinguished Professor of Finance,
333 W. Wacker Drive                                       School of Business at the University of Connecticut (2003-2006);
Chicago, IL 60606                                         previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director (since 1997), Credit Research Center at Georgetown
                                                          University; Director (since 2004) of Xerox Corporation; Director,
                                                          SS&C Technologies, Inc. (May 2005 - October 2005).

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (since 2004) as Chairman, JPMorgan Fleming Asset              165
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College;
                                                          member of the Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Botanical Gardens.


                                       60

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman of Miller-Valentine Partners Ltd., a real estate             167
9/24/44                                                   investment company; formerly, Senior Partner and Chief
333 W. Wacker Drive                                       Operating Officer (retired, 2004) of Miller-Valentine
Chicago, IL 60606                                         Group; formerly, Vice President, Miller-Valentine Realty;
                                                          Board Member, Chair of the Finance Committee and
                                                          member of the Audit Committee of Premier Health Partners,
                                                          the not-for-profit company of Miami Valley Hospital; Vice
                                                          President, Dayton Philharmonic Orchestra Association; Board
                                                          Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development
                                                          Coalition; formerly, Member, Community Advisory Board,
                                                          National City Bank, Dayton, Ohio and Business Advisory
                                                          Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     167
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance,                       167
1/22/50                                                   Northwestern University (since 1997); Director (since 2003),
333 W. Wacker Drive                                       Chicago Board Options Exchange; formerly, Director
Chicago, IL 60606                                         National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since 1997),
                                                          Board of Directors, Rubicon, a pure captive insurance
                                                          company owned by Northwestern University; Director
                                                          (since 1997), Evanston Chamber of Commerce and Evanston
                                                          Inventure, a business development organization.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               167
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel, of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (2002-2004), General Counsel (1998-2004)
                                                          and Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002) and Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President
                                                          (since 1997), of Nuveen Asset Management; Managing Director
                                                          (since 2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC. (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc., Symphony Asset Management LLC (since 2003) Tradewinds
                                                          NWQ Global Investors, LLC and Santa Barbara Asset Management,
                                                          LLC; (since 2006); Chartered Financial Analyst.


                                       61

Board Members
      AND OFFICERS (CONTINUED)

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), formerly Vice President               167
9/22/63                                                   (since 2002); formerly, Assistant Vice President (since 2000)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 167
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President and Treasurer of Nuveen Investments, LLC               167
11/28/67                                                  and of Nuveen Investments, Inc. (since 1999); Vice President
333 W. Wacker Drive                                       and Treasurer of Nuveen Asset Management (since 2002)
Chicago, IL 60606                                         and of Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Treasurer of NWQ Investment Management Company, LLC.
                                                          (since 2002); Vice President and Treasurer of Nuveen
                                                          Rittenhouse Asset Management, Inc. (since 2003); Treasurer of Symphony Asset Management LLC (since 2003) and Santa
                                                          Barbara Asset Management, LLC (since 2006); Assistant
                                                          Treasurer, Tradewinds NWQ Global Investors, LLC (since 2006);
                                                          formerly, Vice President and Treasurer (1999-2004) of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
John N. Desmond                Vice President     2005    Vice President, Director of Investment Operations, Nuveen             167
8/24/61                                                   Investments, LLC (since January 2005); formerly, Director,
333 W. Wacker Drive                                       Business Manager, Deutsche Asset Management (2003-2004),
Chicago, IL 60606                                         Director, Business Development and Transformation, Deutsche
                                                          Trust Bank Japan (2002-2003); previously, Senior Vice
                                                          President, Head of Investment Operations and Systems,
                                                          Scudder Investments Japan, (2000-2002), Senior Vice
                                                          President, Head of Plan Administration and Participant
                                                          Services, Scudder Investments (1995-2002).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002), Assistant Secretary and                  167
9/24/64                        and Secretary              Assistant General Counsel (since 1998) formerly, Assistant
333 W. Wacker Drive                                       Vice President (since 1998) of Nuveen Investments, LLC;
Chicago, IL 60606                                         Vice President (2002-2004) and Assistant Secretary (1998-2004)
                                                          formerly, Assistant Vice President of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp.(3); Vice President and
                                                          Assistant Secretary (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004), formerly, Vice President of           167
10/24/45                                                  Nuveen Investments, LLC, Managing Director (2004) formerly,
333 W. Wacker Drive                                       Vice President (1998-2004) of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002), formerly, Vice President of           167
3/2/64                                                    Nuveen Investments; Managing Director (1997-2004) of
333 W. Wacker Drive                                       Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp.(3); Managing Director (since 2001) of Nuveen Asset
                                                          Management; Vice President (since 2002) of Nuveen
                                                          Investments Advisers Inc.; Chartered Financial Analyst.


                                       62

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         167
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Walter M. Kelly                Chief              2003    Assistant Vice President and Assistant Secretary of the               167
2/24/70                        Compliance                 Nuveen Funds (since 2003); Assistant Vice President and
333 West Wacker Drive          Officer and                Assistant General Counsel (since 2003) of Nuveen Investments,
Chicago, IL 60606              Assistant                  LLC; previously, Associate (2001-2003) at the law firm of Vedder,
                               Vice President             Price, Kaufman & Kammholz.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    167
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President of Nuveen Investments, LLC (since 1999).               167
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             167
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; formerly, Vice President
333 W. Wacker Drive            Secretary                  and Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005)
                                                          and Assistant Secretary of Nuveen Investments, Inc.; Vice
                                                          President (since 2005) and Assistant Secretary (since 1997)
                                                          of Nuveen Asset Management; Vice President (since 2000),
                                                          Assistant Secretary and Assistant General Counsel (since
                                                          1998) of Rittenhouse Asset Management, Inc.; Vice President
                                                          and Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002), Symphony Asset
                                                          Management LLC (since 2003) and Tradewinds NWQ Global
                                                          Investors, LLC and Santa Barbara Asset Management, LLC
                                                          (since 2006).

(1) Mr. Schwertfeger is an "interested person'' of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                        ANNUAL INVESTMENT
                        MANAGEMENT AGREEMENT
                        APPROVAL PROCESS



The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May Meeting"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the "Fund Adviser").

THE APPROVAL PROCESS

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Adviser and the performance of each Fund. To assist the Board in its evaluation of the advisory contract with the Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

     o    the nature, extent and quality of services provided by the Fund
          Adviser;

     o the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

     o the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and to customized benchmarks;

     o the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

     o    the expenses of the Fund Adviser in providing the various services;

     o the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") to the respective Fund (as applicable);

     o the advisory fees the Fund Adviser assesses to other types of investment products or clients;

     o    the soft dollar practices of the Fund Adviser, if any; and

     o from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 Act") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties; and factors to be considered by the Board in voting on advisory agreements.

At the May Meeting, the Fund Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered the advisory contract with the Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profitability of the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives and enhancements Nuveen has taken for its municipal fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of the Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. The Trustees further reviewed materials describing, among other things, the teams and personnel involved in the investment, research, risk-management and operational processes involved in managing municipal funds and their respective functions. Given the Trustees' experience with the Funds and Fund Adviser, the Trustees recognized the demonstrated history of care and depth of experience of the respective personnel in managing these Funds. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as additional refinements and improvements adopted to the portfolio management processes noted below. With respect to the services provided to municipal funds, including the Funds, the Trustees noted that the Fund Adviser continues to make refinements to its portfolio management process including, among other things, the increased use of derivatives to enhance management of risk, additional analytical software for research staff and improved municipal pricing processes.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. The Fund Adviser provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings).

In addition to the foregoing, the Trustees also noted the additional services that the Fund Adviser or its affiliates provide to closed-end funds, including, in particular, secondary market support activities. The Trustees recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of initiatives designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include providing advertising and other media relations programs, continued contact with analysts, maintaining and enhancing its website for closed-end funds, and targeted advisor communication programs. With respect to funds that utilize leverage through the issuance of preferred shares, the Trustees noted Nuveen's continued support for the preferred shares by maintaining, among other things, an in-house preferred trading desk; designating a product manager whose responsibilities include creating and disseminating product information and managing relations in connection with the preferred share auction; and maintaining systems necessary to test compliance with rating agency requirements.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement were of a high level and were satisfactory.

B.   THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISER

The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "Performance Peer Group") and portfolio level performance against customized benchmarks, as described below. In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund still may not adequately reflect such Fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Performance Peer Group. With respect to state specific municipal funds, the Trustees recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The closed-end state municipal funds that do not have corresponding state-specific Performance Peer Groups are from Arizona, Connecticut, Georgia, Maryland, Massachusetts, Missouri, North Carolina, Ohio, Texas, and Virginia. Further, due to a lack of state-specific unleveraged categories, certain unleveraged state municipal funds are included in their leveraged state category (such as, the Nuveen California Select Tax-Free Income Fund, Nuveen California Municipal Value Fund, Nuveen New York Select Tax-Free Income Fund and Nuveen New York Municipal Value Fund).

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2005. The Trustees also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2005 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C.   FEES, EXPENSES AND PROFITABILITY

     1. FEES AND EXPENSES

     In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe and/or Peer Group did not

                        ANNUAL INVESTMENT MANAGEMENT
                        AGREEMENT APPROVAL PROCESS (continued)



     adequately reflect the Fund's investment objectives and strategies limiting the usefulness of comparisons. In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage and insurance) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

     2.   COMPARISONS WITH THE FEES OF OTHER CLIENTS

     The Trustees further reviewed data comparing the advisory fees of the Fund Adviser with fees the Fund Adviser charges to other clients, including municipal managed accounts. In general, the fees charged for separate accounts are somewhat lower than the fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for funds as the average account size for separate accounts is notably larger than the retail accounts of funds. Given the differences in the product structures, particularly the extensive services provided to closed-end municipal funds, the Trustees believe such facts justify the different levels of fees.

     3.   PROFITABILITY OF FUND ADVISER

     In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the adviser's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. Based on their review, the Trustees were satisfied that the Fund Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E.   INDIRECT BENEFITS

In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered revenues received by affiliates of the Fund Adviser for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, the Fund Adviser may from time to time receive and have access to research generally provided to institutional clients.

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Fund Adviser's fees are reasonable in light of the services provided to each Fund, and that the renewal of the Investment Management Agreements should be approved.

                        Reinvest Automatically
                               EASILY AND CONVENIENTLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Automatic Dividend
      REINVESTMENT PLAN

NOTICE OF AMENDMENT TO THE TERMS AND CONDITIONS

These Funds are amending the terms and conditions of their Automatic Dividend Reinvestment Plan (the "Plan") as further described below effective with the close of business on January 2, 2007. THESE CHANGES ARE INTENDED TO ENABLE PLAN PARTICIPANTS UNDER CERTAIN CIRCUMSTANCES TO REINVEST FUND DISTRIBUTIONS AT A LOWER AGGREGATE COST THAN IS POSSIBLE UNDER THE EXISTING PLAN. Shareholders who do not wish to continue as participants under the amended Plan may withdraw from the Plan by notifying the Plan Agent prior to the effective date of the amendments. Participants should refer to their Plan document for notification instructions, or may simply call Nuveen at (800) 257-8787.

Fund shareholders who elect to participate in the Plan are able to have Fund distributions consisting of income dividends, realized capital gains and returns of capital automatically reinvested in additional Fund shares. Under the Plan's existing terms, the Plan Agent purchases Fund shares in the open market if the Fund's shares are trading at a discount to their net asset value on the payable date for the distribution. If the Fund's shares are trading at or above their net asset value on the payable date for the distribution, the Plan Agent purchases newly-issued Fund shares directly from the Fund at a price equal to the greater of the shares' net asset value or 95% of the shares' market value.

Under the Plan's amended terms, if the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value. This change will permit Plan participants under these circumstances to reinvest Fund distributions at a lower aggregate cost than is possible under the existing Plan.

                        Notes

Other Useful
      INFORMATION



QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
              For GENERATIONS


Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $149 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


                                o Share prices
           Learn more           o Fund details
about Nuveen Funds at           o Daily financial news
   WWW.NUVEEN.COM/CEF           o Investor education
                                o Interactive planning tools


Logo: NUVEEN Investments

                                                                     EAN-A-0906D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

               Nuveen New York Dividend Advantage Municipal Fund 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                   AUDIT FEES BILLED    AUDIT-RELATED FEES         TAX FEES           ALL OTHER FEES
FISCAL YEAR ENDED                     TO FUND (1)       BILLED TO FUND (2)    BILLED TO FUND (3)    BILLED TO FUND (4)
----------------------------------------------------------------------------------------------------------------------
September 30, 2006                            $ 9,665                    $ 0                $ 400      $ 2,950
----------------------------------------------------------------------------------------------------------------------
Percentage approved                                0%                     0%                   0%           0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------
September 30, 2005                            $ 9,119                    $ 0                $ 566      $ 2,750
----------------------------------------------------------------------------------------------------------------------
Percentage approved                                0%                     0%                   0%           0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                    AUDIT-RELATED FEES   TAX FEES BILLED TO       ALL OTHER FEES
                                   BILLED TO ADVISER AND      ADVISER AND        BILLED TO ADVISER
                                      AFFILIATED FUND      AFFILIATED FUND     AND AFFILIATED FUND
                                      SERVICE PROVIDERS  SERVICE PROVIDERS (1)   SERVICE PROVIDERS
--------------------------------------------------------------------------------------------------
September 30, 2006                                $ 0                $ 2,200                  $ 0
--------------------------------------------------------------------------------------------------
Percentage approved                                0%                     0%                   0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------
September 30, 2005                                $ 0                $ 2,200                  $ 0
--------------------------------------------------------------------------------------------------
Percentage approved                                0%                     0%                   0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $275,000 in 2006 and $282,575 in 2005.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                            TOTAL NON-AUDIT FEES
                                                            BILLED TO ADVISER AND
                                                           AFFILIATED FUND SERVICE   TOTAL NON-AUDIT FEES
                                                            PROVIDERS (ENGAGEMENTS  BILLED TO ADVISER AND
                                                           RELATED DIRECTLY TO THE  AFFILIATED FUND SERVICE
                                    TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL  PROVIDERS (ALL OTHER
                                        BILLED TO FUND      REPORTING OF THE FUND)      ENGAGEMENTS)          TOTAL
-------------------------------------------------------------------------------------------------------------------
September 30, 2006                            $ 3,350                $ 2,200                  $ 0           $ 5,550
September 30, 2005                            $ 3,316                $ 2,200                  $ 0           $ 5,516

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                FUND
Cathryn Steeves     Nuveen New York Dividend Advantage Municipal Fund 2

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                      NUMBER OF
PORTFOLIO MANAGER   TYPE OF ACCOUNT MANAGED           ACCOUNTS   ASSETS*
--------------------------------------------------------------------------------
Cathryn Steeves     Registered Investment Company     67         $13.45 billion
                    Other Pooled Investment Vehicles   0         $0
                    Other Accounts                     0         $0

* Assets are as of September 30, 2006. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of August 30, 2006, the S&P/Investortools Municipal Bond index was comprised of 47,346 securities with an aggregate current market value of $879 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he/she serves as portfolio manager relative to any benchmarks established for those accounts, his/her effectiveness in communicating investment performance to stockholders and their representatives, and his/her contribution to the NAM investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the September 30, 2006, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                         DOLLAR
                                                                                                         RANGE OF
                                                                                           DOLLAR        EQUITY
                                                                                           RANGE OF      SECURITIES
                                                                                           EQUITY        BENEFICIALLY
                                                                                           SECURITIES    OWNED IN
                                                                                           BENEFICIALLY  THE
                                                                                           OWNED IN      REMAINDER
                                                                                           FUND          OF NUVEEN
                                                                                                         FUNDS
                                                                                                         MANAGED BY
                                                                                                         NAM'S
                                                                                                         MUNICIPAL
                                                                                                         INVESTMENT
NAME OF PORTFOLIO MANAGER  FUND                                                                          TEAM
-------------------------------------------------------------------------------------------------------------------------
Cathryn Steeves            Nuveen New York Dividend Advantage Municipal Fund 2              $0           $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER BIO:

Cathryn Steeves, PhD is currently a portfolio manager for 68 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Cathryn has an undergraduate degree from Wake Forest University, an MA, MPhil and a PhD from Columbia University.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York Dividend Advantage Municipal Fund 2
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: December 6, 2006
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: December 6, 2006
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: December 6, 2006
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.